UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/29/16

Item 1. Reports to Stockholders.

1

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
February 29, 2016

Franklin Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Municipal Bond Market Overview	3
Investment Strategy and Manager’s Discussion	5
Franklin Double Tax-Free Income Fund	6
Franklin Federal Intermediate-Term
Tax-Free Income Fund	13
Franklin Federal Limited-Term
Tax-Free Income Fund	20
Franklin High Yield Tax-Free Income Fund	27
Franklin Insured Tax-Free Income Fund	34
Franklin Massachusetts Tax-Free Income Fund	41
Franklin New Jersey Tax-Free Income Fund	48
Financial Highlights and Statements of Investments	56
Financial Statements	143
Notes to Financial Statements	153
Report of Independent Registered
Public Accounting Firm	167
Tax Information	168
Board Members and Officers	169
Shareholder Information	174

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and the U.S. stock markets during the 12-month period ended February 29, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +3.95% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +2.88% total return.1 U.S. equities, as represented by the Standard & Poor’s® 500 Index, underperformed with a -6.19% total return for the reporting period.1 The decline in U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt status and relatively low risk.

The Federal Reserve (Fed) raised its target interest-rate range to 0.25%–0.50% in December, citing labor market improvement and continued U.S. economic growth. This action ended a seven-year period of near-zero short-term interest rates. At the time, the Fed indicated the move would be followed by a “gradual” tightening of monetary policy, and the median estimate among Fed governors for the 2016 year-end federal funds rate was 1.375%. Despite the prospect of higher short-term interest rates in 2016, the municipal bond market rallied after the announcement. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with four consecutive months of inflows, reflecting robust demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, investment-grade municipal bonds fared better than high yield municipal bonds. High yield tax-exempt bonds, as measured by the Barclays Municipal High Yield Index, generated a +2.11% total return for the period.1 Approximately $341 billion in bonds were issued over the past 12 months; this issuance was offset, however, by the nearly $342 billion in bonds that either matured or were called out of the market, making net supply flat for the period.2

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act (the Act), signed into law on June 28, 2014, was unconstitutional. Following the ruling, which was affirmed by the U.S. Court of Appeals on July 6, 2015, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s repeatedly downgraded Puerto Rico’s general obligation debt, as well as the ratings of certain related Puerto Rico issuers. On August 21, 2015, Puerto Rico petitioned the U.S. Supreme Court to review the ruling invalidating the Act. In early December, the U.S. Supreme Court granted Puerto Rico’s request, and the case was scheduled for oral argument in March 2016. In addition, the commonwealth continued to seek the expansion of Chapter 9 bankruptcy eligibility through the U.S. Congress.

Near the end of June 2015, in conjunction with announcing that Puerto Rico’s debt was “not payable,” Governor Alejandro Garcia Padilla publicly called for a restructuring of Puerto Rico debt obligations, while certain other Puerto Rico issuers continued to negotiate with creditors for a financial restructuring. During the reporting period, Puerto Rico’s financial issues led to partial defaults by Puerto Rico’s Public Finance Corporation on its debt service payments beginning on August 3, 2015. In September, Governor Garcia Padilla’s working group issued a preliminary report regarding the island’s financial situation and potential restructuring recommendations. On February 1, 2016, the governor officially released the commonwealth’s restructuring proposal. The plan seeks to reduce the burden of $49 billion in tax-supported debt by asking creditors to exchange current securities for a combination of “Base Bonds” and “Growth Bonds.” The uncertainty arising from these recent actions led to price volatility among several Puerto Rico municipal bond issues.

Franklin Templeton has been a member of a creditors’ committee (Ad Hoc Group) made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated, market-based, long-term solution to PREPA’s liquidity and structural issues. On December 23, 2015, a Restructuring Support Agreement was signed. The agreement,

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
2. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

which has attained legislative approval, provides for the Ad Hoc Group to exchange its bonds at 85 cents on the dollar into a new “securitization” bond. There are still many details that need to be resolved, and the formulation of the exchange offer and necessary legislation may take several months. However, we believe that implementation of this agreement would allow PREPA to provide reliable and lower cost service, fund its capital needs for the medium term, ensure environmental compliance, diversify power generation resources to include more natural gas and provide jobs.

We believe the PREPA agreement demonstrates how the combination of pursuing our legal rights and engaging in negotiations can achieve positive results, avoiding costly lawsuits or bankruptcy proceedings. The market viewed this agreement as positive, and at period-end, PREPA bonds were priced at about 65 cents on the dollar.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we generally sought to purchase bonds with good call features from 15 to 30 years in maturity for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

Franklin Double Tax-Free Income Fund

This annual report for Franklin Double Tax-Free Income Fund covers the fiscal year ended February 29, 2016. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at the close of the market on August 1, 2012. On October 20, 2015, the Board of Trustees approved a proposal to reorganize the Fund into Franklin High Yield Tax-Free Income Fund. If the proposal is approved by shareholders, the transaction is expected to be completed on or about April 29, 2016. The Fund reserves the right to change the aforementioned at any time.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 The Fund focuses on municipal securities of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands. Because of the Fund’s historical focus on Puerto Rico municipal securities, the Fund’s portfolio may consist to a large extent of such securities.

Credit Quality Breakdown*

2/29/16

% of Total
Ratings	Investments
AAA	8.90%
AA	7.10%
A	23.02%
BBB	38.57%
Below Investment Grade	22.41%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $9.88 on February 28, 2015, to $9.37 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 39.94 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.13%, based on an annualization of the 3.37 cent per share February dividend and the maximum offering price of $9.79 on February 29, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.30% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*

3/1/15–2/29/16

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.77	3.29	3.85
April	3.57	3.09	3.65
May	3.47	2.99	3.55
June	3.37	2.92	3.44
July	3.22	2.77	3.29
August	3.22	2.77	3.29
September	3.22	2.80	3.31
October	3.22	2.80	3.31
November	3.22	2.80	3.31
December	3.22	2.80	3.30
January	3.07	2.65	3.15
February	3.37	2.95	3.45
Total	39.94	34.63	40.90

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.   Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 59.

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FRANKLIN DOUBLE TAX-FREE INCOME FUND

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	25.6%
Tax-Supported	21.5%
Other Revenue	21.3%
Refunded**	8.9%
Higher Education	8.7%
Hospital & Health Care	5.4%
Transportation	4.3%
Housing	2.4%
Subject to Government Appropriations	1.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund held 24 different positions across nine different sectors as of February 29, 2016. Issuers represented in the portfolio comprised Puerto Rico (49.7% of the Fund’s total long-term investments), Guam (37.9%) and the U.S. Virgin Islands (12.4%).

The Fund holds a significant portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report 7

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FPRTX)	$9.37	$9.88	-$	0.51
C (FPRIX)	$9.41	$9.92	-$	0.51
Advisor (FDBZX)	$9.38	$9.89	-$	0.51

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3994
C	$0.3463
Advisor	$0.4090

See page 11 for Performance Summary footnotes.

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FRANKLIN DOUBLE TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.76%
1-Year	-1.07%	-5.29%	-4.66%
5-Year	+5.90%	+0.28%	+0.60%
10-Year	+22.35%	+1.60%	+1.68%
C					1.32%
1-Year	-1.62%	-2.57%	-2.08%
5-Year	+2.91%	+0.58%	+0.89%
10-Year	+15.80%	+1.48%	+1.56%
Advisor[6]					0.67%
1-Year	-0.98%	-0.98%	-0.48%
5-Year	+6.39%	+1.25%	+1.56%
10-Year	+23.22%	+2.11%	+2.20%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	4.13%	7.30%	3.16%		5.58%
C	3.76%	6.64%	2.77%		4.89%
Advisor	4.41%	7.79%	3.38%		5.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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Annual Report 9

FRANKLIN DOUBLE TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN DOUBLE TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund currently invests principally in Puerto Rico municipal bonds, it is subject to greater risk as those securities have been impacted by recent adverse economic and market changes. This along with adverse economic and regulatory changes in other U.S. territories may cause the Fund’s share price to decline. The Fund is classified as a nondiversified fund, because it may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +18.21%
and +2.56%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,033.00	$4.85
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.82
C
Actual	$1,000	$1,028.90	$7.67
Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.62
Advisor
Actual	$1,000	$1,032.40	$4.40
Hypothetical (5% return before expenses)	$1,000	$1,020.54	$4.37

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.96%; C: 1.52%; and Advisor: 0.87%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Federal Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	14.79%
AA	63.53%
A	15.02%
BBB	1.53%
Refunded	5.13%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.44 on February 28, 2015, to $12.50 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 31.02 cents per share for the same period.2 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.40%, based on an annualization of the 2.56 cent per share February dividend and the maximum offering price of $12.79 on February 29, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 4.24% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
		Dividend per Share
Month	Class A	Class C	Advisor Class
March	2.56	1.97	2.66
April	2.56	1.97	2.66
May	2.56	1.97	2.66
June	2.56	2.02	2.66
July	2.56	2.02	2.66
August	2.56	2.02	2.66
September	2.56	2.01	2.66
October	2.56	2.01	2.66
November	2.66	2.11	2.76
December	2.66	2.09	2.77
January	2.66	2.09	2.77
February	2.56	1.99	2.67
Total	31.02	24.27	32.25

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Dis-
tributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 63.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Portfolio Breakdown
2/29/16
	% of Total
	Investments*
General Obligation	21.5%
Utilities	20.2%
Transportation	15.2%
Subject to Government Appropriations	13.5%
Tax-Supported	8.8%
Refunded**	6.9%
Hospital & Health Care	6.7%
Other Revenue	3.6%
Higher Education	3.6%
Housing	0.0	%***

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.
***Rounds to less than 0.1%.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15	Change
A (FKITX)	$12.50	$12.44	+$0.06
C (FCITX)	$12.53	$12.47	+$0.06
Advisor (FITZX)	$12.52	$12.47	+$0.05

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3102
C	$0.2427
Advisor	$0.3225

See page 18 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]	Operating Expenses[5]
A				0.68%
1-Year	+3.03%	+0.69%	+0.45%
5-Year	+25.59%	+4.19%	+4.34%
10-Year	+51.44%	+4.00%	+4.10%
C				1.23%
1-Year	+2.47%	+1.47%	+1.22%
5-Year	+22.14%	+4.08%	+4.23%
10-Year	+43.33%	+3.67%	+3.76%
Advisor[6]				0.58%
1-Year	+3.05%	+3.05%	+2.96%
5-Year	+26.16%	+4.76%	+4.93%
10-Year	+52.70%	+4.32%	+4.43%

		Taxable Equivalent		Taxable Equivalent 30-Day
Share Class	Distribution Rate[7]	Distribution Rate[8]	30-Day Standardized Yield[9]	Standardized Yield[8]
A	2.40%	4.24%	0.76%	1.34%
C	1.91%	3.37%	0.25%	0.44%
Advisor	2.56%	4.52%	0.87%	1.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +48.67%
and +5.63%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-
weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,030.80	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32
C
Actual	$1,000	$1,028.00	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07
Advisor
Actual	$1,000	$1,031.30	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$2.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Federal Limited-Term Tax-Free Income Fund

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
SP-1	2.41%
AAA	24.63%
AA	45.40%
A	20.48%
BBB	1.83%
Refunded	5.25%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from SP-1 (highest) to SP-3 (lowest) for short-term bonds and from AAA (highest) to D (lowest) for long-term bonds. The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.47 on February 28, 2015, to $10.45 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 9.31 cents per share for the same period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 0.81%, based on an annualization of the 0.72 cent per share February dividend and the maximum offering price of $10.69 on February 29, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 1.43% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Advisor Class shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Advisor Class
March	0.74	0.88
April	0.74	0.88
May	0.79	0.93
June	0.79	0.92
July	0.79	0.92
August	0.79	0.92
September	0.79	0.92
October	0.79	0.92
November	0.79	0.92
December	0.79	0.92
January	0.79	0.92
February	0.72	0.85
Total	9.31	10.90

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Dis-
tributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 81.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Portfolio Breakdown
2/29/16
% of Total
Investments*
General Obligation	29.7%
Utilities	16.6%
Refunded**	13.2%
Transportation	10.6%
Higher Education	9.0%
Subject to Government Appropriations	6.5%
Other Revenue	6.0%
Tax-Supported	4.1%
Hospital & Health Care	3.1%
Housing	1.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FFTFX)	$10.45	$10.47	-$	0.02
Advisor (FTFZX)	$10.44	$10.46	-$	0.02

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.0931
Advisor	$0.1090

See page 25 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (3/31/16)[5]	(with waiver)	(without waiver)
A				0.63%	0.70%
1-Year	+0.70%	-1.55%	-1.75%
5-Year	+8.55%	+1.19%	+1.11%
10-Year	+28.93%	+2.34%	+2.32%
Advisor[7]				0.48%	0.55%
1-Year	+0.86%	+0.86%	+0.76%
5-Year	+9.25%	+1.79%	+1.73%
10-Year	+29.78%	+2.64%	+2.64%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[8]	Distribution Rate[9]	Standardized Yield[10]		Standardized Yield[9]
A	0.81%	1.43%	0.36%		0.64%
Advisor	0.98%	1.73%	0.51%		0.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 25 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
2. The Fund has an expense reduction contractually guaranteed through at least 6/30/16. Fund investment results reflect the expense reduction, to the extent applicable; with-
out this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.61% and +1.82%.
8. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/16.
9. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
10. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
11. Source: Morningstar. The Barclays Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
12. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,006.40	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Advisor
Actual	$1,000	$1,007.20	$2.40
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.41

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers annualized for each class (A: 0.63%
and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin High Yield Tax-Free Income Fund

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 29, 2016. On October 20, 2015, the Board of Trustees approved a proposal to reorganize Franklin Double Tax-Free Income into the Fund. If the proposal is approved by shareholders, the transaction is expected to be completed on or about April 29, 2016. The Fund reserves the right to change the aforementioned at any time.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	5.74%
AA	24.30%
A	28.75%
BBB	20.88%
Below Investment Grade	10.30%
Refunded	4.82%
Not Rated	5.21%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.68 on February 28, 2015, to $10.57 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 45.03 cents per share for the same period.2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.12%, based on an annualization of the 3.79 cent per share February dividend and the maximum offering price of $11.04 on February 29, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.28% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.74	3.23	3.84
April	3.74	3.23	3.84
May	3.74	3.23	3.84
June	3.74	3.26	3.82
July	3.74	3.26	3.82
August	3.74	3.26	3.82
September	3.74	3.27	3.82
October	3.74	3.27	3.82
November	3.74	3.27	3.82
December	3.79	3.30	3.88
January	3.79	3.30	3.88
February	3.79	3.30	3.88
Total	45.03	39.18	46.08

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Dis-
tributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 94.

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Annual Report

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	20.1%
Transportation	17.1%
Hospital & Health Care	16.6%
Refunded**	11.9%
General Obligation	7.8%
Tax-Supported	7.7%
Subject to Government Appropriations	5.4%
Corporate-Backed	4.6%
Other Revenue	4.4%
Higher Education	2.6%
Housing	1.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not over expose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRHIX)	$10.57	$10.68	-$	0.11
C (FHYIX)	$10.76	$10.86	-$	0.10
Advisor (FHYVX)	$10.61	$10.72	-$	0.11

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4503
C	$0.3918
Advisor	$0.4608

See page 32 for Performance Summary footnotes.

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Annual Report

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.65%
1-Year	+3.30%	-1.05%	-0.67%
5-Year	+37.96%	+5.72%	+6.02%
10-Year	+59.40%	+4.32%	+4.41%
C					1.20%
1-Year	+2.78%	+1.79%	+2.17%
5-Year	+34.37%	+6.09%	+6.38%
10-Year	+50.90%	+4.20%	+4.31%
Advisor					0.55%
1-Year	+3.39%	+3.39%	+3.89%
5-Year	+38.62%	+6.75%	+7.07%
10-Year	+61.05%	+4.88%	+4.99%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	4.12%	7.28%	2.47%		4.36%
C	3.68%	6.50%	2.04%		3.60%
Advisor	4.39%	7.76%	2.67%		4.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 32 for Performance Summary footnotes.

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Annual Report

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
7. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,042.40	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37
C
Actual	$1,000	$1,040.80	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.12
Advisor
Actual	$1,000	$1,042.80	$2.90
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$2.87

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Insured Tax-Free Income Fund

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2016. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at the close of the market on March 1, 2013.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund invests predominantly in insured municipal securities.2

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	1.29%
AA	76.87%
A	6.18%
BBB	1.66%
Refunded	12.51%
Not Rated	1.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.58 on February 28, 2015, to $12.48 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 48.14 cents per share for the same period.3 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.71%, based on an annualization of the 4.03 cent per share February dividend and the maximum offering price of $13.03 on February 29, 2016. An investor in the 2016 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.95	3.35	4.06
April	3.95	3.35	4.06
May	3.95	3.35	4.06
June	3.95	3.38	4.05
July	3.98	3.41	4.08
August	3.98	3.41	4.08
September	4.03	3.46	4.13
October	4.08	3.51	4.18
November	4.08	3.51	4.18
December	4.08	3.49	4.17
January	4.08	3.49	4.17
February	4.03	3.44	4.12
Total	48.14	41.15	49.34

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Dis-
tributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.
3. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 121.

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FRANKLIN INSURED TAX-FREE INCOME FUND

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	15.4%
Refunded**	14.8%
Hospital & Health Care	14.5%
Subject to Government Appropriations	13.9%
Transportation	13.6%
General Obligation	12.9%
Higher Education	7.3%
Other Revenue	4.0%
Tax-Supported	3.2%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Since the 2008 financial crisis, insurance penetration in the municipal bond market has greatly decreased, with fewer qualified bond insurers (rated BBB or better) offering insurance on new issue of municipal securities. These circumstances led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers, thereby concentrating the insurance company credit risk with respect to securities in the Fund’s portfolio among fewer municipal bond insurers. Accordingly, effective at the close of the market on March 1, 2013, the Fund was closed to all new investments (other than reinvestment of dividends or capital gains distributions).

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

FRANKLIN INSURED TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FTFIX)	$12.48	$12.58	-$	0.10
C (FRITX)	$12.66	$12.76	-$	0.10
Advisor (FINZX)	$12.48	$12.58	-$	0.10

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4814
C	$0.4115
Advisor	$0.4934

See page 39 for Performance Summary footnotes.

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.61%
1-Year	+3.11%	-1.28%	-1.51%
5-Year	+33.12%	+4.97%	+5.15%
10-Year	+53.43%	+3.92%	+3.98%
C					1.17%
1-Year	+2.50%	+1.51%	+1.28%
5-Year	+29.46%	+5.30%	+5.47%
10-Year	+45.44%	+3.82%	+3.88%
Advisor[6]					0.52%
1-Year	+3.21%	+3.21%	+2.97%
5-Year	+33.76%	+5.99%	+6.17%
10-Year	+54.58%	+4.45%	+4.51%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.71%	6.55%	1.26%		2.23%
C	3.26%	5.76%	0.79%		1.40%
Advisor	3.96%	7.00%	1.40%		2.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 39 for Performance Summary footnotes.

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 39 for Performance Summary footnotes.

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.03% and +4.97%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN INSURED TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,028.00	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.07
C
Actual	$1,000	$1,024.80	$5.89
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.87
Advisor
Actual	$1,000	$1,028.50	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Massachusetts Tax-Free Income Fund

We are pleased to bring you Franklin Massachusetts Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/28/16
% of Total
Ratings	Investments
AAA	5.22%
AA	79.24%
A	10.49%
Refunded	5.05%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.93 on February 28, 2015, to $11.94 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 39.68 cents per share for the same period.2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.09%, based on an annualization of the 3.21 cent per share February dividend and the maximum offering price of $12.47 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Massachusetts personal income tax bracket of 46.48% (including 3.8% Medi-care tax) would need to earn a distribution rate of 5.77% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.34	2.76	3.45
April	3.34	2.76	3.45
May	3.34	2.76	3.45
June	3.34	2.81	3.43
July	3.34	2.81	3.43
August	3.34	2.81	3.43
September	3.34	2.81	3.43
October	3.34	2.81	3.43
November	3.27	2.74	3.36
December	3.27	2.73	3.37
January	3.21	2.67	3.31
February	3.21	2.67	3.31
Total	39.68	33.14	40.85

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Commonwealth Update

During the 12 months under review, the Commonwealth of Massachusetts experienced relatively strong economic growth. An educated workforce and diversified economy helped the commonwealth post strong job and wage growth gains that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 133.

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Annual Report

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

outpaced the nation’s. Massachusetts’s low unemployment rate further declined from 5.1% in February 2015 to 4.5% at period-end, which was lower than the 4.9% national average.3 These positive economic developments along with mild winter weather conditions boosted home sales and price levels. The commonwealth’s economy slightly slowed, however, at the end of 2015 after feeling the effects of a global downturn.

Massachusetts expected higher revenues and a rise in spending for fiscal year 2016, with spending mainly attributed to Medicaid, school districts, and local aid and transportation. Massachusetts employed several one-time solutions to balance the fiscal year 2016 budget, including a tax amnesty program, early retirement for state workers and the shifting of some Medicaid expenses to the next fiscal year. The governor also cut spending after collections from nontax revenue sources failed to meet expectations. Although tax revenues grew during the review period, analysts forecast a structural deficit in fiscal year 2017 resulting from the commonwealth’s growing financial obligations. The governor’s budget proposal for fiscal year 2017 sought to bring spending in line with revenues, deposit revenue into the budget stabilization fund (BSF) and significantly reduce reliance on one-time solutions. The governor’s plan would also provide modest spending increases for local aid, education, workforce training and substance abuse treatment. Near period-end, the governor and legislature began working to finalize the budget.

Massachusetts’s debt levels ranked among the nation’s highest, with net tax-supported debt at 8.7% of personal income and $4,887 per capita, compared with the 2.5% and $1,012 national medians.4 During the period, S&P assigned Massachusetts’s general obligation bonds a rating of AA+ and revised its outlook to negative from stable.5 In issuing the rating, S&P cited the commonwealth’s strong historical budget performance; strong financial, debt and budget management policies; and adequate BSF balance. Furthermore, Standard & Poor’s (S&P) cited Massachusetts’s diverse economy and high wealth and income levels. The revised outlook was based on S&P’s projected decline in the commonwealth’s financial reserves despite a prolonged period of economic expansion and generally positive revenue trends. S&P also noted that Massachusetts suspended scheduled transfers of excess capital gains tax revenue to the BSF. The agency had viewed this policy as a positive budget management tool that could have mitigated potential future budget volatility.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Transportation	15.8%
Higher Education	15.7%
Hospital & Health Care	11.8%
Tax-Supported	11.7%
Refunded**	10.8%
Housing	10.6%
Other Revenue	10.0%
General Obligation	8.9%
Utilities	4.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15	Change
A (FMISX)	$11.94	$11.93	+$0.01
C (FMAIX)	$12.07	$12.06	+$0.01
Advisor (N/A)	$11.94	$11.93	+$0.01

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3968
C	$0.3314
Advisor	$0.4085

See page 46 for Performance Summary footnotes.

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Annual Report

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.67%
1-Year	+3.50%	-0.91%	-0.83%
5-Year	+28.60%	+4.26%	+4.53%
10-Year	+48.28%	+3.57%	+3.69%
C					1.22%
1-Year	+2.89%	+1.89%	+2.05%
5-Year	+25.04%	+4.57%	+4.88%
10-Year	+40.44%	+3.45%	+3.57%
Advisor[6]					0.57%
1-Year	+3.60%	+3.60%	+3.67%
5-Year	+29.23%	+5.26%	+5.57%
10-Year	+49.25%	+4.09%	+4.21%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.09%	5.77%	1.46%		2.73%
C	2.65%	4.95%	1.01%		1.89%
Advisor	3.33%	6.22%	1.63%		3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 46 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.34% and +5.10%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Massachusetts personal income tax rate of 46.48%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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franklintempleton.com

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,033.10	$3.39
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37
C
Actual	$1,000	$1,030.00	$6.16
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.12
Advisor
Actual	$1,000	$1,033.60	$2.88
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$2.87

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin New Jersey Tax-Free Income Fund

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	6.55%
AA	38.47%
A	37.28%
BBB	4.14%
Below Investment Grade	3.58%
Refunded	9.98%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.95 on February 28, 2015, to $11.73 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 44.89 cents per share for the same period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61%, based on an annualization of the 3.69 cent per share February dividend and the maximum offering price of $12.25 on February 29, 2016. An investor in the 2016 maximum combined effective federal and New Jersey personal income tax bracket of 48.82% (including 3.8% Medicare tax)

would need to earn a distribution rate of 7.05% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.91	3.35	4.04
April	3.91	3.35	4.04
May	3.91	3.35	4.04
June	3.91	3.40	4.00
July	3.74	3.23	3.83
August	3.61	3.10	3.70
September	3.61	3.09	3.70
October	3.61	3.09	3.70
November	3.61	3.09	3.70
December	3.69	3.14	3.78
January	3.69	3.14	3.78
February	3.69	3.14	3.78
Total	44.89	38.47	46.09

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

New Jersey’s economy continued to grow at a slower pace than the nation’s during the 12 months under review. The state

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 138.

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experienced strong employment growth, but the housing market remained relatively weak. In December 2015, the unemployment rate fell to an eight-year low of 5.1%.3 Analysts attributed this progress to a broad group of people participating in the workforce rather than low participation rates where fewer people were seeking full employment. Mild winter weather conditions also helped keep seasonal workers in the labor force. At period-end, the unemployment rate fell to 4.3%, which was lower than the 4.9% national average.3 Despite the improving economy, the New Jersey housing market did not follow the national pace of rising home prices and also experienced higher foreclosure and mortgage delinquency rates than the nation as a whole.

Lawmakers projected that major tax revenues in fiscal year 2016 would follow expectations, except for an income tax reduction enacted in July 2015. As of January 2016, about half of New Jersey’s major revenue sources grew at rates above those needed to achieve revised year-end targets, while some sources lagged. The governor’s proposed budget for fiscal year 2017 attempted to address the major independent credit ratings agencies’ concerns regarding New Jersey’s finances. The agencies have downgraded the state’s credit rating several times since 2010 largely because of lawmakers’ use of nonrecurring revenue sources, overly optimistic revenue projections and a growing pension liability. The 2017 budget plan did not propose new taxes, reduced discretionary spending while estimating modest revenue growth, and limited the dependence on one-time revenue solutions. The governor’s budget included increased funding for the state’s public pension program but did not address the road and bridge fund’s dwindling coffers. Near period-end, the governor and legislature began working to finalize the budget.

New Jersey’s debt levels continued to rank among the nation’s highest, with net tax-supported debt at 7.4% of personal income and $4,138 per capita, compared with the 2.5% and $1,012 national medians.4 Independent credit rating agency Moody’s Investors Service assigned New Jersey general obligation debt a rating of A2 with a negative outlook based on its view of the state’s improved but weak financial position and large structural imbalance.5 Moody’s incorporated into the rating New Jersey’s diverse economy and high wealth levels, as well as the governor’s broad powers to reduce expenditures. Moody’s negative outlook reflected its expectation that the state’s financial and leverage position could weaken further before structural balance

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

is restored. Moody’s believed New Jersey’s rating could be significantly altered by outcomes of decisions involving the state’s pension and transportation trust funds. Furthermore, Moody’s cautioned that if the state Supreme Court overturns a freeze on pension cost-of-living adjustments, New Jersey’s unfunded liability would increase, which could hurt the state’s pension fund cash flows and funded status and the state’s ability to reach structural budget balance.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Transportation	19.9%
Higher Education	18.1%
Subject to Government Appropriations	15.2%
Hospital & Health Care	15.0%
Refunded**	11.8%
Other Revenue	6.9%
Utilities	6.4%
Tax-Supported	3.4%
Housing	3.1%
General Obligation	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditwor-thiness and low default rates, remained stable.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRNJX)	$11.73	$11.95	-$	0.22
C (FNIIX)	$11.87	$12.09	-$	0.22
Advisor (FNJZX)	$11.74	$11.96	-$	0.22

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4489
C	$0.3847
Advisor	$0.4609

See page 54 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.64%
1-Year	+1.99%	-2.34%	-1.95%
5-Year	+24.24%	+3.53%	+3.84%
10-Year	+45.59%	+3.38%	+3.49%
C					1.19%
1-Year	+1.42%	+0.44%	+0.93%
5-Year	+20.92%	+3.87%	+4.18%
10-Year	+37.88%	+3.26%	+3.38%
Advisor[6]					0.54%
1-Year	+2.10%	+2.10%	+2.52%
5-Year	+24.96%	+4.56%	+4.87%
10-Year	+46.82%	+3.91%	+4.03%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.61%	7.05%	1.89%		3.69%
C	3.17%	6.19%	1.44%		2.81%
Advisor	3.86%	7.54%	2.07%		4.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 54 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 54 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.18% and +4.21%.

7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.

8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and New Jersey personal income tax rate of 48.82%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,033.90	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22
C
Actual	$1,000	$1,031.60	$6.01
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Advisor
Actual	$1,000	$1,035.20	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$2.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Double Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.88	$9.72	$12.15	$12.31	$11.12
Income from investment operations[b]:
Net investment income[c]	0.44	0.51	0.52	0.49	0.52
Net realized and unrealized gains (losses)	(0.55)	0.18	(2.44)	(0.18)	1.20
Total from investment operations	(0.11)	0.69	(1.92)	0.31	1.72
Less distributions from net investment income	(0.40)	(0.53)	(0.51)	(0.47)	(0.53)
Net asset value, end of year	$9.37	$9.88	$9.72	$12.15	$12.31

Total return[d]	(1.07)%	7.24%	(16.00)%	2.58%	15.85%

Ratios to average net assets
Expenses	0.86%	0.76%	0.67%	0.66%	0.67%
Net investment income	4.63%	5.17%	4.77%	3.96%	4.49%

Supplemental data
Net assets, end of year (000’s)	$120,687	$196,846	$282,254	$601,374	$643,529
Portfolio turnover rate	—%	0.42%	9.95%	12.60%	6.73%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

56 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin Double Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.92	$9.77	$12.20	$12.37	$11.17
Income from investment operations[b]:
Net investment income[c]	0.39	0.45	0.46	0.42	0.46
Net realized and unrealized gains (losses)	(0.55)	0.17	(2.44)	(0.19)	1.21
Total from investment operations	(0.16)	0.62	(1.98)	0.23	1.67
Less distributions from net investment income	(0.35)	(0.47)	(0.45)	(0.40)	(0.47)
Net asset value, end of year	$9.41	$9.92	$9.77	$12.20	$12.37

Total return[d]	(1.62)%	6.53%	(16.40)%	1.91%	15.26%

Ratios to average net assets
Expenses	1.42%	1.32%	1.23%	1.21%	1.22%
Net investment income	4.07%	4.61%	4.21%	3.41%	3.94%

Supplemental data
Net assets, end of year (000’s)	$23,885	$37,311	$51,180	$116,050	$116,229
Portfolio turnover rate	—%	0.42%	9.95%	12.60%	6.73%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin Double Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.89	$9.74	$12.17	$12.33	$11.13
Income from investment operations[b]:
Net investment income[c]	0.45	0.51	0.53	0.50	0.54
Net realized and unrealized gains (losses)	(0.55)	0.17	(2.44)	(0.17)	1.20
Total from investment operations	(0.10)	0.68	(1.91)	0.33	1.74
Less distributions from net investment income	(0.41)	(0.53)	(0.52)	(0.49)	(0.54)
Net asset value, end of year	$9.38	$9.89	$9.74	$12.17	$12.33

Total return	(0.98)%	7.22%	(15.90)%	2.68%	16.04%

Ratios to average net assets
Expenses	0.77%	0.67%	0.58%	0.56%	0.57%
Net investment income	4.72%	5.26%	4.86%	4.06%	4.59%

Supplemental data
Net assets, end of year (000’s)	$1,595	$5,341	$5,355	$14,637	$13,766
Portfolio turnover rate	—%	0.42%	9.95%	12.60%	6.73%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

58 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016
Franklin Double Tax-Free Income Fund

	Principal
	Amount	Value
Municipal Bonds 92.7%
U.S. Territories 92.7%
Guam 35.1%
Guam Education Financing Foundation COP, Guam Public School Facilities Project, Series A,
5.00%, 10/01/23	$2,500,000	$2,544,150
Guam Government Business Privilege Tax Revenue, Series A, 5.125%, 1/01/42	5,000,000	5,578,150
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	12,417,179
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.625%, 12/01/29	3,850,000	4,350,962
5.75%, 12/01/34	8,430,000	9,499,683
Guam International Airport Authority Revenue, General, Refunding, Series B, AGMC Insured,
5.50%, 10/01/33	2,000,000	2,327,780
5.75%, 10/01/43	3,000,000	3,532,050
Guam Power Authority Revenue, Refunding, Series A, 5.50%, 10/01/40	10,000,000	11,085,900
		51,335,854
Puerto Rico 46.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.50%, 5/15/39	2,500,000	2,519,325
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	11,850,000	12,049,317
Puerto Rico Electric Power Authority Power Revenue, Series XX,
5.75%, 7/01/36	15,000,000	9,667,500
5.25%, 7/01/40	12,750,000	8,217,375
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27	3,000,000	3,247,080
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue,
Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21	880,000	848,936
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/27	3,500,000	3,176,250
Ana G. Mendez University System Project, Refunding, 5.125%, 4/01/32	2,000,000	1,790,000
Ana G. Mendez University System Project, Refunding, 5.375%, 4/01/42	2,505,000	2,185,613
Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,970,000	5,709,887
Hospital Auxilio Mutuo Obligated Group, Refunding, Series A, 6.00%, 7/01/33	7,050,000	7,387,836
Inter American University of Puerto Rico Project, NATL Insured, 4.50%, 10/01/29	3,750,000	3,749,812
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33	7,000,000	1,977,500
first subordinate, Series A, 6.50%, 8/01/44	11,350,000	4,767,000
		67,293,431
U.S. Virgin Islands 11.5%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note,
Cruzan Project, Series A, 6.00%, 10/01/39	7,250,000	8,016,180
Diageo Project, Series A, 6.75%, 10/01/37	7,700,000	8,787,625
		16,803,805
Total Municipal Bonds (Cost $144,877,901) 92.7%		135,433,090
Other Assets, less Liabilities 7.3%		10,734,229
Net Assets 100.0%		$146,167,319

See Abbreviations on page 166.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.44	$12.21	$12.59	$12.39	$11.43
Income from investment operations[b]:
Net investment income[c]	0.31	0.32	0.34	0.34	0.38
Net realized and unrealized gains (losses)	0.06	0.23	(0.38)	0.19	0.97
Total from investment operations	0.37	0.55	(0.04)	0.53	1.35
Less distributions from net investment income	(0.31)	(0.32)	(0.34)	(0.33)	(0.39)
Net asset value, end of year	$12.50	$12.44	$12.21	$12.59	$12.39

Total return[d]	3.03%	4.58%	(0.29)%	4.35%	12.02%

Ratios to average net assets
Expenses	0.66%	0.68%	0.65%	0.65%	0.66%
Net investment income	2.54%	2.59%	2.81%	2.71%	3.23%

Supplemental data
Net assets, end of year (000’s)	$2,017,642	$1,828,050	$1,747,118	$2,252,973	$1,832,750
Portfolio turnover rate	6.62%	4.10%	9.30%	1.81%	6.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

60 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.47	$12.24	$12.62	$12.42	$11.46
Income from investment operations[b]:
Net investment income[c]	0.25	0.25	0.27	0.27	0.32
Net realized and unrealized gains (losses)	0.05	0.24	(0.38)	0.19	0.97
Total from investment operations	0.30	0.49	(0.11)	0.46	1.29
Less distributions from net investment income	(0.24)	(0.26)	(0.27)	(0.26)	(0.33)
Net asset value, end of year	$12.53	$12.47	$12.24	$12.62	$12.42

Total return[d]	2.47%	4.00%	(0.83)%	3.77%	11.38%

Ratios to average net assets
Expenses	1.21%	1.23%	1.20%	1.20%	1.21%
Net investment income	1.99%	2.04%	2.26%	2.16%	2.68%

Supplemental data
Net assets, end of year (000’s)	$469,355	$456,698	$453,176	$548,013	$445,913
Portfolio turnover rate	6.62%	4.10%	9.30%	1.81%	6.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 61

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.47	$12.24	$12.61	$12.41	$11.45
Income from investment operations[b]:
Net investment income[c]	0.33	0.33	0.36	0.35	0.40
Net realized and unrealized gains (losses)	0.04	0.24	(0.38)	0.20	0.96
Total from investment operations	0.37	0.57	(0.02)	0.55	1.36
Less distributions from net investment income	(0.32)	(0.34)	(0.35)	(0.35)	(0.40)
Net asset value, end of year	$12.52	$12.47	$12.24	$12.61	$12.41

Total return	3.05%	4.67%	(0.11)%	4.45%	12.10%

Ratios to average net assets
Expenses	0.56%	0.58%	0.55%	0.55%	0.56%
Net investment income	2.64%	2.69%	2.91%	2.81%	3.33%

Supplemental data
Net assets, end of year (000’s)	$2,019,784	$2,285,627	$1,798,459	$1,146,322	$792,857
Portfolio turnover rate	6.62%	4.10%	9.30%	1.81%	6.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

62 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016
Franklin Federal Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 89.8%
Alabama 2.6%
Alabama State Public School and College Authority Revenue, Capital Improvement, Refunding,
Series A, 5.00%, 5/01/19	$7,750,000	$8,761,375
Series B, 5.00%, 1/01/27	25,000,000	30,662,000
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/20	3,535,000	4,038,384
8/01/21	3,535,000	4,085,682
8/01/22	3,535,000	4,070,941
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	10,000,000	10,982,000
Series B, 5.50%, 9/01/33	13,500,000	14,908,320
[a] Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary
Health System Inc., Series A, 5.00%,
2/01/27	4,920,000	5,855,735
2/01/28	5,000,000	5,898,700
Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17	2,195,000	2,235,410
Shelby County Board of Education Revenue, Capital Outlay School wts., 5.00%,
2/01/22	5,250,000	6,111,367
2/01/23	5,520,000	6,417,166
2/01/24	5,055,000	5,871,383
2/01/25	5,920,000	6,873,002
		116,771,465
Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, 5.00%, 9/01/19	3,650,000	4,171,804
Arizona 4.7%
Arizona Health Facilities Authority Revenue, Banner Health,
Series A, Pre-Refunded, 5.00%, 1/01/22	8,000,000	8,301,040
Series D, 5.50%, 1/01/22	5,000,000	5,446,550
Series D, 5.00%, 1/01/23	5,000,000	5,394,500
Arizona State Board of Regents Arizona State University System Revenue, Polytechnic Campus
Project, Series C, Pre-Refunded, 5.75%,
7/01/20	500,000	557,945
7/01/21	500,000	557,945
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	6,461,623
Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	11,444,400
Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	46,741,311
Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	17,164,637
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/27	6,000,000	6,840,600
Arizona State School Facilities Board COP,
Pre-Refunded, 5.25%, 9/01/19	10,000,000	11,125,800
Refunding, Series A-3, AGMC Insured, 5.00%, 9/01/19	16,185,000	18,390,854
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/29	10,920,000	13,299,686
Subordinated, Refunding, Series A, 5.00%, 7/01/24	5,000,000	5,971,950
Subordinated, Refunding, Series A, 5.00%, 7/01/25	5,000,000	5,969,100
Phoenix Civic Improvement Corp. Airport Revenue, junior lien, Series A, 5.00%,
7/01/19	1,900,000	2,148,121
7/01/20	1,300,000	1,509,495
7/01/21	4,200,000	4,872,966

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County Regional Transportation Excise Tax Revenue, Pima County Regional Transportation
Fund, 5.00%,
6/01/24	$3,385,000	$4,158,811
6/01/26	7,180,000	8,674,158
Pima County Sewer System Revenue, Series B, 5.00%,
7/01/24	6,030,000	7,133,791
7/01/25	4,500,000	5,356,845
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%, 9/01/21	4,000,000	4,382,800
Scottsdale Municipal Property Corp. Excise Tax Revenue, Refunding, 5.00%,
7/01/26	2,580,000	3,250,594
7/01/27	2,000,000	2,498,540
7/01/28	3,325,000	4,128,320
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded, 6.00%, 7/01/24	2,000,000	2,333,640
		214,116,022
Arkansas 0.1%
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	6,058,900
California 9.4%
California State GO,
Refunding, 5.00%, 8/01/21	20,000,000	20,826,400
Various Purpose, 5.50%, 4/01/21	20,000,000	22,832,200
Various Purpose, 5.25%, 10/01/23	25,050,000	30,447,022
Various Purpose, 5.25%, 10/01/24	9,780,000	11,881,233
Various Purpose, 5.25%, 10/01/25	5,000,000	6,068,250
Various Purpose, Refunding, 5.25%, 9/01/25	15,000,000	18,158,700
Various Purpose, Refunding, 5.00%, 10/01/25	15,000,000	18,254,100
Various Purpose, Refunding, 5.00%, 8/01/30	10,000,000	12,197,200
Various Purpose, XLCA Insured, 5.00%, 11/01/22	4,805,000	5,165,519
California State Health Facilities Financing Authority Revenue,
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	564,965
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,559,150
Sutter Health, Refunding, Series B, 5.00%, 8/15/22	4,000,000	4,698,480
Sutter Health, Refunding, Series B, 5.25%, 8/15/23	13,000,000	15,386,280
California State Public Works Board Lease Revenue, Various Capital Projects,
Series A, 5.00%, 10/01/20	2,000,000	2,359,040
Series A, 5.25%, 10/01/22	3,300,000	3,999,105
Series A, 5.25%, 10/01/23	5,365,000	6,475,877
Series A, 5.25%, 10/01/24	3,000,000	3,617,610
Series A, 5.25%, 10/01/25	3,000,000	3,612,240
Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,252,265
Series G, Sub Series G-1, 5.25%, 10/01/19	10,000,000	11,547,200
Series G, Sub Series G-1, 5.00%, 10/01/21	15,055,000	17,103,534
Series I, 5.00%, 11/01/18	4,000,000	4,450,400
Series I, 5.25%, 11/01/20	5,000,000	5,746,400
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	1,990,000	2,209,039
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,834,058
Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,722,760
El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
5.00%, 8/01/22	2,610,000	2,929,307
5.25%, 8/01/23	2,860,000	3,233,659

64 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Livermore-Amador Valley Water Management Agency Sewer Revenue, Refunding, 5.00%,
8/01/24	$5,660,000	$6,682,592
8/01/25	4,765,000	5,634,041
Los Angeles Department of Water and Power Revenue, Power System, Refunding,
Series A, 5.00%, 7/01/26	11,025,000	13,424,261
Series B, 5.25%, 7/01/24	17,000,000	19,352,630
Los Angeles Municipal Improvement Corp. Lease Revenue, Capital Equipment, Refunding, Series A,
Assured Guaranty,
5.00%, 4/01/17	3,215,000	3,369,931
5.25%, 4/01/18	2,495,000	2,728,757
5.25%, 4/01/19	3,180,000	3,592,732
Los Angeles USD, GO,
Election of 2004, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/24	6,700,000	6,802,845
Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	6,446,062
Orange County Airport Revenue, Series B, 5.00%,
7/01/20	3,465,000	3,934,577
7/01/21	7,545,000	8,564,782
Riverside Sewer Revenue, Refunding, Series A, 5.00%,
8/01/34	10,605,000	12,494,387
8/01/35	11,000,000	12,910,150
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	26,159,444
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
5.00%, 4/01/25	4,000,000	4,478,560
5.25%, 4/01/26	2,500,000	2,818,775
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Refunding, Series D, Assured
Guaranty, 5.00%,
8/01/21	10,000,000	10,626,100
8/01/22	10,000,000	10,621,700
Tulare Joint UHSD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/16	2,870,000	2,908,774
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/23	8,000,000	8,905,120
		424,588,213
Colorado 1.3%
Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, NATL Insured,
4.375%, 9/01/17	17,000,000	17,334,050
Denver City and County Airport System Revenue, Subordinate, Series B, 5.25%,
11/15/26	5,000,000	6,082,500
11/15/27	4,250,000	5,133,277
Denver City and County Excise Tax Revenue, Refunding, Series A, AGMC Insured,
5.00%, 9/01/20	10,090,000	11,753,135
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18	2,335,000	2,521,567
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	16,704,380
		59,528,909
Connecticut 1.1%
Connecticut State GO, Series E, 5.00%,
8/15/25	11,295,000	13,664,239
8/15/26	18,585,000	22,383,403
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes,
Series A, 5.00%, 1/01/28	10,000,000	11,849,400
		47,897,042

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Florida 6.7%
Broward County Water and Sewer Utility Revenue, Refunding, Series B, 5.00%,
10/01/24	$6,000,000	$7,365,480
10/01/25	6,325,000	7,751,035
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
5.00%, 6/01/16	40,415,000	40,874,519
5.25%, 6/01/17	3,250,000	3,436,225
6.00%, 6/01/17	5,000,000	5,332,900
Collier County School Board COP, Master Lease Program, AGMC Insured, Pre-Refunded,
5.00%, 2/15/22	5,075,000	5,287,693
Hillsborough County Capacity Assessment Special Assessment Revenue, NATL Insured,
Pre-Refunded, 5.00%, 3/01/19	5,000,000	5,000,000
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,158,515
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28	6,000,000	7,083,900
JEA Water and Sewer System Revenue, Refunding, Series A, 5.00%,
10/01/26	2,985,000	3,677,371
10/01/27	10,505,000	12,836,060
10/01/29	2,470,000	2,981,265
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	6,040,000	7,314,017
Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
4.25%, 10/01/18	6,920,000	7,524,185
4.50%, 10/01/19	4,805,000	5,407,211
5.00%, 10/01/21	5,000,000	5,831,650
5.00%, 10/01/22	5,890,000	6,863,970
5.25%, 10/01/23	4,875,000	5,732,805
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured
Guaranty, Pre-Refunded, 5.00%, 2/01/23	12,115,000	13,572,434
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%,
7/01/24	2,250,000	2,693,610
7/01/25	3,000,000	3,567,690
7/01/26	4,000,000	4,751,680
7/01/27	4,000,000	4,735,920
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%, 10/01/27	15,000,000	18,055,800
Orange County School Board COP, Master Lease Purchase Agreement, Series B, NATL Insured,
5.00%,
8/01/18	5,150,000	5,242,443
8/01/19	5,985,000	6,092,191
Orlando Utilities Commission Utility System Revenue, Refunding, Series A, 5.00%,
10/01/24	2,405,000	3,018,491
10/01/25	2,000,000	2,538,560
Orlando-Orange County Expressway Authority Revenue, Refunding, Series B, AGMC Insured,
5.00%,
7/01/23	10,000,000	12,195,000
7/01/24	14,650,000	17,933,358
Palm Beach County School Board COP, Master Lease Purchase Agreement,
Refunding, Series B, 5.00%, 8/01/25	4,000,000	4,981,960
Series E, NATL Insured, Pre-Refunded, 5.00%, 8/01/21	6,060,000	6,439,417
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	20,865,745
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%, 10/01/28	1,240,000	1,521,864
Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D, AGMC
Insured, Pre-Refunded, 5.00%,
10/01/22	9,490,000	10,342,582
10/01/24	10,455,000	11,394,277

66 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated
Group, 5.00%, 8/15/19	$5,000,000	$5,330,700
		302,732,523
Georgia 1.6%
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien, Refunding, Series A, 5.00%,
1/01/27	7,000,000	8,402,100
1/01/28	5,100,000	6,093,225
Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
12/01/20	1,500,000	1,614,300
12/01/21	1,000,000	1,076,020
Atlanta Water and Wastewater Revenue, Refunding,
5.00%, 11/01/26	5,165,000	6,436,468
Series B, AGMC Insured, 5.00%, 11/01/20	8,575,000	9,844,958
Series B, AGMC Insured, 5.00%, 11/01/21	9,230,000	10,596,963
Fulton County Development Authority Revenue, Spelman College, Refunding, 5.00%,
6/01/28	3,785,000	4,489,426
6/01/29	4,385,000	5,154,041
6/01/30	4,805,000	5,605,177
Georgia State Municipal Electric Authority Revenue, Project One, Subordinated, Series B,
5.00%, 1/01/20	10,000,000	11,494,300
		70,806,978
Hawaii 0.7%
Hawaii State GO, Series EO, 5.00%, 8/01/28	25,000,000	30,541,250
Illinois 2.7%
Chicago O’Hare International Airport Revenue, General Airport, third lien,
Refunding, Series B, AGMC Insured, 5.00%, 1/01/20	7,850,000	8,134,719
Series C, Assured Guaranty, 5.25%, 1/01/22	5,215,000	5,994,330
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration
Section 5307, Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	6,829,804
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22	12,395,000	14,117,161
Illinois State Finance Authority Revenue,
Northwestern University, 5.00%, 12/01/28	1,675,000	2,161,336
Rush University Medical Center Obligated Group, Series A, Pre-Refunded, 6.75%, 11/01/24	5,000,000	5,780,250
Illinois State GO,
MAC Insured, 5.00%, 2/01/26	5,650,000	6,359,866
Refunding, AGMC Insured, 5.00%, 1/01/19	12,000,000	13,140,840
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	20,182,320
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/26	14,000,000	16,490,180
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project,
Refunding, Series B, 5.00%, 12/15/22	5,000,000	5,751,700
Refunding, Series B, 5.00%, 12/15/22	2,000,000	2,079,740
Refunding, Series B, 5.00%, 6/15/23	3,400,000	3,855,328
Series B, Pre-Refunded, 5.00%, 6/15/23	600,000	733,920
Southwestern Illinois Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, AGMC Insured, 5.00%, 12/01/19	11,005,000	11,766,216
		123,377,710
Kansas 0.2%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A,
5.00%, 9/01/28	8,000,000	9,866,320

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Kentucky 0.7%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust,
First Series A, 5.00%, 9/01/20	$6,000,000	$6,946,200
Kentucky State Property and Buildings Commission Revenues, Project No. 87,
NATL Insured, Pre-Refunded, 5.00%, 3/01/23	10,805,000	11,288,956
Refunding, NATL Insured, 5.00%, 3/01/23	195,000	203,077
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,
Refunding, Series B, 5.00%, 7/01/26	2,570,000	3,231,492
Series A, 5.00%, 7/01/22	1,000,000	1,137,640
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System,
Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,397,060
		31,204,425
Louisiana 1.7%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding, Series B,
Assured Guaranty, 5.00%, 12/01/21	15,000,000	17,110,350
Lafayette Communications System Revenue, Refunding, AGMC Insured, 5.00%,
11/01/25	2,400,000	2,921,280
11/01/27	3,500,000	4,223,415
11/01/29	4,685,000	5,565,077
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC Insured,
Pre-Refunded, 5.00%, 6/01/19	20,000,000	20,227,400
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25	10,000,000	12,259,700
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured
Guaranty, 6.00%, 1/01/23	2,000,000	2,279,900
New Orleans GO, Public Improvement, Series A, Assured Guaranty, 5.00%, 12/01/25	7,915,000	8,515,432
Orleans Parish Parishwide School District GO, Refunding, AGMC Insured, 5.00%, 9/01/18	5,000,000	5,485,000
		78,587,554
Maryland 0.7%
Anne Arundel County GO, Consolidated General Improvements, Refunding, 5.00%, 4/01/29	7,495,000	9,234,065
Baltimore Revenue, Wastewater Projects, Refunding, Series D, 5.00%,
7/01/28	2,790,000	3,408,599
7/01/29	5,835,000	7,092,209
Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
Refunding, Assured Guaranty, 5.00%,
6/01/19	1,445,000	1,461,430
6/01/20	1,000,000	1,011,370
Maryland State Health and Higher Educational Facilities Authority Revenue,
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/18	1,600,000	1,624,128
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/19	1,430,000	1,451,564
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/20	1,000,000	1,015,080
Washington County Hospital Issue, Pre-Refunded, 5.25%, 1/01/22	1,000,000	1,083,240
Washington County Hospital Issue, Pre-Refunded, 5.25%, 1/01/23	1,250,000	1,354,050
Western Maryland Health System Issue, Series A, NATL Insured, Pre-Refunded,
5.00%, 1/01/19	2,920,000	2,962,573
		31,698,308
Massachusetts 2.2%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,741,050
Senior, Refunding, Series B, 5.00%, 1/01/17	5,000,000	5,183,450
Senior, Refunding, Series B, 5.00%, 1/01/18	5,000,000	5,383,100

68 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State GO, Refunding, Series A, 5.00%,
7/01/28	$7,500,000	$9,355,125
7/01/29	6,000,000	7,403,880
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup Issue, Capital
Asset Program, Series B-2, NATL Insured, 5.375%, 2/01/26	1,720,000	1,889,282
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Senior, Refunding,
Series A, 5.00%, 8/15/25	10,975,000	13,313,004
Series A, 5.00%, 8/15/26	7,000,000	8,467,270
Series B, 5.00%, 8/15/27	6,000,000	7,245,420
Massachusetts State Water Pollution Abatement Trust Revenue, State Revolving Fund,
Refunding, 5.00%, 8/01/26	10,650,000	13,778,438
Series 17, Sub Series 17A, 5.00%, 2/01/24	9,380,000	11,555,222
Series 17, Sub Series 17A, 5.00%, 2/01/25	9,750,000	11,946,383
		101,261,624
Michigan 2.8%
Detroit GO, Distributable State Aid, 5.00%,
11/01/19	6,775,000	7,299,792
11/01/20	6,000,000	6,572,820
Michigan State Finance Authority Hospital Revenue, Trinity Health Corp., Refunding, Series MI,
5.00%, 12/01/34	8,200,000	9,636,886
Michigan State Finance Authority Revenue,
School District of the City of Detroit, Refunding, 5.25%, 6/01/17	3,140,000	3,306,985
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	5,750,000	6,211,553
State Revolving Fund, Clean Water, 5.00%, 10/01/24	5,000,000	6,141,400
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	8,558,550
Michigan State GO, School Loan, Refunding, Series A, 5.25%, 11/01/22	10,000,000	11,268,200
Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19	410,000	420,307
Michigan State Hospital Finance Authority Revenue, Trinity Health Credit Group,
Mandatory Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34	10,000,000	10,915,400
Refunding, Series MI, 5.00%, 12/01/24	8,000,000	9,547,120
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/20	7,500,000	7,995,675
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding, Series ET,
Sub Series ET-2, 5.50%, 8/01/29	7,000,000	7,120,890
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%, 10/15/22	4,000,000	4,445,640
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%, 10/15/23	1,000,000	1,111,130
South Lyon Community Schools GO, Refunding, NATL Insured, 5.00%, 5/01/16	3,040,000	3,062,952
Wayne State University Revenue, Refunding, Series A, 5.00%,
11/15/18	4,265,000	4,714,659
11/15/19	5,210,000	5,934,451
11/15/20	5,255,000	5,979,559
Wyandotte Electric System Revenue, Series A, Assured Guaranty, ETM, 5.00%, 10/01/17	3,955,000	4,229,793
		124,473,762
Minnesota 0.4%
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities, Essentia
Health Obligated Group, Series C-1, Assured Guaranty,
5.00%, 2/15/21	4,165,000	4,752,973
5.00%, 2/15/22	5,570,000	6,340,220
5.25%, 2/15/23	5,000,000	5,724,750
		16,817,943

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Missouri 0.7%
Hannibal IDA Health Facilities Revenue, Hannibal Regional Hospital, Refunding, 5.00%, 3/01/19	$1,675,000	$1,675,000
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
Project, Refunding, 5.00%,
1/01/27	3,250,000	3,867,273
1/01/28	4,500,000	5,319,585
1/01/29	4,045,000	4,750,448
Springfield Public Utility Revenue, NATL Insured, Pre-Refunded, 4.50%, 8/01/21	15,245,000	15,505,232
		31,117,538
Nevada 1.1%
Clark County Airport Revenue, System, sub. lien, Series C, AGMC Insured, 5.00%,
7/01/22	5,000,000	5,633,650
7/01/23	15,000,000	16,885,200
Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19	5,000,000	5,378,050
Clark County Water Reclamation District GO,
Series A, 5.25%, 7/01/21	3,435,000	3,938,365
Series A, 5.25%, 7/01/22	3,120,000	3,576,113
Series B, 5.25%, 7/01/21	3,430,000	3,932,632
Series B, 5.25%, 7/01/22	3,615,000	4,143,477
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	7,216,113
		50,703,600
New Hampshire 0.2%
Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25	7,930,000	9,068,034
New Jersey 6.0%
Hudson County Improvement Authority Facility Lease Revenue, Hudson County Lease Project,
Refunding, AGMC Insured, 5.375%,
10/01/22	5,220,000	6,254,447
10/01/23	5,375,000	6,555,888
10/01/24	2,050,000	2,539,950
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series EE, 5.25%, 9/01/24	12,210,000	13,315,615
New Jersey Health Care Facilities Financing Authority Revenue, Barnabas Health Issue, Refunding,
Series A, 5.00%,
7/01/20	10,000,000	11,542,900
7/01/21	20,535,000	24,121,027
New Jersey State COP, Equipment Lease Purchase Agreement, Series A,
5.25%, 6/15/22	10,000,000	10,934,100
5.25%, 6/15/23	17,945,000	19,549,821
AMBAC Insured, 5.00%, 6/15/17	5,000,000	5,016,400
New Jersey State Educational Facilities Authority Revenue, Kean University Issue, Refunding,
Series A, 5.00%, 9/01/21	6,000,000	6,742,860
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/17	3,250,000	3,467,165
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,843,000
Refunding, Series 1A, 4.75%, 12/01/21	5,390,000	5,885,341
Refunding, Series 1A, 4.75%, 12/01/22	7,090,000	7,675,067
Series A, 5.375%, 6/01/24	11,180,000	12,215,492
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	29,439,455
Transportation System, Refunding, Series A, 5.50%, 12/15/22	25,000,000	28,809,000
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	13,519,987

70 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Turnpike Authority Turnpike Revenue, Series H, 5.00%,
1/01/20	$10,000,000	$11,127,200
1/01/21	20,000,000	22,242,600
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	5,000,000	6,062,900
Refunding, Series J, 5.00%, 5/01/27	10,830,000	13,043,544
Series L, 5.00%, 5/01/27	5,270,000	6,347,135
		269,250,894
New York 10.1%
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project,
Refunding, Series A, 5.00%, 5/01/23	6,235,000	7,563,616
Refunding, Series A, 5.00%, 5/01/24	8,000,000	9,673,200
Series A, 5.00%, 5/01/22	14,840,000	16,776,620
Series A, AGMC Insured, Pre-Refunded, 5.75%, 5/01/22	5,000,000	5,549,750
Long Island Power Authority Electric System Revenue, General,
Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,842,950
Refunding, Series E, NATL Insured, 5.00%, 12/01/18	8,500,000	8,772,085
Series A, NATL Insured, Pre-Refunded, 5.00%, 12/01/19	7,000,000	7,080,150
MTA Revenue, Transportation,
Refunding, Series F, 5.00%, 11/15/26	25,000,000	30,185,250
Series A, 5.00%, 11/15/27	3,500,000	4,180,015
Series A, AGMC Insured, 5.00%, 11/15/20	5,000,000	5,366,200
Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	5,255,635
Series C, 5.00%, 11/15/16	1,150,000	1,187,513
Series C, 5.75%, 11/15/18	9,495,000	10,255,454
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of Long
Island Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	10,546,560
New York City GO,
Fiscal 2008, Refunding, Series G, 5.00%, 8/01/21	7,000,000	7,433,160
Fiscal 2008, Series D, 5.00%, 12/01/21	5,000,000	5,377,500
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27	10,000,000	12,092,300
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	12,566,298
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22	8,000,000	9,727,120
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23	6,860,000	8,446,101
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/25	2,000,000	2,500,440
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/26	10,000,000	12,327,200
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/27	7,500,000	9,170,400
Series J, Sub Series J-1, AGMC Insured, 5.00%, 6/01/20	35,000	35,391
Series J, Sub Series J-1, AGMC Insured, Pre-Refunded, 5.00%, 6/01/20	9,965,000	10,079,099
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
Series S-3, 5.00%, 1/15/23	5,000,000	5,590,900
Series S-4, 5.00%, 1/15/21	4,665,000	5,224,800
New York City Transitional Finance Authority Revenue, Future Tax Secured,
Fiscal 2003, Subordinate, Refunding, Sub Series A-1, 5.00%, 11/01/23	11,500,000	13,863,710
Fiscal 2011, sub. bond, Series C, 5.00%, 11/01/23	12,805,000	15,055,095
Fiscal 2012, sub. bond, Series C, 5.00%, 11/01/24	7,620,000	9,195,435
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/27	8,740,000	10,613,943
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/28	5,000,000	6,035,550
New York State Dormitory Authority Revenues,
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding,
Series A, 5.00%, 5/01/29	10,000,000	11,891,000

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty,
5.00%, 10/01/24	$5,000,000	$5,701,150
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A,
NATL Insured, 5.50%, 7/01/23	7,915,000	10,053,712
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.50%, 2/15/18	10,000,000	10,928,000
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.00%, 2/15/19	3,245,000	3,644,589
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A,
5.00%, 5/15/24	7,000,000	8,463,630
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose,
Refunding,
Series A, 5.00%, 12/15/27	10,000,000	12,084,200
Series A, 5.00%, 3/15/28	7,185,000	8,778,848
Series E, 5.00%, 2/15/28	10,000,000	12,208,800
Series E, 5.00%, 2/15/30	5,000,000	6,023,500
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B,
5.00%, 4/01/21	12,000,000	14,028,480
New York State Thruway Authority General Revenue,
Refunding, Series H, NATL Insured, 5.00%, 1/01/22	10,000,000	10,764,300
Series I, 5.00%, 1/01/26	10,000,000	11,902,900
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding,
5.00%, 4/01/19	9,570,000	10,795,726
New York State Urban Development Corp. Revenue,
Service Contract, Refunding, Series A, Sub Series A-1, 5.00%, 1/01/20	6,500,000	7,489,820
State Personal Income Tax, General Purpose, Series D, 5.00%, 3/15/24	10,000,000	12,260,600
Rockland County Solid Waste Management Authority Revenue, Refunding, Series A, Assured
Guaranty, 5.375%, 12/15/18	3,920,000	4,260,805
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/22	10,000,000	11,340,900
		456,190,400
North Carolina 1.5%
Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	5,000,000	6,008,400
Charlotte Water and Sewer System Revenue, Refunding, 5.00%, 7/01/27	10,000,000	12,589,500
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System,
Series A, AGMC Insured, 5.00%, 1/15/22	10,000,000	10,394,000
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/19	15,000,000	16,263,000
Series A, ETM, 5.00%, 1/01/21	10,000,000	11,880,500
Series C, Assured Guaranty, ETM, 6.00%, 1/01/19	1,380,000	1,505,925
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, Pre-Refunded,
5.25%, 1/01/20	4,500,000	4,878,900
Oak Island Enterprise System Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/23	1,735,000	1,996,222
		65,516,447
Ohio 6.0%
Akron Income Tax Revenue, Community Learning Centers, Refunding, Series A, 5.00%,
12/01/24	5,265,000	6,355,908
12/01/25	6,645,000	8,008,687
12/01/26	8,240,000	9,909,259

72 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.25%, 2/15/20	$355,000	$384,277
Refunding, Series A, 5.25%, 2/15/21	645,000	698,193
Series A, Pre-Refunded, 5.25%, 2/15/20	5,645,000	6,145,034
Series A, Pre-Refunded, 5.25%, 2/15/21	10,855,000	11,816,536
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%,
12/01/24	1,270,000	1,518,933
12/01/25	2,000,000	2,385,480
12/01/27	2,000,000	2,373,760
12/01/28	2,350,000	2,781,530
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%,
1/01/25	5,000,000	5,773,500
1/01/26	5,000,000	5,732,200
Cleveland Water Revenue, second lien, Refunding, Series A, 5.00%,
1/01/25	2,500,000	2,998,850
1/01/26	2,000,000	2,390,420
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F,
5.00%,
12/01/20	7,000,000	8,159,690
12/01/21	7,300,000	8,664,516
Hamilton City School District GO, School Improvement, AGMC Insured, Pre-Refunded,
5.00%, 12/01/24	5,000,000	5,280,700
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Improvement and Refunding, Series A, 5.00%,
12/01/24	2,500,000	3,098,250
12/01/25	2,400,000	2,956,704
12/01/26	4,000,000	4,879,320
12/01/27	5,000,000	6,059,100
12/01/28	3,000,000	3,616,380
Kent State University Revenues, General Receipts, Series A, 5.00%,
5/01/23	1,200,000	1,437,672
5/01/24	1,500,000	1,782,555
5/01/25	1,500,000	1,773,900
5/01/26	1,600,000	1,893,184
Lakewood City School District GO, School Improvement, Refunding, AGMC Insured,
4.50%, 12/01/22	2,900,000	3,099,636
Nordonia Hills City School District GO, School Improvement, NATL Insured, Pre-Refunded,
4.50%, 12/01/21	2,360,000	2,431,650
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects,
Refunding, Series C, 5.00%, 10/01/22	5,780,000	6,777,975
Ohio State GO,
Higher Education, Refunding, Series A, 5.00%, 2/01/24	8,585,000	10,299,081
Higher Education, Refunding, Series A, 5.00%, 2/01/25	7,000,000	8,381,380
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R,
5.00%, 5/01/26	11,000,000	13,632,080
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R,
5.00%, 5/01/27	5,000,000	6,128,400
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series R,
5.00%, 5/01/28	9,100,000	11,077,157
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured,
5.50%, 2/15/24	10,000,000	12,403,900

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Toledo City School District GO, School Facilities Improvement, Refunding, Series B, 5.00%,
12/01/24	$2,920,000	$3,494,481
12/01/25	4,125,000	4,904,914
12/01/26	4,340,000	5,130,488
12/01/27	4,565,000	5,368,212
Toledo Water System Revenue, Improvement and Refunding, 5.00%,
11/15/25	4,000,000	4,842,600
11/15/26	6,140,000	7,401,279
11/15/27	6,450,000	7,731,808
11/15/28	6,570,000	7,841,623
University of Cincinnati General Receipts Revenue, Series C,
5.00%, 6/01/25	3,010,000	3,633,943
Assured Guaranty, 5.00%, 6/01/21	11,810,000	13,612,442
Assured Guaranty, 5.00%, 6/01/22	11,675,000	13,452,168
		270,519,755
Oregon 1.7%
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community
Inc., Pre-Refunded, 7.375%, 1/01/23	2,000,000	2,370,020
Oregon State Department of Administrative Services COP, Series A, NATL Insured, Pre-Refunded,
5.00%, 11/01/19	2,340,000	2,411,932
Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
Refunding, Series A, 5.00%, 11/15/25	10,000,000	12,201,500
Refunding, Series A, 5.00%, 11/15/27	13,000,000	16,087,890
Refunding, Series A, 5.00%, 11/15/28	3,500,000	4,306,260
Series A, Pre-Refunded, 5.00%, 11/15/22	5,840,000	6,607,376
Portland Sewer System Revenue, second lien, Series B, NATL Insured, Pre-Refunded, 5.00%,
6/15/18	3,135,000	3,176,319
6/15/19	3,290,000	3,333,362
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	5,000,000	6,092,150
Washington County School District No. 48J Beaverton GO, 5.00%,
6/15/27	5,000,000	6,135,350
6/15/28	5,000,000	6,097,000
6/15/29	7,500,000	9,082,050
		77,901,209
Pennsylvania 4.2%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.00%,
5/15/19	9,000,000	10,152,090
5/15/20	7,500,000	8,690,550
Commonwealth Financing Authority Revenue, Series C-1, AGMC Insured, 5.00%,
6/01/22	4,130,000	4,740,538
6/01/23	4,345,000	4,971,853
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%,
12/15/25	5,345,000	6,522,236
12/15/26	5,835,000	7,059,708
Pennsylvania State GO, Second Series, 5.00%, 10/15/26	13,375,000	15,853,789
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	36,968,777
Series E, 5.00%, 12/01/24	5,000,000	5,926,350
Series E, 5.00%, 12/01/25	10,000,000	11,846,600
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/22	6,070,000	6,876,460
Subordinate, Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/23	10,000,000	11,175,700

74 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	$20,000,000	$22,727,800
Philadelphia Municipal Authority Lease Revenue, 6.00%, 4/01/22	7,065,000	8,068,160
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/17	10,000,000	10,556,300
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,471,750
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,647,800
Series A, 5.00%, 1/01/20	1,210,000	1,338,877
Series A, 5.25%, 1/01/21	3,655,000	4,071,780
Series A, 5.25%, 1/01/22	2,330,000	2,594,315
		191,261,433
South Carolina 1.4%
Anderson Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%,
7/01/22	2,555,000	3,077,446
7/01/23	2,695,000	3,220,983
7/01/24	2,825,000	3,357,710
7/01/25	2,965,000	3,522,183
Berkeley County Utility Revenue, Combined Utility System, Refunding, 5.00%,
6/01/25	3,665,000	4,413,943
6/01/26	1,700,000	2,038,504
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase,
School District of Pickens County Project, AGMC Insured, Pre-Refunded, 5.00%, 12/01/18	5,000,000	5,168,450
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement,
5.375%, 8/01/22	6,000,000	6,641,400
South Carolina State Transportation Infrastructure Bank Revenue, Refunding, Series B, AGMC
Insured, 5.00%,
10/01/25	12,935,000	15,456,161
10/01/26	13,440,000	16,050,451
		62,947,231
Tennessee 0.9%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22	15,805,000	19,170,359
Metropolitan Government of Nashville and Davidson County GO, Improvement, Refunding, Series A,
5.00%, 1/01/26	5,000,000	6,080,900
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding,
5.00%,
7/01/26	1,675,000	2,020,954
7/01/27	1,800,000	2,166,318
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series B, 5.00%, 11/01/28	8,180,000	10,236,125
		39,674,656
Texas 9.4%
Austin Water and Wastewater System Revenue, Travis Williamson and Hays Counties, Refunding,
5.00%, 11/15/26	4,835,000	5,892,560
5.00%, 11/15/27	4,000,000	4,857,880
Series A, 5.00%, 11/15/28	5,000,000	6,001,050
Board of Regents of the University of Houston System Revenue, Consolidated, Refunding, Series A,
5.00%, 2/15/27	5,000,000	5,886,700
Clear Creek ISD, GO, Refunding, Series A, 5.00%,
2/15/25	11,370,000	13,630,129
2/15/26	12,060,000	14,449,568

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Dallas County Utility and Reclamation District GO, Refunding,
Series A, AMBAC Insured, 5.15%, 2/15/21	$3,025,000	$3,150,356
Series B, AMBAC Insured, 5.15%, 2/15/21	8,025,000	8,357,556
Dallas Waterworks and Sewer System Revenue,
AMBAC Insured, Pre-Refunded, 4.50%, 10/01/19	2,805,000	2,977,900
Refunding, AMBAC Insured, 4.50%, 10/01/19	7,195,000	7,629,074
Dallas/Fort Worth International Airport Revenue, Joint, Refunding,
Series A, 5.00%, 11/01/23	1,500,000	1,545,000
Series A, 5.00%, 11/01/24	1,000,000	1,029,930
Series D, 5.25%, 11/01/27	5,000,000	6,026,600
Series D, 5.25%, 11/01/28	2,100,000	2,527,896
El Paso ISD, GO, Refunding, PSF Guarantee, 5.00%,
8/15/27	5,460,000	6,675,341
8/15/28	2,500,000	3,034,900
Fort Worth GO, General Purpose, Refunding and Improvement, 5.00%,
3/01/25	6,000,000	7,197,360
3/01/26	6,790,000	8,140,735
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
5.00%, 2/15/22	4,165,000	4,328,976
Harris County MTA Sales and Use Tax Revenue, Contractual Obligations, 5.00%,
11/01/26	2,000,000	2,457,060
11/01/27	2,000,000	2,434,080
11/01/28	2,000,000	2,423,560
Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/22	10,000,000	11,561,400
Houston Utility System Revenue,
Combined, first lien, Refunding, Series C, 5.00%, 5/15/24	5,000,000	6,227,500
Combined, first lien, Refunding, Series C, 5.00%, 5/15/26	19,690,000	24,153,132
[a] first lien, Refunding, Series B, 5.00%, 11/15/29	10,000,000	12,384,300
Lower Colorado River Authority Transmission Contract Revenue, LCRA Transmission Services Corp.
Project, Refunding,
Series A, 5.00%, 5/15/24	6,000,000	7,069,620
Series B, 5.00%, 5/15/24	10,620,000	12,513,227
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.00%, 9/01/24	12,000,000	14,375,280
Northwest ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%,
2/15/28	4,815,000	5,926,784
2/15/29	7,015,000	8,596,321
Sabine River Authority PCR, Southwestern Electric Power Co. Project, Refunding, NATL Insured,
4.95%, 3/01/18	15,000,000	15,952,050
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	5,220,000	6,340,055
San Antonio Electric and Gas Systems Revenue, Refunding,
5.25%, 2/01/25	27,000,000	34,560,270
5.00%, 2/01/27	10,415,000	13,062,285
San Antonio Water System Revenue, junior lien, Refunding, Series A, 5.00%,
5/15/24	1,500,000	1,858,245
5/15/26	2,200,000	2,702,238
5/15/28	2,000,000	2,435,720
5/15/29	1,000,000	1,215,470
Texas State Transportation Commission Revenue, first tier, Refunding, Series A, 5.00%,
4/01/23	20,000,000	24,789,800
4/01/24	20,000,000	25,047,200
4/01/25	20,000,000	24,791,200

76 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Regional
Healthcare System Project, Refunding and Improvement, Series A, 5.25%,
11/01/22	$5,000,000	$5,216,350
11/01/23	5,000,000	5,203,100
University of Texas Permanent University Fund Revenue, Series B, 5.00%, 7/01/27	10,000,000	12,256,200
Williamson County GO, Refunding, 5.00%,
2/15/23	6,235,000	7,577,458
2/15/25	13,780,000	16,685,238
		423,154,654
Utah 0.5%
Utah State Board of Regents Student Loan Revenue, Refunding, Series EE-2, 5.00%,
11/01/20	9,000,000	10,550,160
11/01/21	9,000,000	10,518,930
		21,069,090
Virginia 3.3%
Norfolk Water Revenue, Refunding, 5.00%,
11/01/24	6,145,000	7,398,027
11/01/25	6,000,000	7,219,560
Virginia Beach Development Authority Public Facility Revenue, Refunding, Series B, 5.00%,
8/01/19	12,635,000	14,343,884
8/01/20	13,450,000	15,696,150
Virginia College Building Authority Educational Facilities Revenue, Series A, 5.00%, 2/01/25	13,080,000	16,207,690
Virginia State College Building Authority Educational Facilities Revenue, 21st Century College and
Equipment Programs, Series D, 5.00%, 2/01/25	7,405,000	9,347,776
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution, Refunding,
Series B, 5.00%, 8/01/23	8,535,000	10,602,433
Virginia State Public School Authority School Financing Revenue, Series C, 5.00%,
8/01/26	4,335,000	5,382,639
8/01/27	4,460,000	5,487,138
Virginia State Resources Authority Clean Water Revenue, Revolving Fund, Refunding,
5.00%, 10/01/27	5,825,000	7,341,189
5.00%, 10/01/28	11,950,000	14,954,110
Series B, 5.00%, 10/01/26	26,155,000	32,826,879
		146,807,475
Washington 2.5%
Energy Northwest Electric Revenue, Columbia Generating Station, Refunding, Series A, 5.00%,
7/01/22	3,250,000	3,969,290
7/01/23	3,500,000	4,330,585
7/01/24	1,250,000	1,573,438
King County Sewer Revenue, Refunding, Series B, 5.00%,
7/01/25	1,200,000	1,496,760
7/01/26	1,200,000	1,483,164
7/01/27	1,900,000	2,330,312
7/01/28	3,050,000	3,714,656
7/01/29	2,600,000	3,146,728
Seattle Drain and Wastewater Revenue, Refunding, 5.00%,
5/01/24	5,230,000	6,558,002
5/01/25	5,500,000	6,849,040
5/01/26	2,995,000	3,696,309
5/01/27	3,150,000	3,844,984

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Washington (continued)
Seattle Municipal Light and Power Revenue, Refunding and Improvement, Series B, 5.00%,
2/01/19	$6,805,000	$7,634,121
2/01/20	7,000,000	8,097,530
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25	29,370,000	36,762,135
Various Purpose, Series D, 5.00%, 2/01/25	13,955,000	16,629,476
		112,116,530
Wisconsin 0.3%
Wisconsin State Transportation Revenue, Series 1, 5.00%, 7/01/24	10,000,000	12,165,800
U.S. Territories 0.3%
Guam 0.1%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.50%,
12/01/18	1,540,000	1,713,358
12/01/19	1,025,000	1,174,527
		2,887,885
Puerto Rico 0.2%
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL Insured,
5.00%, 7/01/24	10,000,000	10,009,500
Total U.S. Territories		12,897,385
Total Municipal Bonds before Short Term Investments
(Cost $3,749,705,297)		4,046,862,883
Short Term Investments 0.7%
Municipal Bonds 0.7%
Colorado 0.1%
[b] Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond
Program, Series A-12, Daily VRDN and Put, 0.02%, 2/01/38	5,050,000	5,050,000
Minnesota 0.5%
[b] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Health Care Facilities,
Children’s Hospitals and Clinics, Series B, AGMC Insured, Daily VRDN and Put, 0.01%, 8/15/25	20,000,000	20,000,000
Missouri 0.1%
[b] Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, St. Louis
University, Daily VRDN and Put, 0.01%, 7/01/32	4,945,000	4,945,000
Total Short Term Investments (Cost $29,995,000)		29,995,000
Total Investments (Cost $3,779,700,297) 90.5%		4,076,857,883
Other Assets, less Liabilities 9.5%		429,923,253
Net Assets 100.0%		$4,506,781,136

See Abbreviations on page 166.
a Security purchased on a when-issued or delayed delivery basis. See Note 1(b).
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

78 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Limited-Term Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.47	$10.51	$10.56	$10.60	$10.29
Income from investment operations[b]:
Net investment income[c]	0.10	0.11	0.13	0.18	0.20
Net realized and unrealized gains (losses)	(0.03)	(0.05)	(0.05)	(0.04)	0.31
Total from investment operations	0.07	0.06	0.08	0.14	0.51
Less distributions from net investment income	(0.09)	(0.10)	(0.13)	(0.18)	(0.20)
Net asset value, end of year	$10.45	$10.47	$10.51	$10.56	$10.60

Total return[d]	0.70%	0.60%	0.76%	1.32%	4.95%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.69%	0.70%	0.84%	0.84%	0.85%
Expenses net of waiver and payments by affiliates	0.63%	0.62%	0.60%	0.60%	0.57%
Net investment income	0.95%	1.05%	1.25%	1.67%	1.88%

Supplemental data
Net assets, end of year (000’s)	$886,784	$890,556	$977,274	$778,018	$682,132
Portfolio turnover rate	22.58%	19.64%	20.20%	10.94%	5.72%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 79

FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.46	$10.50	$10.55	$10.59	$10.29
Income from investment operations[b]:
Net investment income[c]	0.11	0.12	0.15	0.19	0.21
Net realized and unrealized gains (losses)	(0.02)	(0.04)	(0.06)	(0.04)	0.30
Total from investment operations	0.09	0.08	0.09	0.15	0.51
Less distributions from net investment income	(0.11)	(0.12)	(0.14)	(0.19)	(0.21)
Net asset value, end of year	$10.44	$10.46	$10.50	$10.55	$10.59

Total return	0.86%	0.75%	0.91%	1.47%	5.00%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.54%	0.55%	0.69%	0.69%	0.70%
Expenses net of waiver and payments by affiliates	0.48%	0.47%	0.45%	0.45%	0.42%
Net investment income	1.10%	1.20%	1.40%	1.82%	2.03%

Supplemental data
Net assets, end of year (000’s)	$239,537	$231,428	$183,518	$108,836	$80,569
Portfolio turnover rate	22.58%	19.64%	20.20%	10.94%	5.72%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

80 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Federal Limited-Term Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 90.0%
Alabama 0.8%
Board of Trustees for Alabama State University Revenue, General Tuition and Fee, Assured
Guaranty, 5.00%, 9/01/16	$730,000	$743,893
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	1,000,000	1,098,200
Mobile IDBR, PCR, Alabama Power Co. Barry Plant Project,
Mandatory Put 10/02/18, 1.625%, 7/15/34	2,500,000	2,525,825
Mandatory Put 3/20/17, Series A, 1.65%, 6/01/34	5,000,000	5,039,500
		9,407,418
Arizona 1.2%
Phoenix Civic Improvement Corp. Transit Excise Tax Revenue, Light Rail Project, Refunding,
3.00%, 7/01/17	6,465,000	6,680,349
Pinal County Revenue, Pledged Obligations, Refunding,
4.00%, 8/01/16	600,000	609,186
5.00%, 8/01/17	1,140,000	1,211,706
5.00%, 8/01/18	1,160,000	1,273,761
Tucson COP, Refunding, AGMC Insured,
2.00%, 7/01/16	1,200,000	1,206,552
3.00%, 7/01/17	1,250,000	1,288,600
3.00%, 7/01/18	1,195,000	1,250,687
		13,520,841
Arkansas 0.4%
Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 1.55%, 10/01/17	5,000,000	5,055,500
California 8.7%
California State Economic Recovery GO, Series A, Pre-Refunded, 5.00%, 7/01/22	8,000,000	8,124,160
California State Health Facilities Financing Authority Revenue, St. Joseph Health System,
Mandatory Put 10/15/19, Series C, 5.00%, 7/01/43	3,250,000	3,719,333
Mandatory Put 10/15/20, Refunding, Series D, 5.00%, 7/01/43	5,000,000	5,880,300
California State Municipal Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.
Project, Mandatory Put 2/01/17, Series A, 1.125%, 2/01/39	5,000,000	5,008,800
California Statewide CDA Revenue,
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%,
10/01/19	2,000,000	2,001,400
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%,
10/01/20	1,000,000	1,000,670
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%,
10/01/21	5,880,000	5,884,998
Coachella Valley USD, GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%,
8/01/16	1,110,000	1,127,138
8/01/17	1,220,000	1,280,317
8/01/18	1,265,000	1,362,418
8/01/19	1,330,000	1,468,666
Fremont UHSD Santa Clara County GO, Capital Appreciation, Election of 2008, Series B,
Pre-Refunded, zero cpn.,
8/01/31	3,235,000	1,538,178
8/01/32	3,930,000	1,728,100
8/01/33	1,020,000	414,946
8/01/34	1,520,000	570,486
8/01/35	3,245,000	1,124,717
8/01/36	4,705,000	1,508,282
8/01/37	11,005,000	3,264,743
8/01/38	11,665,000	3,194,810
8/01/39	12,290,000	3,104,577

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series B,
5.00%, 12/01/18	$20,000,000	$22,314,000
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A,
5.00%, 6/01/18	1,000,000	1,098,410
Salinas UHSD, GO, BAN, Capital Appreciation, zero cpn., 8/01/20	5,000,000	4,621,650
San Diego USD, GO, Series I, Capital Appreciation, zero cpn., 7/01/17	1,000,000	991,810
San Francisco City and County Airport Commission International Airport Revenue, Issue 32G,
Refunding, Second Series, NATL Insured, 5.00%, 5/01/23	11,675,000	11,767,933
Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002, Series C,
AGMC Insured, zero cpn., 6/01/18	810,000	795,436
Western Municipal Water District Facilities Authority Revenue, Mandatory Put 10/01/20, Refunding,
Series A, 1.50%, 10/01/39	3,250,000	3,264,950
		98,161,228
Colorado 1.1%
Dawson Ridge Metropolitan District No. 1 GO, Series A, ETM, zero cpn., 10/01/22	8,860,000	7,931,561
Douglas County School District No. Re-1 Douglas and Elbert Counties GO, Refunding,
5.00%, 12/15/18	2,800,000	3,131,268
Garfield County School District No. 16 GO, Refunding, 3.00%, 12/01/18	1,115,000	1,180,818
		12,243,647
Connecticut 4.7%
Connecticut State Health and Educational Facilities Authority Revenue,
Miss Porter’s School Issue, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36	3,415,000	3,467,079
Yale University Issue, Mandatory Put 2/01/17, Series T-2, 0.60%, 7/01/29	5,000,000	5,003,650
Yale University Issue, Mandatory Put 7/26/17, Series A, 0.80%, 7/01/48	6,500,000	6,509,035
Yale University Issue, Mandatory Put 2/08/18, Series A-3, 0.875%, 7/01/49	23,070,000	23,107,373
Yale University Issue, Mandatory Put 7/11/18, Refunding, Series A, 1.375%, 7/01/35	14,500,000	14,666,895
		52,754,032
Florida 5.2%
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project,
Pre-Refunded, 5.00%, 4/01/34	16,250,000	16,310,287
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
5.50%, 6/01/17	5,000,000	5,301,950
6.00%, 6/01/17	8,000,000	8,532,640
Assured Guaranty, 5.50%, 6/01/16	5,000,000	5,062,950
Florida State Board of Education Lottery Revenue, Refunding, Series B, AMBAC Insured,
5.00%, 7/01/18	11,480,000	11,758,505
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/16	2,000,000	2,052,800
[a] Lakeland Energy System Revenue, Refunding, Weekly FRN, 0.76%, 10/01/17	3,000,000	3,002,580
Lee County Transportation Facilities Revenue, Refunding, AGMC Insured, 5.00%, 10/01/19	2,385,000	2,719,449
Miami-Dade County IDA Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project,
1.75%, 9/01/27	2,000,000	2,004,940
Miami-Dade County Public Facilities Revenue, Jackson Health System, Assured Guaranty,
4.00%, 6/01/16	1,580,000	1,594,694
		58,340,795
Georgia 2.7%
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Mandatory Put
6/01/17,
First Series, 1.75%, 12/01/49	5,000,000	5,049,350
Second Series, 1.75%, 12/01/49	5,000,000	5,049,350

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Cobb County Development Authority Revenue, Georgia Waste Management Project, Mandatory Put
10/01/19, Series A, 1.875%, 4/01/33	$2,500,000	$2,529,025
Georgia State GO,
Refunding, Series C, 5.00%, 7/01/21	2,350,000	2,487,499
Series G, 5.00%, 10/01/17	10,000,000	10,280,000
Monroe County Development Authority PCR, Gulf Power Co. Project, Mandatory Put 6/21/17, First
Series, 1.70%, 6/01/49	5,000,000	5,058,050
		30,453,274
Idaho 0.1%
Canyon County School District No. 131 GO, Refunding, 4.00%, 8/15/18	1,480,000	1,596,550
Illinois 6.3%
Chicago Housing Authority Capital Program Revenue, AGMC Insured,
ETM, 5.00%, 7/01/16	5,000,000	5,072,900
Pre-Refunded, 5.00%, 7/01/19	7,455,000	7,563,694
Chicago Wastewater Transmission Revenue, second lien, Series A, BHAC Insured,
5.50%, 1/01/17	1,000,000	1,037,410
Franklin Park GO, Cook County, Alternative Revenue Source, Refunding, Series A, BAM Insured,
4.00%, 7/01/17	1,010,000	1,052,592
Homer Glen Village GO, Will and Cook Counties, Series A, 4.00%, 12/01/18	1,000,000	1,073,950
Illinois State Educational Facilities Authority Revenue, University of Chicago, Mandatory Put 2/01/19,
1.65%, 7/01/25	10,000,000	10,145,600
Illinois State GO, AGMC Insured, 5.00%, 9/01/16	9,000,000	9,032,310
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/17	5,000,000	5,279,450
Illinois State Toll Highway Authority Revenue, Senior, Refunding, Series B, 5.00%, 12/01/17	10,000,000	10,724,200
Illinois State Unemployment Insurance Fund Building Receipts Revenue, Illinois Department of
Employment Security, Series B, 5.00%, 12/15/17	6,000,000	6,222,360
Mount Vernon GO, Jefferson County, AGMC Insured, 3.00%,
12/15/17	1,430,000	1,481,451
12/15/18	1,475,000	1,542,481
Regional Transportation Authority Revenue, Series A, NATL Insured, 5.00%, 7/01/21	5,410,000	5,485,091
Southwestern Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, Refunding, AGMC Insured, 5.25%, 12/01/20	4,475,000	4,805,434
		70,518,923
Indiana 1.2%
Decatur Township Multi-School Building Corp. Revenue, first mortgage, Series B, Refunding, AGMC
Insured, 3.50%, 1/15/23	10,000,000	10,160,100
Indiana Health Facilities Financing Authority Revenue, Ascension Health, Mandatory Put 8/01/17,
Series A-5, 2.00%, 11/01/27	3,280,000	3,338,843
		13,498,943
Kansas 0.5%
[a] Kansas State Department of Transportation Highway Revenue, Refunding, Series B-5, Monthly FRN,
0.686%, 9/01/19	5,700,000	5,691,336
Kentucky 0.6%
Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project,
Series A, Mandatory Put 8/01/19, 2.20%, 2/01/35	7,000,000	7,120,120
Louisiana 0.6%
England District Sub-District No. 1 Revenue, Economic Development Project, Refunding,
5.00%, 8/15/16	2,505,000	2,558,256

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STATEMENT O F INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Refunding,
5.00%, 6/01/17	$3,500,000	$3,683,400
		6,241,656
Maryland 2.1%
[a] Howard County Housing Commission Revenue, Columbia Landing Project, Mandatory Put 7/01/18,
Series A, Weekly FRN, 1.26%, 7/01/34	6,000,000	6,003,600
Maryland State Department of Transportation Consolidated Transportation Revenue, Refunding,
5.00%, 5/01/19	7,500,000	8,496,375
Maryland State GO, State and Local Facilities Loan of 2013, Refunding, First Series B,
4.50%, 8/01/19	8,000,000	9,005,520
		23,505,495
Massachusetts 2.6%
Massachusetts State Development Finance Agency Revenue,
Boston University Issue, Refunding, Series Z-1, 1.50%, 8/01/19	7,000,000	7,145,530
Dominion Energy Brayton Point Issue, Recovery Zone Facility, Mandatory Put 9/01/16, Series A,
Pre-Refunded, 2.25%, 12/01/41	2,260,000	2,279,617
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge
Program, Series A, 5.00%, 6/15/19	11,370,000	12,918,253
Massachusetts State Health and Educational Facilities Authority Revenue, Amherst College Issue,
Mandatory Put 12/01/17, Series H, 0.80%, 11/01/33	4,000,000	3,997,880
Massachusetts State HFAR, Multifamily Conduit-Wood Ridge Homes Project, Mandatory Put
6/01/17, Series A, 1.05%, 12/01/17	2,800,000	2,807,252
		29,148,532
Michigan 2.8%
Detroit GO, Distributable State Aid, 5.00%, 11/01/16	6,120,000	6,210,576
Garden City GO, Refunding, AGMC Insured, 4.00%, 4/01/16	1,415,000	1,419,528
Jackson GO, Downtown Development, Capital Appreciation, AGMC Insured, zero cpn., 6/01/16	1,370,000	1,366,657
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I-A,
5.00%, 10/15/17	1,500,000	1,608,285
Michigan State Finance Authority Revenue,
Refunding, Unemployment Obligation Assessment, Series B, 5.00%, 7/01/20	10,000,000	11,376,400
School District of the City of Detroit, Refunding, 5.00%, 6/01/16	1,600,000	1,616,800
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated
Group, Series W, ETM, 5.25%, 8/01/17	7,000,000	7,457,660
Western Townships Utilities Authority Revenue, Sewage Disposal System, Refunding,
3.00%, 1/01/17	1,000,000	1,017,690
		32,073,596
Minnesota 1.3%
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement
Program, Capital Appreciation, Series A, zero cpn., 2/01/19	650,000	631,397
Hennepin County GO, Refunding, Series B, 5.00%, 12/01/18	3,315,000	3,706,568
Lake Superior ISD No. 381 GO, Refunding, Series A, 3.00%, 10/01/17	1,060,000	1,101,594
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, Refunding, Series B, NATL
Insured, 5.00%, 1/01/23	5,925,000	6,139,367
[b] Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Refunding,
Series 8-M, 4.00%, 4/01/17	1,115,000	1,155,396
Otsego GO, Water and Sewer, Refunding, Series C, AGMC Insured, 2.00%, 12/01/16	2,000,000	2,015,980
		14,750,302

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STATEMENT O F INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Missouri 2.6%
Jackson County Reorganized School District No. 7 GO, LEE’s Summit R-7, Refunding,
2.00%, 3/01/16	$1,800,000	$1,800,000
Missouri State Regional Convention and Sports Complex Authority Revenue, Convention and Sports
Facilities Project, Refunding, Series A, 5.00%, 8/15/17	6,160,000	6,552,577
Platte County School District Park Hill GO, Missouri Direct Deposit Program, Refunding,
2.00%, 3/01/17	8,765,000	8,889,112
3.00%, 3/01/18	9,245,000	9,682,381
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, Refunding, 3.00%,
3/01/16	1,000,000	1,000,000
3/01/17	1,500,000	1,536,090
		29,460,160
Nevada 4.2%
Clark County School District GO, Building,
Series B, AMBAC Insured, 5.00%, 6/15/20	12,250,000	12,911,990
Series C, 5.00%, 6/15/23	9,920,000	10,635,926
Nevada State GO, Capital Improvement and Cultural Affairs, Series C, Pre-Refunded,
5.00%, 6/01/20	7,115,000	7,801,740
Truckee Meadows Water Authority Water Revenue, Refunding, AGMC Insured, 4.25%, 7/01/21	15,010,000	15,676,144
		47,025,800
New Hampshire 0.3%
New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	2,610,000	2,875,046
New Jersey 4.4%
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
Management Inc. Project, Mandatory Put 12/01/17, Refunding, Series A, 2.125%, 12/01/29	3,000,000	3,044,610
Jersey City GO, General Improvement and Qualified Water Improvement, Refunding, Series A, BAM
Insured, 4.00%,
8/01/18	2,000,000	2,139,600
8/01/19	1,330,000	1,455,020
New Jersey EDA Revenue, School Facilities Construction,
Refunding, Series DD-1, 5.00%, 12/15/16	3,720,000	3,842,611
Series DD-1, ETM, 5.00%, 12/15/16	6,280,000	6,505,138
[a] Series H, Weekly FRN, 0.91%, 2/01/17	3,000,000	2,971,710
New Jersey Environmental Infrastructure Trust Revenue, Series A, Pre-Refunded, 5.00%,
9/01/22	3,105,000	3,177,191
9/01/22	15,000	15,341
New Jersey State GO,
5.00%, 6/01/18	5,990,000	6,505,020
Refunding, Series Q, 5.00%, 8/15/18	15,885,000	17,366,277
Ocean County GO, Refunding, 5.00%, 8/01/19	1,125,000	1,284,896
Rutgers State University GO, The State University of New Jersey, Refunding, Series J,
5.00%, 5/01/17	1,000,000	1,051,070
		49,358,484
New Mexico 2.2%
Farmington PCR, Southern California Edison, Mandatory Put 4/01/20, Refunding, Series A,
1.875%, 4/01/29	9,000,000	9,176,670
New Mexico State Severance Tax Revenue, Series A, 4.00%, 7/01/20	11,640,000	12,516,841
Taos County Gross Receipts Tax Revenue, County Education Improvement, BAM Insured,
3.00%, 4/01/16	1,000,000	1,001,680
3.00%, 4/01/17	750,000	764,085
3.50%, 4/01/19	1,000,000	1,056,830
		24,516,106

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STATEMENT O F INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New York 11.2%
Beekmantown CSD, GO, Refunding, AGMC Insured, 2.00%, 6/15/16	$1,075,000	$1,080,042
East Meadow Union Free School District GO, Nassau County, Refunding, 4.00%,
8/15/16	1,000,000	1,016,670
8/15/17	1,000,000	1,050,050
Freeport GO, Public Improvement, Refunding, Series A, 5.00%, 1/15/19	1,920,000	2,128,992
MTA Service Contract Revenue, Transportation Facilities, Series O, ETM, 5.50%, 7/01/17	9,220,000	9,750,150
New York City GO,
Fiscal 2006, Refunding, Series G, 5.25%, 8/01/16	9,010,000	9,194,975
Fiscal 2008, Refunding, Series A-1, 5.00%, 8/01/19	20,000,000	21,246,200
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/20	7,000,000	8,188,740
New York State Dormitory Authority Revenues, Non-State Supported Debt,
Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series
1, 5.00%, 1/15/19	4,000,000	4,310,600
Wyckoff Heights Medical Center, Refunding, 4.00%, 2/15/18	2,200,000	2,344,342
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Series C, Pre-Refunded, 5.00%, 12/15/18	6,165,000	6,382,563
General Purpose, Refunding, Series A, 5.00%, 12/15/19	6,095,000	7,039,603
New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank State Park,
Refunding, CIFG Insured, 5.00%, 4/01/16	200,000	200,804
New York State GO, Series A, 5.00%, 3/01/18	1,130,000	1,179,686
New York State Power Authority Revenue, Refunding, Series A, 2.00%, 11/15/16	12,780,000	12,930,932
New York Thruway Authority General Junior Indebtedness Obligations Revenue, Series A,
5.00%, 5/01/19	15,000,000	16,917,300
Patchogue-Medford Union Free School District GO, Refunding, Series B, 3.00%, 7/01/16	1,000,000	1,008,570
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A,
5.00%, 10/01/16	9,910,000	10,138,921
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%,
7/01/16	1,250,000	1,267,638
7/01/17	3,000,000	3,158,670
Yonkers GO, Refunding, Series D, AGMC Insured, 5.00%, 8/01/19	4,720,000	5,346,438
		125,881,886
North Carolina 0.9%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,715,175
North Carolina Eastern Municipal Power Agency Power System Revenue, Series A, Assured
Guaranty, Pre-Refunded, 5.25%, 1/01/19	2,350,000	2,547,870
		10,263,045
Ohio 3.3%
Akron COP, District Energy Project, 2.75%, 12/01/16	495,000	503,336
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project, Refunding,
Series A, 5.00%, 2/15/20	7,000,000	8,017,310
Butler County GO, Various Purpose, Refunding, 3.00%, 12/01/16	500,000	509,840
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	3,000,000	3,449,460
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/19	7,870,000	8,694,304
Cleveland Public Power System Revenue,
Refunding, Series A-1, NATL Insured, 5.00%, 11/15/20	2,370,000	2,445,271
Series A-1, NATL Insured, Pre-Refunded, 5.00%, 11/15/20	2,630,000	2,713,713
Marysville Wastewater Treatment System Revenue, Refunding, BAM Insured, 5.00%, 12/01/19	1,000,000	1,130,860
Northeast Regional Sewer District Revenue, Wastewater Improvement, Refunding,
5.00%, 11/15/17	5,750,000	6,186,425

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facilities Commission Revenue, Case Western Reserve University
Project, 4.00%, 12/01/17	$2,225,000	$2,353,672
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 3.00%, 12/01/16	1,265,000	1,289,414
		37,293,605
Oklahoma 0.7%
Cleveland County Educational Facilities Authority Educational Facilities Lease Revenue, Norman
Public Schools Project, 5.00%, 7/01/17	3,040,000	3,212,003
Oklahoma County ISD No. 89 GO, Oklahoma City School District, 2.00%, 7/01/16	4,195,000	4,219,038
		7,431,041
Pennsylvania 5.1%
Hempfield Area School District Westmoreland County GO, Refunding,
3.00%, 10/15/16	965,000	979,716
4.00%, 10/15/17	1,615,000	1,698,108
Lancaster Area Sewer Authority Revenue, BAM Insured,
4.00%, 4/01/17	3,565,000	3,689,918
5.00%, 4/01/18	3,500,000	3,792,425
[a] Pennsylvania State Turnpike Commission Turnpike Revenue, Series B, Weekly FRN,
1.16%, 12/01/19	5,000,000	5,007,750
Philadelphia Gas Works Revenue, 1998 General Ordinance, Refunding, Tenth Series, AGMC
Insured,
3.50%, 7/01/16	6,190,000	6,243,110
4.00%, 7/01/17	4,795,000	4,946,138
Philadelphia GO, Refunding, Series A, AGMC Insured, 5.25%, 8/01/17	10,000,000	10,637,700
Philadelphia School District GO, Refunding, Series C, 5.00%,
9/01/16	2,630,000	2,682,810
9/01/17	2,750,000	2,896,327
Pittsburgh School District GO, Refunding, Series A, 4.00%, 9/01/17	4,250,000	4,459,440
Reading School District GO,
Refunding, Series A, 5.00%, 4/01/17	1,475,000	1,524,811
Refunding, Series A, 5.00%, 4/01/18	4,035,000	4,281,781
Series A, ETM, 5.00%, 4/01/17	3,025,000	3,169,444
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series A,
Assured Guaranty, ETM, 5.00%, 7/01/16	1,325,000	1,344,544
		57,354,022
Rhode Island 1.3%
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan,
Refunding, Series A,
2.00%, 8/01/16	7,585,000	7,639,840
5.00%, 8/01/18	6,290,000	6,927,554
		14,567,394
Texas 5.8%
Austin GO, Travis Williamson and Hays Counties, Refunding, 4.00%, 9/01/18	1,500,000	1,624,920
Austin Water and Wastewater System Revenue, Travis Williamson and Hays Counties, Refunding,
Series A,
4.00%, 11/15/16	600,000	615,426
5.00%, 11/15/17	500,000	537,860

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Bexar County GO, Certificates of Obligation, Combination Flood Control Tax and Revenue, AGMC
Insured, Pre-Refunded, 5.25%, 6/15/27	$5,035,000	$5,104,936
Brock ISD, GO, Capital Appreciation, PSF Guarantee, zero cpn., 8/15/16	460,000	458,928
Brownsville Utilities System Revenue, Refunding, 5.00%,
9/01/16	1,500,000	1,532,610
9/01/17	1,000,000	1,062,420
Cypress-Fairbanks ISD, GO, Refunding, PSF Guarantee, 4.25%, 2/15/20	5,780,000	5,973,341
Dallas Area Rapid Transit Sales Tax Revenue, senior lien, AMBAC Insured, Pre-Refunded,
4.50%, 12/01/24	6,720,000	6,924,019
Dallas/Fort Worth International Airport Revenue, Joint, Refunding, Series D, 5.00%, 11/01/17	2,000,000	2,144,880
Fort Bend ISD, GO, Refunding, Series C, PSF Guarantee, 3.00%, 2/15/17	5,000,000	5,121,700
Leander ISD, GO, Williamson and Travis Counties, Capital Appreciation, Series D, Refunding, PSF
Guarantee, zero cpn., 8/15/16	1,000,000	998,610
Tarrant County Cultural Education Facilities Finance Corp. Revenue, CHRISTUS Health,
Refunding, Series A, Assured Guaranty, 5.75%, 7/01/18	1,085,000	1,152,639
Series A, Assured Guaranty, Pre-Refunded, 5.75%, 7/01/18	10,000	10,177
Texas State A&M University System Permanent University Fund Revenue, Refunding,
5.00%, 7/01/19	5,845,000	6,655,702
Texas State PFAR,
Southern University Financing System, Refunding, BAM Insured, 5.00%, 11/01/16	2,000,000	2,052,020
Unemployment Compensation Obligation Assessment, Refunding, Series B, 4.00%, 7/01/17	7,420,000	7,634,215
Texas State Transportation Commission Revenue, State Highway Fund, first tier,
Refunding, Series A, 5.00%, 4/01/19	5,000,000	5,646,950
Series A, Pre-Refunded, 5.00%, 4/01/20	4,195,000	4,210,899
Wylie ISD, GO, Collin County, Capital Appreciation, Refunding, PSF Guarantee, zero cpn.,
8/15/16	2,535,000	2,531,476
8/15/17	3,775,000	3,741,252
		65,734,980
Utah 0.2%
Nebo School District GO, Utah County, Refunding, Series A, 2.00%,
7/01/16	1,200,000	1,201,740
7/01/17	1,000,000	1,001,070
		2,202,810
Virginia 0.1%
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,468,614
Washington 2.5%
King and Snohomish Counties School District No. 417 Northshore GO, Refunding,
2.00%, 12/01/16	12,715,000	12,866,944
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,390,760
King County Sewer Revenue, junior lien, Mandatory Put 11/16/16, Refunding, Series A,
2.00%, 1/01/46	10,000,000	10,110,700
Snohomish County Everett School District No. 2 GO, Refunding, 4.00%, 12/01/17	2,400,000	2,542,248
		27,910,652
Wisconsin 0.5%
Wisconsin State GO, Refunding, Series 4, 5.00%, 5/01/19	5,000,000	5,659,200

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Wyoming 1.8%
Sweetwater County 2013 Specific Purpose Tax Joint Powers Board Revenue,
5.00%, 12/15/17	$5,370,000	$5,762,547
4.00%, 6/15/18	4,510,000	4,747,677
2.125%, 12/15/18	580,000	587,992
5.00%, 12/15/18	9,000,000	9,644,580
		20,742,796
Total Municipal Bonds before Short Term Investments
(Cost $1,001,071,212)		1,013,827,829
Short Term Investments 8.6%
Municipal Bonds 8.6%
Alaska 0.7%
Anchorage GO,
General Purpose, Refunding, Series B, 2.00%, 9/01/16	4,125,000	4,160,846
Schools, Refunding, Series D, 2.00%, 9/01/16	1,260,000	1,270,949
Schools, Series C, 2.00%, 9/01/16	2,095,000	2,113,206
		7,545,001
California 1.2%
Riverside County Teeter Obligation Revenue, Notes, Refunding, Series D, 2.00%, 10/12/16	10,000,000	10,103,400
San Diego USD, GO, Capital Appreciation, Series I, zero cpn., 7/01/16	3,350,000	3,346,717
		13,450,117
Georgia 1.3%
[c] Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Second Series,
Daily VRDN and Put, 0.18%, 10/01/32	15,000,000	15,000,000
Kentucky 1.8%
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System,
Refunding, 5.00%, 11/22/16	20,000,000	20,659,800
Minnesota 0.3%
Minneapolis Revenue, National Marrow Donor Program Project, ETM, 5.00%, 8/01/16	3,720,000	3,790,345
Missouri 0.1%
Missouri State Highways and Transit Commission State Road Revenue, second lien,
5.00%, 5/01/16	1,035,000	1,043,373
New York 1.2%
New York City Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2015,
Subordinate, Refunding, Series C, 3.00%, 11/01/16	13,000,000	13,230,750
Ohio 0.1%
Cuyahoga County Excise Tax Revenue, Excise Tax, Sports Facilities Improvement Project,
3.00%, 12/01/16	850,000	865,572
Oregon 1.8%
Oregon State GO,
Series A, 2.00%, 9/15/16	18,000,000	18,170,280
State Property, Various Projects, Series J, 5.00%, 5/01/16	1,710,000	1,723,663
		19,893,943

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Utah 0.1%
Nebo School District GO, Utah County, Refunding, 5.00%, 7/01/16	$1,025,000	$1,040,970
Total Short Term Investments (Cost $96,446,088)		96,519,871
Total Investments (Cost $1,097,517,300) 98.6%		1,110,347,700
Other Assets, less Liabilities 1.4%		15,973,275
Net Assets 100.0%		$1,126,320,975

See Abbreviations on page 166.

a The coupon rate shown represents the rate at period end.
b Security purchased on a when-issued or delayed delivery basis. See Note 1(b).
c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

90 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.68	$10.15	$10.98	$10.59	$9.60
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.47	0.46	0.51
Net realized and unrealized gains (losses)	(0.11)	0.54	(0.84)	0.38	1.00
Total from investment operations	0.34	1.00	(0.37)	0.84	1.51
Less distributions from net investment income	(0.45)	(0.47)	(0.46)	(0.45)	(0.52)
Net asset value, end of year	$10.57	$10.68	$10.15	$10.98	$10.59

Total return[d]	3.30%	9.99%	(3.20)%	7.95%	16.20%

Ratios to average net assets
Expenses	0.67%	0.65%	0.63%	0.65%	0.64%
Net investment income	4.32%	4.39%	4.64%	4.22%	5.12%

Supplemental data
Net assets, end of year (000’s)	$5,117,876	$5,244,428	$5,014,941	$6,559,328	$5,881,103
Portfolio turnover rate	11.81%	8.29%	17.08%	10.47%	8.86%

a For the year ended February 29.
b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 91

Franklin High Yield Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.86	$10.31	$11.14	$10.75	$9.73
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.42	0.40	0.47
Net realized and unrealized gains (losses)	(0.11)	0.55	(0.85)	0.38	1.02
Total from investment operations	0.29	0.96	(0.43)	0.78	1.49
Less distributions from net investment income	(0.39)	(0.41)	(0.40)	(0.39)	(0.47)
Net asset value, end of year	$10.76	$10.86	$10.31	$11.14	$10.75

Total return[d]	2.78%	9.43%	(3.77)%	7.33%	15.68%

Ratios to average net assets
Expenses	1.22%	1.20%	1.18%	1.20%	1.19%
Net investment income	3.77%	3.84%	4.09%	3.67%	4.57%

Supplemental data
Net assets, end of year (000’s)	$1,062,643	$1,100,883	$1,042,823	$1,446,670	$1,219,076
Portfolio turnover rate	11.81%	8.29%	17.08%	10.47%	8.86%

a For the year ended February 29.
b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.
d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.72	$10.18	$11.02	$10.63	$9.63
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.49	0.47	0.53
Net realized and unrealized gains (losses)	(0.11)	0.55	(0.86)	0.38	1.00
Total from investment operations	0.35	1.02	(0.37)	0.85	1.53
Less distributions from net investment income	(0.46)	(0.48)	(0.47)	(0.46)	(0.53)
Net asset value, end of year	$10.61	$10.72	$10.18	$11.02	$10.63

Total return	3.39%	10.16%	(3.19)%	8.03%	16.37%

Ratios to average net assets
Expenses	0.57%	0.55%	0.53%	0.55%	0.54%
Net investment income	4.42%	4.49%	4.74%	4.32%	5.22%

Supplemental data
Net assets, end of year (000’s)	$2,167,363	$2,194,757	$1,737,090	$2,156,523	$1,438,591
Portfolio turnover rate	11.81%	8.29%	17.08%	10.47%	8.86%

a For the year ended February 29.
b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
c Based on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 93

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin High Yield Tax-Free Income Fund
	Units	Value
Common Stocks and Other Equity Interest (Cost $717,086) 0.0%†
Consumer Discretionary 0.0%†
[a,b] 1155 Island Avenue LLC, LP	9,185,586	$717,082

	Principal
	Amount
Corporate Bonds (Cost $4,684,649) 0.1%
Consumer Discretionary 0.1%
[a,c] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$4,684,649	4,688,730
Municipal Bonds 97.3%
Alabama 2.0%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	6,000,000	7,064,940
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s
Hospital, Refunding, 4.00%, 6/01/32	10,000,000	10,303,800
Cullman County Health Care Authority GO, Refunding, Series A, 7.00%, 2/01/36	7,500,000	8,150,850
[d] Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary
Health System Inc., Series A, 5.00%, 2/01/41	5,500,000	6,146,635
Jefferson County Sewer Revenue, Capital Appreciation, wts., sub. lien, Refunding,
Series E, zero cpn., 10/01/28	7,350,000	3,540,275
Series E, zero cpn., 10/01/29	13,465,000	5,955,300
Series E, zero cpn., 10/01/30	19,050,000	7,721,727
Series E, zero cpn., 10/01/31	24,845,000	9,218,489
Series E, zero cpn., 10/01/32	30,825,000	10,494,679
Series E, zero cpn., 10/01/33	35,700,000	11,193,735
Series E, zero cpn., 10/01/34	28,020,000	8,070,040
Series E, zero cpn., 10/01/35	15,000,000	3,974,700
Series E, zero cpn., 10/01/36	12,425,000	3,019,772
Series F, zero cpn. to 9/30/23, 7.50% thereafter, 10/01/39	75,000,000	55,217,250
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A,
9.25%, 3/01/33	5,500,000	6,754,495
Selma IDBR, Gulf Opportunity Zone, International Paper Co. Project, Series A,
5.80%, 5/01/34	3,000,000	3,415,560
5.375%, 12/01/35	3,250,000	3,674,515
		163,916,762
Arizona 2.2%
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series A, 5.00%, 1/01/44	14,875,000	16,748,358
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,958,600
Maricopa County PCC, PCR,
El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	23,353,800
Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	15,000,000	16,494,300
Navajo County PCC Revenue, Arizona Public Service Co. Cholla Project, Mandatory Put 6/01/16,
Refunding, Series D, 5.75%, 6/01/34	10,750,000	10,882,440
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	20,000,000	22,133,400
senior lien, Series A, 5.00%, 7/01/38	15,000,000	16,203,450
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	16,953,048
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%, 7/01/41	10,000,000	11,310,100
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	7,297,200
5.50%, 12/01/29	11,105,000	13,969,202
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded,
6.00%, 7/01/24	250,000	291,705
6.25%, 7/01/29	1,000,000	1,174,990
6.50%, 7/01/39	1,500,000	1,774,755

94 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc.
Project, Refunding, Series A, 6.375%, 12/01/37	$15,500,000	$14,772,275
		184,317,623
California 17.3%
Alvord USD, GO, Riverside County, Capital Appreciation, Election of 2007, Refunding, Series B,
AGMC Insured, zero cpn., 8/01/41	30,750,000	9,988,215
Azusa Special Tax, CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	3,890,000	3,930,106
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series F-1, Pre-Refunded,
5.50%, 4/01/43	29,685,000	32,657,953
Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
5.35%, 9/01/36	3,680,000	3,693,285
Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23	2,915,000	3,009,096
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,700,851
Kern County Tobacco Funding Corp., Refunding, 4.00%, 6/01/29	12,735,000	12,738,056
California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31	10,000,000	10,017,900
California Infrastructure and Economic Development Bank Revenue, North County Center for
Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%,
12/01/30	10,300,000	12,548,902
12/01/35	5,000,000	6,023,700
California State GO, Various Purpose,
6.00%, 4/01/38	28,725,000	32,982,045
5.25%, 11/01/40	47,000,000	54,697,660
Refunding, 5.25%, 3/01/30	70,000,000	81,292,400
Refunding, 5.50%, 3/01/40	60,000,000	69,778,200
Refunding, 5.00%, 10/01/41	10,000,000	11,575,800
California State Health Facilities Financing Authority Revenue, Children’s Hospital of Orange
County, Series A, 6.50%,
11/01/24	5,000,000	5,988,100
11/01/38	8,000,000	9,407,040
California State Municipal Finance Authority Revenue,
Baptist University, Series A, 5.50%, 11/01/45	17,400,000	17,817,774
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	6,380,000
California State PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%,
8/01/40	6,000,000	6,406,620
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, 6.00%,
11/01/29	7,365,000	8,604,309
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, 6.00%,
11/01/34	17,560,000	20,480,579
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	20,991,280
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	3,125,000	3,608,313
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,797,700
Monterey Institute International, 5.50%, 7/01/31	12,300,000	13,763,331
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	5,000,000	5,499,950
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	10,000,000	10,773,300
Centinela Valley UHSD, GO, County of Los Angeles, Capital Appreciation, Election of 2010,
Series B, AGMC Insured, zero cpn., 8/01/37	8,400,000	2,724,036

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Chabot-Las Positas Community College District GO, Capital Appreciation, Series C, AMBAC
Insured, zero cpn.,
8/01/33	$15,000,000	$6,370,050
8/01/34	10,000,000	4,032,900
Compton Community College District GO, Capital Appreciation, Election of 2002, Series D, BAM
Insured, zero cpn.,
8/01/30	3,425,000	1,802,852
8/01/32	4,000,000	1,804,360
8/01/34	4,560,000	1,762,668
8/01/36	5,250,000	1,740,375
8/01/37	3,065,000	942,212
8/01/38	6,000,000	1,711,560
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40%
thereafter, 1/15/30	10,000,000	8,463,900
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50%
thereafter, 1/15/31	7,295,000	6,202,793
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	20,719,612
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	34,138,894
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed,
Series A, 5.00%,
6/01/40	4,000,000	4,575,520
6/01/45	12,030,000	13,678,230
Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36	6,595,000	6,357,580
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D,
5.00%, 5/15/40	52,685,000	59,610,970
Los Angeles MFR, Refunding,
Series J-1C, 7.125%, 1/01/24	5,000	5,009
[a] Series J-2C, 8.50%, 1/01/24	90,000	90,145
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	42,810,962
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29	30,505,000	39,761,437
Series B, 7.00%, 11/01/34	20,000,000	28,871,200
Series C, 6.50%, 11/01/39	20,000,000	27,677,800
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,432,463
Palmdale Elementary School District Special Tax, CFD No. 90-1, Capital Appreciation, Series A,
AGMC Insured,
zero cpn., 8/01/28	1,500,000	917,520
zero cpn., 8/01/30	1,250,000	684,763
zero cpn., 8/01/31	1,250,000	647,900
zero cpn. to 8/01/25, 5.625% thereafter, 8/01/34	2,500,000	1,815,475
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/32	4,000,000	2,045,960
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/33	5,500,000	2,676,740
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/41	5,000,000	1,605,900
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/42	7,000,000	2,143,820
senior lien, Series A, 5.75%, 6/01/44	6,065,000	6,981,421
San Buenaventura Revenue, Community Memorial Health System,
8.00%, 12/01/31	10,000,000	12,577,500
7.50%, 12/01/41	15,000,000	18,192,300

96 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
San Diego USD, GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election
of 2008,
Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	$44,565,000	$24,764,770
Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	33,305,000	18,458,963
Series G, zero cpn., 7/01/34	5,000,000	2,166,200
Series G, zero cpn., 7/01/35	10,000,000	4,058,200
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%,
4/01/29	10,000,000	11,151,200
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	35,256,000	25,660,374
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	35,256,000	25,653,676
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/24	52,700,000	46,881,920
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	45,200,000	39,096,644
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/26	131,900,000	108,785,844
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/27	139,100,000	110,822,361
junior lien, Refunding, Series B, 5.25%, 1/15/44	20,000,000	22,260,200
junior lien, Refunding, Series B, 5.25%, 1/15/49	25,000,000	27,587,250
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project,
6.50%, 5/01/42	10,000,000	12,146,600
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to
9/01/28, 6.70% thereafter, 9/01/41	20,000,000	16,136,000
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero
cpn. to 8/01/26, 6.625% thereafter, 8/01/42	50,000,000	41,814,500
San Ysidro School District GO, Capital Appreciation, Refunding, AGMC Insured, zero cpn.,
8/01/42	10,000,000	2,784,300
8/01/43	12,500,000	3,291,125
Seal Beach CFD No. 2005-01 Special Tax, Pacific Gateway Business Center, 5.30%, 9/01/36	2,000,000	2,020,000
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 6.00%, 9/01/36	7,740,000	8,930,025
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/27	9,855,000	11,871,924
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, Pre-Refunded, 6.00%,
9/01/36	19,810,000	21,408,469
		1,442,479,837
Colorado 3.2%
Colorado State Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%,
6/01/45	10,000,000	10,822,100
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	20,000,000	21,903,000
Copperleaf Metropolitan District No. 2 GO, Refunding, 5.75%, 12/01/45	2,000,000	2,095,160
Denver City and County Airport System Revenue, Series B, 4.00%, 11/15/43	10,250,000	10,759,528
Denver City and County Special Facilities Airport Revenue, United Air Lines Project, Refunding,
Series A, 5.25%, 10/01/32	5,000,000	5,205,000
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/30	15,000,000	15,191,400
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28	15,000,000	10,339,800
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29	10,000,000	5,205,200
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30	17,300,000	8,466,966
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31	10,000,000	4,603,000
Current Interest, Series C, 5.375%, 9/01/26	5,000,000	5,614,300

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
The Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40	$3,000,000	$3,144,900
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,465,000	3,091,159
6.25%, 11/15/28	12,500,000	16,284,500
6.50%, 11/15/38	90,100,000	123,538,813
Regional Transportation District COP, Series A, 5.00%, 6/01/25	13,500,000	15,537,825
[a,e] Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31	3,000,000	2,280,000
		264,082,651
Connecticut 0.4%
Connecticut State Health and Educational Facilities Authority Revenue,
Hartford Healthcare Issue, Series F, 5.00%, 7/01/45	20,000,000	22,318,400
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	10,000,000	11,260,800
		33,579,200
District of Columbia 2.5%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Assured
Guaranty, Pre-Refunded, 5.25%, 7/15/38	11,000,000	12,167,100
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,676,250
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	10,454,321
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36	12,425,000	13,843,935
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41	5,010,000	5,459,197
The Catholic University of America Issue, Refunding, 5.00%, 10/01/34	3,750,000	4,088,587
Center for Strategic and International Studies Inc. Issue, Refunding, 6.375%, 3/01/31	5,200,000	5,884,684
Center for Strategic and International Studies Inc. Issue, Refunding, 6.625%, 3/01/41	5,500,000	6,259,715
Deed Tax, Series A, 5.00%, 6/01/40	13,000,000	14,240,200
The Methodist Home of the District of Columbia Issue, Series A, 5.125%, 1/01/35	1,565,000	1,576,487
The Methodist Home of the District of Columbia Issue, Series A, 5.25%, 1/01/39	1,015,000	1,024,206
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	22,000,000	27,288,140
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	22,335,250
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital Appreciation,
second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50% thereafter, 10/01/41	60,145,000	75,117,496
Washington Convention and Sports Authority Dedicated Tax Revenue, senior lien, Convention
Center Hotel Project, Series A, 5.00%, 10/01/40	10,000,000	11,002,100
		212,417,668
Florida 7.2%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Teaching Hospitals
and Clinics, Series A, 5.00%, 12/01/44	10,360,000	11,431,017
Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34	4,250,000	4,251,403
Boggy Creek Improvement District Special Assessment Revenue, Refunding, 5.125%, 5/01/43	4,810,000	5,042,996
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project,
Series B, Pre-Refunded, 7.00%, 4/01/39	6,500,000	7,705,230
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	1,105,000	1,106,680
Cape Coral Health Facilities Authority Revenue, Senior Housing, Gulf Care Inc. Project, Refunding,
6.00%, 7/01/45	5,250,000	5,412,015
Cape Coral Water and Sewer Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/42	7,500,000	8,466,225
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	1,180,000	1,182,903
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
6.00%, 6/01/17	25,000,000	26,664,500

98 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	$5,500,000	$6,203,945
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	13,495,680
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	11,394,140
Escambia County Environmental Improvement Revenue, International Paper Co. Projects, Series A,
9.50%, 3/01/33	7,975,000	9,852,235
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D,
6.00%, 6/01/23	5,000,000	6,511,000
Florida State Mid-Bay Bridge Authority Revenue, first senior lien, Refunding, Series A, 5.00%,
10/01/35	6,240,000	6,958,286
10/01/40	3,000,000	3,294,270
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	34,720,000	35,883,467
Halifax Hospital Medical Center Hospital Revenue, Daytona Beach, Refunding and Improvement,
Series A,
5.375%, 6/01/46	5,205,000	5,240,134
Pre-Refunded, 5.375%, 6/01/46	12,745,000	12,896,793
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,525,000	7,186,048
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33	2,460,000	2,460,049
Indigo CDD Capital Improvement Revenue, Refunding,
Series A, 7.00%, 5/01/31	750,000	732,885
[a,f] Series C, 7.00%, 5/01/30	4,123,752	2,061,876
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%,
11/15/40	21,575,000	24,103,159
11/15/45	10,885,000	12,091,385
Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates, Accredited
Investors, Refunding,
5.875%, 1/01/19	780,000	835,559
6.25%, 1/01/28	1,230,000	1,294,809
6.375%, 1/01/43	2,250,000	2,370,780
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center,
5.50%, 11/15/42	3,800,000	4,253,150
5.00%, 11/15/45	7,500,000	8,161,050
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 5.50%, 10/01/41	20,850,000	24,275,029
Refunding, Series A, 5.00%, 10/01/38	40,000,000	45,158,400
Miami-Dade County Educational Facilities Authority Revenue, University of Miami Issue, Refunding,
Series A, 5.00%, 4/01/40	10,000,000	11,357,500
Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	13,953,535
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	44,360,000	48,746,760
Miami-Dade County Professional Sports Franchise Facilities Revenue, Capital Appreciation,
Refunding, Series A, Assured Guaranty, zero cpn., 10/01/45	25,000,000	7,657,000
Miami-Dade County School Board COP, Refunding,
Series A, 5.00%, 5/01/31	7,985,000	9,123,022
Series B, Assured Guaranty, 5.00%, 5/01/33	14,310,000	15,370,800
North Sumter County Utility Dependent District Utility Revenue, sub. bond,
6.00%, 10/01/30	3,780,000	4,539,062
6.25%, 10/01/43	6,865,000	8,188,160
Northern Palm Beach County ID Special Assessment, Water Control and Improvement,
Unit of Development No. 2C, 5.00%, 8/01/34	2,700,000	2,784,024
Unit of Development No. 2C, 5.20%, 8/01/46	6,000,000	6,248,520
Unit of Development No. 46, Series A, 5.35%, 8/01/41	800,000	815,192

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Orlando-Orange County Expressway Authority Revenue, Series C, 5.00%, 7/01/35	$7,965,000	$8,993,043
Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36	1,100,000	1,101,716
Pelican Marsh CDD Special Assessment Revenue, Refunding,
4.875%, 5/01/22	920,000	932,024
5.375%, 5/01/31	1,375,000	1,416,649
Pensacola Airport Revenue, Refunding, 6.00%, 10/01/28	7,000,000	7,637,140
[a,f] Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,705,000	1,062,118
[a] River Place St. Lucie CDD Special Assessment Revenue, Series A, 7.625%,
5/01/21	600,000	524,688
5/01/30	1,590,000	1,379,007
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	6,800,000	6,800,544
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
Refunding, 5.00%, 5/01/36	12,500,000	13,305,375
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated
Group,
5.00%, 8/15/32	15,000,000	15,796,800
Refunding, 5.00%, 8/15/42	15,500,000	16,195,175
Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37	1,725,000	1,726,104
Village CDD No. 6 Special Assessment Revenue, Refunding, 4.00%,
5/01/29	6,170,000	6,294,757
5/01/35	3,870,000	3,904,598
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38	7,300,000	7,944,371
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	7,620,000	8,952,586
7.00%, 5/01/41	6,660,000	8,131,261
Refunding, 5.00%, 5/01/22	1,360,000	1,433,195
Refunding, 5.25%, 5/01/31	2,010,000	2,279,521
Refunding, 5.50%, 5/01/42	2,000,000	2,297,460
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	2,000,000	2,301,900
5.00%, 5/01/32	5,700,000	6,360,459
5.125%, 5/01/43	8,700,000	9,753,396
6.00%, 5/01/44	8,000,000	9,278,720
Village CDD No. 11 Special Assessment Revenue, 4.125%, 5/01/29	3,225,000	3,316,526
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	635,000	635,514
Winter Garden Village at Fowler Groves CDD Special Assessment, 5.65%, 5/01/37	1,760,000	1,763,766
		598,279,086
Georgia 3.3%
The Atlanta Development Authority Revenue, New Downtown Atlanta Stadium Project,
second lien, Series B, 5.00%, 7/01/44	4,500,000	5,006,520
senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,505,620
Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31	1,035,000	1,035,932
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/40	10,000,000	11,608,600
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	34,303,800
Series A, Pre-Refunded, 6.25%, 11/01/34	30,000,000	35,851,200
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
12/01/28	1,470,000	1,041,539
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project,
Series C, 5.70%, 1/01/43	55,000,000	59,013,350
Series E, 7.00%, 1/01/23	25,000,000	27,666,000

100 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Carrollton Payroll Development Authority Revenue, UWG Phase II LLC Project, AGMC Insured,
5.00%, 6/15/40	$2,000,000	$2,217,760
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real
Estate Foundations Projects, Junior Subordinate, Refunding, Series C, 5.00%,
7/15/33	2,700,000	2,986,875
7/15/38	3,000,000	3,261,630
Forsyth County Hospital Authority Revenue, Anticipation Certificates, Georgia Baptist Health Care
System Project, ETM,
6.25%, 10/01/18	2,190,000	2,366,361
6.375%, 10/01/28	8,000,000	10,323,920
Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27	5,000,000	5,050,850
Gainesville RDA Educational Facilities Revenue, Riverside Military Academy Project, Refunding,
5.125%, 3/01/37	6,500,000	6,373,055
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia
Health System Project, Refunding, 5.00%, 8/01/34	10,000,000	11,408,800
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%,
9/15/25	5,000,000	6,146,150
9/15/27	4,000,000	4,903,080
9/15/28	10,000,000	12,243,200
Municipal Electric Authority of Georgia Revenue, Plant Voltage Units 3 and 4 Project J, Series A,
5.50%, 7/01/60	17,000,000	19,773,210
Richmond County Development Authority Environmental Improvement Revenue, International
Paper Co. Project, Series A, 6.25%, 11/01/33	7,000,000	8,141,910
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A, 6.25%,
11/01/33	4,865,000	5,658,627
		279,887,989
Hawaii 0.3%
Hawaii State Airport System Revenue, Series A, 5.00%, 7/01/45	10,000,000	11,150,800
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaii Pacific University Project, Series A, 6.875%, 7/01/43	5,595,000	6,081,373
Hawaiian Electric Co. Inc. and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	8,547,225
		25,779,398
Idaho 0.7%
Idaho State Health Facilities Authority Revenue, St. Luke’s Health System Project, Series A,
6.75%, 11/01/37	12,500,000	14,121,250
5.00%, 3/01/44	5,000,000	5,567,000
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36	13,305,000	15,678,080
Nez Perce County PCR, Potlatch Corp. Projects, Refunding, 6.00%, 10/01/24	22,500,000	22,563,000
		57,929,330
Illinois 5.9%
Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%, 3/01/33	3,094,000	3,104,365
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn.,
1/01/35	19,800,000	7,993,854
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, 5.50%, 11/01/40	3,570,000	3,876,056
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23	5,000	5,021
Bureau County Township High School District No. 502 GO, School Building, Series A, BAM Insured,
6.625%, 10/01/43	5,250,000	6,515,145
Cary Special Tax, Special Service Area No. 2, Refunding, Assured Guaranty, 5.00%, 3/01/30	3,025,000	3,030,022

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Refunding, Series A, AGMC Insured, 5.00%, 1/01/38	$16,500,000	$17,500,065
Passenger Facility Charge, Series B, 5.00%, 1/01/35	12,555,000	13,926,132
Passenger Facility Charge, Series B, 5.00%, 1/01/40	20,430,000	22,065,421
Chicago Transit Authority Sales Tax Receipts Revenue,
5.25%, 12/01/36	11,000,000	12,119,580
5.00%, 12/01/44	37,995,000	42,163,811
Chicago Wastewater Transmission Revenue, Project, second lien, 5.00%, 1/01/39	11,000,000	11,901,450
Cook County GO, Refunding, Series C, 5.00%, 11/15/29	34,555,000	37,431,704
Illinois State Finance Authority Education Revenue, Illinois Charter Schools Project – Noble Network
of Charter Schools, Refunding, 5.00%,
9/01/25	2,750,000	3,080,880
9/01/32	3,750,000	4,015,013
Illinois State Finance Authority Revenue,
Advocate Health Care Network, Refunding, 4.00%, 8/01/38	13,000,000	13,169,390
Institute of Technology, 6.50%, 2/01/23	1,000,000	1,110,420
Institute of Technology, 7.125%, 2/01/34	1,500,000	1,593,615
Lutheran Hillside Village, Refunding, 5.25%, 2/01/37	7,500,000	7,722,975
OSF Healthcare System, Series A, 5.00%, 11/15/45	20,750,000	23,109,690
Plymouth Place, Refunding, 5.00%, 5/15/37	1,000,000	1,017,640
Plymouth Place, Refunding, 5.25%, 5/15/45	1,100,000	1,128,974
Resurrection Health Care, Series A, AGMC Insured, 5.25%, 5/15/29	14,445,000	15,645,380
Riverside Health System, 6.25%, 11/15/35	5,000,000	5,812,300
Roosevelt University Project, Refunding, 6.25%, 4/01/29	2,500,000	2,762,900
Roosevelt University Project, Refunding, 6.50%, 4/01/39	19,430,000	21,483,751
Rush University Medical Center Obligated Group, Series B, Pre-Refunded, 7.25%, 11/01/38	10,000,000	11,691,900
Sherman Health Systems, Series A, Pre-Refunded, 5.50%, 8/01/37	17,240,000	18,427,664
Illinois State Finance Authority Student Housing Revenue,
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/35	5,335,000	5,577,422
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/47	10,000,000	10,323,000
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	17,786,700
CHF-Normal LLC, Illinois State University Project, 7.00%, 4/01/43	7,500,000	8,821,875
Illinois State Finance Authority Water Facility Revenue, American Water Capital Corp. Project,
5.25%,
10/01/39	15,350,000	16,203,153
5/01/40	10,415,000	11,027,610
Illinois State GO,
5.25%, 7/01/29	15,000,000	16,530,150
5.25%, 7/01/31	5,000,000	5,443,000
5.50%, 7/01/38	5,000,000	5,419,150
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
Expansion Project,
Capital Appreciation, Refunding, Series B, AGMC Insured, zero cpn., 6/15/45	18,100,000	4,778,581
Capital Appreciation, Series A, NATL Insured, zero cpn., 6/15/35	10,000,000	4,263,600
Series A, 5.50%, 6/15/50	10,475,000	11,167,921
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
Convention Center, ETM, 7.00%, 7/01/26	7,500,000	10,034,325
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Capital
Appreciation, Refunding, Series A, zero cpn., 12/15/52	26,000,000	4,048,980
Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewerage
Systems Alternate Revenue Source, Refunding, XLCA Insured, 5.00%, 1/01/39	3,000,000	3,077,460

102 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Railsplitter Tobacco Settlement Authority Revenue,
6.25%, 6/01/24	$6,000,000	$6,085,020
Refunding, 6.00%, 6/01/28	24,650,000	29,358,889
Yorkville United City Special Service Area Special Tax,
No. 2004-104, MPI Grande Reserve Project, 6.375%, 3/01/34	3,900,000	3,739,554
No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36	4,133,000	4,215,412
Nos. 2005-108 and 2005-109, 4.00%, 3/01/36	4,000,000	3,983,640
		495,290,560
Indiana 1.7%
Carmel RDA Lease Rental Revenue, Multipurpose, Series A, 4.00%, 2/01/38	6,000,000	6,365,460
Delaware County Hospital Authority Hospital Revenue, Cardinal Health System Obligated Group,
Pre-Refunded, 5.25%, 8/01/36	5,000,000	5,100,750
Indiana Finance Authority Health System Revenue, Franciscan Alliance Inc., Refunding, Series B,
5.00%, 11/01/41	8,000,000	9,025,120
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project,
Series A, 5.00%, 6/01/32	10,000,000	10,655,200
Indiana State Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,514,000
Deaconess Health System Obligated Group, Refunding, Series A, 4.00%, 3/01/37	5,000,000	5,196,550
Deaconess Health System Obligated Group, Refunding, Series A, 5.00%, 3/01/39	5,000,000	5,570,350
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	14,239,500
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	5,798,350
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40	19,620,000	21,440,540
Indiana State Finance Authority Wastewater Utility Revenue, CWA Authority Project, first lien,
Series A, 4.00%, 10/01/42	22,620,000	24,002,308
Indiana State Health and Educational Facility Financing Authority Hospital Revenue, Community
Foundation of Northwest Indiana Obligated Group,
Pre-Refunded, 5.50%, 3/01/37	4,185,000	4,388,852
Refunding, 5.50%, 3/01/37	3,815,000	3,968,935
Indiana State Municipal Power Agency Power Supply System Revenue, Series B, Pre-Refunded,
6.00%, 1/01/39	4,000,000	4,586,440
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C, NATL
Insured,
5.60%, 11/01/16	10,000,000	10,306,300
5.85%, 4/01/19	5,000,000	5,609,950
		141,768,605
Iowa 0.6%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University
Project, Refunding, 6.00%, 9/01/39	11,000,000	11,696,850
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed,
Refunding, Series B, 5.60%, 6/01/34	35,850,000	35,966,154
		47,663,004
Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/Sunbelt
Obligated Group, Refunding, Series C, 5.75%, 11/15/38	6,250,000	7,124,875
Wyandotte County Kansas City Unified Government Utility System Revenue, Improvement,
Series A, 5.00%, 9/01/40	5,000,000	5,705,500
		12,830,375

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Kentucky 1.1%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health
System Inc., Refunding, Series A, 6.50%, 3/01/45	$18,330,000	$21,033,308
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville
Arena Authority Inc., Series A, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42	5,000,000	5,389,650
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue, Downtown
Crossing Project, Capital Appreciation, zero cpn. to 6/30/23,
6.60% thereafter, 7/01/39	10,000,000	8,326,700
6.75% thereafter, 7/01/43	5,000,000	4,143,550
Louisville/Jefferson County Metro Government College Revenue, Improvement, Bellarmine
University Inc. Project,
5.625%, 5/01/29	5,555,000	6,074,948
6.125%, 5/01/39	5,000,000	5,445,250
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and St.
Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	11,500,000	12,700,830
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31	10,500,000	10,823,610
Owen County Waterworks System Revenue, American Water Co. Project, Series A,
6.25%, 6/01/39	8,000,000	8,995,520
5.375%, 6/01/40	10,000,000	10,810,900
		93,744,266
Louisiana 2.8%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	13,990,000	14,048,898
Louisiana Local Government Environmental Facilities and CDA Revenue, Westlake Chemical Corp.
Projects,
6.75%, 11/01/32	41,250,000	44,392,012
Series A, 6.50%, 8/01/29	9,000,000	10,638,990
Series A-2, 6.50%, 11/01/35	8,000,000	9,480,640
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady Health
System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	10,000,000	11,913,500
Louisiana Public Facilities Authority Revenue,
Entergy Gulf States Louisiana LLC Project, Refunding, Series A, 5.00%, 9/01/28	25,000,000	25,085,500
Ochsner Clinic Foundation Project, 6.50%, 5/15/37	5,000,000	5,972,000
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	15,500,000	18,617,360
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	3,755,000	4,111,049
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	7,210,000	7,489,748
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	7,305,000	7,572,801
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.25%, 5/15/38	2,790,000	2,939,321
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.50%, 5/15/47	2,695,000	2,847,267
Shreveport Water and Sewer Revenue, Refunding, 5.00%, 12/01/40	5,000,000	5,649,750
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	65,675,000	63,644,986
St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding, 5.25%,
11/15/29	1,200,000	1,263,240
11/15/37	1,650,000	1,683,347
Tobacco Settlement FICO Revenue, Tobacco Settlement, Asset-Backed, Refunding, Series A,
5.25%, 5/15/35	1,000,000	1,093,830
		238,444,239
Maine 0.2%
Maine State Health and Higher Educational Facilities Authority Revenue, Maine General Medical
Center Issue,
6.75%, 7/01/36	4,250,000	4,766,545
7.00%, 7/01/41	10,000,000	11,257,400

104 Annual Report

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Maine (continued)
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20	$4,800,000	$4,822,608
		20,846,553
Maryland 0.4%
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40	7,000,000	7,601,230
Maryland State Community Development Administration Department of Housing and CDR, Housing,
Series A, 5.875%, 7/01/16	40,000	40,054
Maryland State EDC, EDR, Series A, 5.75%, 6/01/35	13,070,000	14,355,043
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,584,970
Edenwald Issue, Series A, Pre-Refunded, 5.40%, 1/01/37	1,200,000	1,219,668
Washington County Hospital Issue, Pre-Refunded, 6.00%, 1/01/43	6,000,000	6,581,100
		33,382,065
Massachusetts 1.2%
Massachusetts Bay Transportation Authority Revenue,
Assessment, Refunding, Series A, 4.00%, 7/01/37	15,000,000	15,743,400
General Transportation System, Series A, 7.00%, 3/01/21	775,000	921,250
General Transportation System, Series A, ETM, 7.00%, 3/01/21	560,000	576,559
Massachusetts State Development Finance Agency Revenue, North Hill Communities Issue,
Series A,
6.25%, 11/15/28	2,250,000	2,486,723
6.25%, 11/15/33	2,000,000	2,176,620
6.50%, 11/15/43	4,125,000	4,485,855
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory Put
5/01/19, Pre-Refunded, 5.75%, 12/01/42	3,700,000	4,266,766
Massachusetts State Educational Financing Authority Education Loan Revenue, Refunding,
Series K, 5.25%, 7/01/29	8,475,000	9,194,697
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A, 5.125%,
7/01/41	10,340,000	11,312,787
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/34	35,000,000	45,838,800
		97,003,457
Michigan 5.9%
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured,
6.00%, 5/01/29	15,900,000	19,918,089
Detroit GO, Distributable State Aid, 5.25%, 11/01/35	23,000,000	24,593,670
Detroit Sewage Disposal System Revenue, second lien, Series B,
Assured Guaranty, 5.00%, 7/01/36	10,000,000	10,051,600
NATL Insured, 5.50%, 7/01/29	5,000,000	6,352,000
NATL Insured, 5.00%, 7/01/36	3,000,000	3,015,480
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien,
Refunding, Series A, 5.25%, 7/01/39	12,000,000	13,268,160
Detroit Water Supply System Revenue,
Refunding, Series D, NATL Insured, 5.00%, 7/01/33	20,430,000	20,562,182
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	11,000,000	11,061,380
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	5,215,000	5,741,715
Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital Obligated Group,
Series A, Pre-Refunded, 5.00%, 8/15/38	5,250,000	5,579,805
Livonia Public Schools School District GO, AGMC Insured, 5.00%,
5/01/40	3,000,000	3,390,090
5/01/45	4,000,000	4,501,880

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Building Authority Revenue, Facilities Program,
Refunding, Series I, 6.00%, 10/15/38	$2,300,000	$2,575,287
Refunding, Series II-A, 5.375%, 10/15/41	10,000,000	11,588,400
Series I, Pre-Refunded, 6.00%, 10/15/38	3,700,000	4,202,349
Michigan State Finance Authority Hospital Revenue, Trinity Health Credit Group,
Refunding, Series MI, 5.00%, 12/01/39	27,525,000	30,793,869
Series MI, Pre-Refunded, 5.00%, 12/01/39	75,000	90,820
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M.
Cooley Law School Project, Refunding,
6.00%, 7/01/24	3,000,000	3,218,100
6.75%, 7/01/44	5,505,000	5,879,670
Michigan State Finance Authority Revenue,
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series C,
5.00%, 7/01/33	3,500,000	4,007,500
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series C,
5.00%, 7/01/34	5,500,000	6,273,630
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series C,
5.00%, 7/01/35	5,000,000	5,660,300
Local Government Loan Program, Detroit Water and Sewer Department, Refunding, Series D-2,
5.00%, 7/01/34	4,035,000	4,606,074
Local Government Loan Program, Public Lighting Authority Local Project, Refunding, Series B,
5.00%, 7/01/39	7,600,000	8,342,140
Local Government Loan Program, Public Lighting Authority Local Project, Refunding, Series B,
5.00%, 7/01/44	10,000,000	10,879,100
Local Government Loan Program, Refunding, senior lien, Series C-3, AGMC Insured, 5.00%,
7/01/32	10,000,000	11,440,000
Local Government Loan Program, Refunding, senior lien, Series C-3, AGMC Insured, 5.00%,
7/01/33	3,000,000	3,420,150
Local Government Loan Program, Refunding, senior lien, Series D-1, AGMC Insured, 5.00%,
7/01/37	5,000,000	5,645,350
Local Government Loan Program, senior lien, Refunding, Series C-1, 5.00%, 7/01/44	10,000,000	10,803,100
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/29	11,000,000	12,759,560
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/30	9,000,000	10,389,060
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/34	10,000,000	11,345,400
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33	10,000,000	11,384,700
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	10,000,000	10,802,700
Michigan State Hospital Finance Authority Revenue,
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/34	4,065,000	4,743,977
Oakwood Obligated Group, Series A, Pre-Refunded, 5.00%, 7/15/37	3,680,000	3,903,670
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	26,810,000	30,380,020
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	2,050,000	2,504,854
Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset-Backed,
Senior Series A, 6.00%,
6/01/34	2,500,000	2,369,800
6/01/48	10,000,000	9,164,500
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated
Group,
Refunding, Series D, 5.00%, 9/01/39	54,320,000	60,762,352
Series V, Pre-Refunded, 8.25%, 9/01/39	20,000,000	23,733,000
Series W, Pre-Refunded, 6.00%, 8/01/39	33,120,000	38,830,219
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Series B,
BAM Insured, 5.00%, 12/01/39	5,500,000	6,240,685
		496,776,387

106 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota 0.3%
Minneapolis Health Care System Revenue, Fairview Health Services, Series A, Pre-Refunded,
6.625%, 11/15/28	$11,000,000	$12,656,710
6.75%, 11/15/32	6,250,000	7,212,125
Minneapolis Senior Housing and Healthcare Revenue, Ecumen – Abiitan Mill City Project,
5.25%, 11/01/45	2,800,000	2,863,476
5.375%, 11/01/50	1,000,000	1,006,910
		23,739,221
Mississippi 0.8%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B,
6.70%, 4/01/22	18,875,000	23,139,617
Warren County Gulf Opportunity Zone Revenue, International Paper Co. Project, Series A,
5.50%, 9/01/31	20,000,000	21,196,200
6.50%, 9/01/32	10,000,000	11,261,700
5.80%, 5/01/34	7,000,000	7,969,640
		63,567,157
Missouri 0.7%
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mercy Health,
Series F, 5.00%, 11/15/45	25,000,000	28,392,500
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project,
Series A, Pre-Refunded, 6.00%, 1/01/39	11,000,000	12,612,710
St. Louis Airport Revenue, Lambert-St. Louis International Airport, Series A-1,
6.25%, 7/01/29	7,000,000	7,969,430
6.625%, 7/01/34	3,000,000	3,519,630
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, 5.00%,
9/01/42	7,000,000	7,299,250
		59,793,520
Nebraska 0.1%
Douglas County Hospital Authority No. 3 Revenue, Health Facilities Methodist Health System,
Refunding, 5.00%, 11/01/45	6,750,000	7,405,290
Nevada 0.4%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26	1,320,000	1,294,696
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31	1,035,000	963,057
Local ID No. 142, Mountain’s Edge Local Improvement, Refunding, 5.00%, 8/01/21	1,425,000	1,583,631
Local ID No. 159, Summerlin Village 16A, 5.00%, 8/01/35	1,000,000	1,026,390
Henderson GO, Sewer, Refunding, Series A, 4.00%,
6/01/33	5,240,000	5,607,167
6/01/34	4,230,000	4,513,029
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 4.90%, 3/01/16	1,335,000	1,335,000
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/18	940,000	934,642
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/19	940,000	931,136
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22	1,405,000	1,372,783
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25	1,500,000	1,404,825
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/16	695,000	700,233
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/25	1,260,000	1,294,007

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Nevada (continued)
Las Vegas Special Improvement District No. 812 Revenue, Local Improvement, Summerlin
Village 24, 5.00%,
12/01/27	$1,495,000	$1,586,061
12/01/30	1,730,000	1,794,754
12/01/35	1,100,000	1,122,891
Overton Power District No. 5 Special Obligation Revenue, Pre-Refunded, 8.00%, 12/01/38	7,500,000	8,958,300
		36,422,602
New Hampshire 0.2%
[a] New Hampshire Higher Educational and Health Facilities Authority Revenue, Hillcrest Terrace
Issue, 7.50%, 7/01/24	10,550,000	10,556,435
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group,
Series A, 6.125%, 10/01/39	5,000,000	5,538,750
		16,095,185
New Jersey 3.7%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series A,
5.75%, 1/01/40	5,000,000	5,866,800
New Jersey EDA Revenue,
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, 5.875%, 6/01/42	5,000,000	5,562,300
Provident Group, Rowan Properties LLC, Rowan University Student Housing Project, Series A,
5.00%, 1/01/48	5,000,000	5,391,700
New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
4.875%, 9/15/19	13,985,000	14,819,205
5.125%, 9/15/23	19,800,000	21,715,452
5.25%, 9/15/29	37,900,000	41,617,232
New Jersey Health Care Facilities Financing Authority Revenue,
St. Barnabas Health Care System Issue, Capital Appreciation, Refunding, Series B, zero cpn.,
7/01/33	57,680,000	24,393,449
St. Barnabas Health Care System Issue, Capital Appreciation, Refunding, Series B, zero cpn.,
7/01/34	52,330,000	21,003,692
St. Joseph’s Healthcare System Obligated Group Issue, 6.625%, 7/01/38	27,015,000	29,848,603
University Hospital, Series A, 5.00%, 7/01/46	5,750,000	6,373,128
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38	4,810,000	5,083,449
Transportation Program, Series AA, 5.25%, 6/15/41	2,500,000	2,684,000
Transportation Program, Series AA, 5.00%, 6/15/44	8,090,000	8,450,652
Transportation Program, Series AA, 5.00%, 6/15/44	15,925,000	16,693,859
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/38	46,750,000	13,978,250
Transportation System, Series A, 6.00%, 12/15/38	35,705,000	39,215,159
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	19,295,000	22,125,962
Transportation System, Series B, 5.25%, 6/15/36	17,500,000	18,531,450
Transportation System, Series D, 5.00%, 6/15/32	3,500,000	3,767,610
		307,121,952
New Mexico 1.8%
Farmington PCR, Public Service Co. of New Mexico, San Juan Project, Refunding,
Series B, 5.90%, 6/01/40	58,000,000	64,165,980
Series C, 5.90%, 6/01/40	18,435,000	20,394,825
Series D, 5.90%, 6/01/40	53,520,000	59,209,711
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter
Lifestyle Group, 5.00%, 7/01/42	5,000,000	5,080,950
		148,851,466

108 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New York 3.7%
Long Island Power Authority Electric System Revenue, General, Series A, Pre-Refunded,
6.00%, 5/01/33	$12,500,000	$14,503,500
MAC for City of Troy Revenue, Capital Appreciation, Series C, NATL Insured, zero cpn.,
7/15/21	428,010	391,257
1/15/22	649,658	583,471
MTA Revenue, Transportation,
Refunding, Series D, 5.00%, 11/15/38	8,790,000	10,107,621
Refunding, Series D, 5.25%, 11/15/40	10,000,000	11,460,400
Series A, 5.00%, 11/15/41	15,500,000	17,423,395
Series A, Sub Series A-1, 5.00%, 11/15/45	13,700,000	15,639,509
Series E, 5.00%, 11/15/33	10,000,000	11,733,200
New York City GO,
Refunding, Series H, 6.125%, 8/01/25	5,000	5,022
Series F, 7.50%, 2/01/21	5,000	5,028
Series G, 7.50%, 2/01/22	5,000	5,027
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48	7,500,000	7,975,275
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding,
6.75%, 6/01/20	3,820,000	3,820,306
New York City IDA Special Facility Revenue, American Airlines Inc., JFK International Airport
Project,
7.625%, 8/01/25	31,860,000	33,100,310
7.75%, 8/01/31	15,000,000	15,585,300
New York Liberty Development Corp. 3 World Trade Center Project, Class 2, Refunding,
5.375%, 11/15/40	10,000,000	10,886,300
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower at
One Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49	18,500,000	21,059,845
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, 5.25%,
10/01/35	65,000,000	79,353,950
New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
Medical Center,
6.125%, 12/01/29	16,000,000	17,508,640
6.25%, 12/01/37	30,000,000	32,647,800
Niagara County Tobacco Asset Securitization Corp., Asset Backed, 4.00%, 5/15/29	4,350,000	4,357,003
		308,152,159
North Carolina 0.6%
Albemarle Hospital Authority Health Care Facilities Revenue, Pre-Refunded, 5.25%, 10/01/27	4,500,000	4,822,920
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%, 11/01/33	1,300,000	1,512,069
Recovery Zone Facility, International Paper Co. Projects, Series B, 6.25%, 11/01/33	4,000,000	4,652,520
North Carolina State Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project,
5.00%, 12/31/37	3,100,000	3,366,786
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	16,905,450
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/25	2,595,000	2,907,127
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/30	2,790,000	3,005,499
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/35	3,500,000	3,699,815
Vidant Health, 5.00%, 6/01/40	5,115,000	5,785,269
North Carolina State Medical Care Commission Retirement Facilities Revenue,
Galloway Ridge, first mortgage, Refunding, Series A, 5.25%, 1/01/41	2,720,000	2,791,754
United Church Homes and Services, first mortgage, Refunding, Series A, 5.00%, 9/01/37	2,100,000	2,139,291
The United Methodist Retirement Homes Project, first mortgage, Refunding, Series C,
5.50%, 10/01/32	1,600,000	1,601,472
		53,189,972

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio 2.5%
Allen County Hospital Facilities Revenue, Mercy Health, Refunding and Improvement, Series A,
5.00%, 11/01/43	$10,000,000	$11,287,200
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.00%, 2/15/38	1,315,000	1,400,488
Refunding, Series A, 5.00%, 2/15/42	2,500,000	2,821,100
Series A, Pre-Refunded, 5.00%, 2/15/38	20,970,000	22,726,028
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%, 6/01/45	12,500,000	13,451,000
Buckeye Tobacco Settlement Financing Authority Revenue, Tobacco Settlement, Senior Current
Interest Turbo Term, Series A-2, 5.75%, 6/01/34	5,000,000	4,479,300
Butler County Hospital Facilities Revenue, UC Health, 5.50%, 11/01/40	10,000,000	11,463,600
Fairfield County Hospital Revenue, Improvement, Medical Centre Project, Refunding, 5.00%,
6/15/43	10,000,000	10,736,900
Franklin County Hospital Facilities Revenue, OhioHealth Corp., 5.00%, 5/15/45	10,000,000	11,441,400
Hamilton County Healthcare Revenue, Life Enriching Communities Project, Series A,
6.50%, 1/01/41	4,970,000	5,674,150
6.625%, 1/01/46	2,500,000	2,856,025
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., Refunding, 5.00%, 8/15/45	6,000,000	6,572,040
Little Miami Local School District GO, School Improvement, Refunding, 6.875%, 12/01/34	5,765,000	6,677,484
Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Refunding and
Improvement, 5.25%, 5/15/26	2,750,000	2,776,290
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye
Power Inc. Project, 6.00%, 12/01/40	15,000,000	17,927,550
[d] Ohio State Hospital Revenue, University Hospitals Health System Inc., Refunding, Series A,
5.00%, 1/15/46	5,500,000	6,159,285
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital
Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	31,742,900
Scioto County Hospital Facilities Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
2/15/38	17,000,000	18,270,750
Southeastern Port Authority Hospital Facilities Revenue, Memorial Health System Obligated Group
Project,
Refunding, 5.00%, 12/01/35	1,000,000	1,050,510
Refunding, 5.00%, 12/01/43	1,000,000	1,026,290
Refunding, 5.50%, 12/01/43	1,300,000	1,418,547
Refunding and Improvement, 6.00%, 12/01/42	14,000,000	15,622,320
		207,581,157
Oklahoma 0.1%
Oklahoma Development Finance Authority Continuing Care Retirement Revenue, Inverness Village
Community, Refunding, 5.75%, 1/01/37	5,000,000	5,196,700
Oregon 0.3%
Multnomah County Hospital Facilities Authority Revenue, Mirabella South Waterfront Project,
Refunding, Series A,
5.40%, 10/01/44	3,000,000	3,311,490
5.50%, 10/01/49	5,500,000	6,089,655
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,811,100
Salem Hospital Facility Authority Revenue, Capital Manor Inc., Refunding,
5.00%, 5/15/22	1,000,000	1,091,640
5.75%, 5/15/27	1,000,000	1,129,720
5.625%, 5/15/32	1,000,000	1,110,400
6.00%, 5/15/42	3,100,000	3,480,649
6.00%, 5/15/47	2,000,000	2,239,720
		24,264,374

110 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania 2.1%
Allegheny County Higher Education Building Authority University Revenue, Carlow University
Project, Refunding,
6.75%, 11/01/31	$1,215,000	$1,417,480
7.00%, 11/01/40	2,000,000	2,348,680
Beaver County IDAR, Pollution Control, FirstEnergy Nuclear Generation Corp. Project, Mandatory
Put 7/01/21, Refunding, Series A, 4.00%, 1/01/35	10,000,000	10,513,800
Chester County IDA Revenue, Renaissance Academy Charter School Project, 5.00%,
10/01/34	1,500,000	1,632,960
10/01/39	1,725,000	1,858,239
10/01/44	1,160,000	1,238,277
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/33	4,500,000	5,155,200
Series B, 5.00%, 6/01/42	12,000,000	13,241,760
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	9,280,000	9,292,621
Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
6.375%, 7/01/30	1,000,000	1,035,600
6.50%, 7/01/40	3,000,000	3,087,990
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
Series A, 5.50%, 8/15/40	15,000,000	16,316,700
Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue, PPL
Energy Supply LLC Project, 5.00%, 12/01/38	33,850,000	32,150,391
Pennsylvania State Turnpike Commission Turnpike Revenue,
Capital Appreciation, Subordinate, Series C, AGMC Insured, zero cpn. to 6/01/16, 6.25%
thereafter, 6/01/33	5,000,000	6,312,850
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B,
Sub Series B-2, zero cpn. to 11/30/28, 5.75% thereafter, 12/01/37	20,000,000	13,014,400
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B,
Sub Series B-2, zero cpn. to 12/01/28, 5.875% thereafter, 12/01/40	25,075,000	16,043,236
sub. bond, Series B, 5.75%, 6/01/39	20,000,000	22,647,400
Philadelphia Water and Wastewater Revenue, Series A, 5.00%,
7/01/40	10,000,000	11,353,300
7/01/45	10,000,000	11,275,200
		179,936,084
Rhode Island 0.3%
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
Care New England Issue, Refunding, Series A, 6.00%, 9/01/33	7,320,000	7,977,922
Lifespan Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	405,000	406,733
Lifespan Obligated Group Issue, Series A, 7.00%, 5/15/39	8,200,000	9,278,956
Tobacco Settlement FICO Revenue, Asset-Backed, Capital Appreciation, Series B, zero cpn.,
6/01/52	90,000,000	4,151,700
		21,815,311
South Carolina 1.0%
SCAGO Educational Facilities Corp. for Calhoun School District Revenue, School District of
Calhoun County Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/26	7,540,000	7,796,963
SCAGO Educational Facilities Corp. for Williamsburg School District Revenue, School District of
Williamsburg County Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/31	2,000,000	2,068,160
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC Project,
Series A, Pre-Refunded, 6.50%, 4/01/42	10,000,000	12,223,600
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43	52,890,000	59,783,683
		81,872,406

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Tennessee 1.1%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health
Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn.,
7/01/27	$19,365,000	$12,173,807
7/01/28	19,400,000	11,593,634
7/01/29	19,365,000	10,941,225
7/01/30	19,370,000	10,281,209
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health,
Capital Appreciation, Refunding and Improvement, Series A, zero cpn.,
1/01/37	12,760,000	4,544,729
1/01/39	13,755,000	4,413,292
Knox County Health Educational and Housing Facility Board Revenue, University Health System
Inc., Refunding, 5.25%, 4/01/36	23,475,000	24,391,699
Memphis-Shelby County Airport Authority Airport Revenue, Refunding, Series B, 5.75%,
7/01/23	5,000,000	5,855,000
7/01/24	3,500,000	4,090,520
		88,285,115
Texas 9.0%
Austin Convention Enterprises Inc. Convention Center Hotel Revenue, second tier, Refunding,
Series B, 5.75%, 1/01/34	15,750,000	15,979,005
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue, Obligated
Group, St. Joseph Regional Health Center, Pre-Refunded, 5.50%, 1/01/38	5,250,000	5,834,640
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese of
Austin, Series B, 6.125%, 4/01/45	10,000,000	11,272,600
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/35	3,000,000	1,402,380
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/37	2,500,000	1,056,175
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/38	2,405,000	964,501
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/39	2,545,000	919,458
senior lien, Refunding, 5.75%, 1/01/25	2,350,000	2,713,475
senior lien, Refunding, 5.75%, 1/01/31	2,500,000	2,925,550
senior lien, Refunding, 6.00%, 1/01/41	7,925,000	9,408,798
senior lien, Refunding, 6.25%, 1/01/46	24,340,000	29,602,795
senior lien, Series A, 5.00%, 1/01/45	5,000,000	5,621,900
Clifton Higher Education Finance Corp. Revenue, Uplift Education, Series A, 5.00%, 12/01/45	3,855,000	4,064,828
Corpus Christi Utility System Revenue, Improvement, junior lien, Series A, 5.00%, 7/15/45	15,000,000	17,078,550
Dallas/Fort Worth International Airport Revenue, Joint Improvement,
Series A, 5.00%, 11/01/42	12,000,000	13,311,840
Series A, 5.00%, 11/01/45	50,000,000	55,211,000
Series B, 5.00%, 11/01/44	11,385,000	12,684,598
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project,
Series A, 7.25%, 8/15/38	15,000,000	18,627,000
Fort Bend Grand Parkway Toll Road Authority Ltd. Contract Tax and Toll Road Revenue, sub. lien,
4.00%, 3/01/46	8,000,000	8,333,680
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	8,168,200
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	3,129,984
Harris County Cultural Education Facilities Finance Corp. Revenue, first mortgage, Brazos
Presbyterian Homes Inc. Project, Series B, 7.00%,
1/01/43	3,000,000	3,564,420
1/01/48	5,250,000	6,203,190

112 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
Healthcare System, Series B, Pre-Refunded, 7.25%, 12/01/35	$13,500,000	$15,870,870
Houston Airport System Revenue, United Airlines Inc. Terminal E Project, Refunding, 4.75%,
7/01/24	10,000,000	11,210,300
Kerrville Health Facilities Development Corp. Hospital Revenue, Peterson Regional Medical Center
Project, Refunding, 5.00%,
8/15/30	2,300,000	2,583,383
8/15/35	2,000,000	2,200,680
Lower Colorado River Authority Transmission Contract Revenue, LCRA Transmission Services
Corp. Project, Refunding, 5.00%,
5/15/40	4,250,000	4,808,237
5/15/45	6,350,000	7,146,607
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas,
Pre-Refunded, 6.25%, 2/15/37	5,000,000	5,791,300
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
Series A, 6.30%, 11/01/29	10,000,000	11,232,000
Mesquite Health Facilities Development Corp. Retirement Facility Revenue, Christian Care Centers
Inc. Project, Refunding,
[d] 5.00%, 2/15/35	2,100,000	2,294,376
5.00%, 2/15/36	1,000,000	1,077,390
5.125%, 2/15/42	1,750,000	1,860,845
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside
Ministries Project, 6.50%, 1/01/43	4,350,000	5,044,564
New Hope Cultural Education Facilities Finance Corp. Retirement Facilities Revenue, Wesleyan
Homes Inc. Project, Refunding, 5.50%, 1/01/43	3,200,000	3,296,704
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF-Collegiate Housing Stephenville III LLC, Tarleton State University Project, Series A,
5.00%, 4/01/47	6,420,000	6,859,128
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	3,378,390
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%,
7/01/47	30,000,000	32,169,900
North Texas Tollway Authority Revenue,
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	31,563,500
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/37	7,500,000	3,077,550
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/21, 6.75% thereafter,
9/01/45	25,000,000	25,777,000
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/23, 7.00% thereafter,
9/01/43	10,000,000	9,539,700
System, first tier, Refunding, Series A, 5.625%, 1/01/33	560,000	605,506
System, first tier, Refunding, Series A, 6.25%, 1/01/39	12,500,000	14,227,125
System, first tier, Refunding, Series A, 5.75%, 1/01/48	4,015,000	4,308,577
System, first tier, Refunding, Series B, 5.00%, 1/01/38	10,000,000	10,981,900
System, first tier, Refunding, Series B, 5.75%, 1/01/40	1,420,000	1,532,393
System, first tier, Refunding, Series K, Sub Series K-2, 6.00%, 1/01/38	15,000,000	16,870,500
System, first tier, Series A, Pre-Refunded, 5.625%, 1/01/33	440,000	480,044
System, first tier, Series A, Pre-Refunded, 5.75%, 1/01/48	25,985,000	28,383,675
System, first tier, Series B, Pre-Refunded, 5.75%, 1/01/40	10,260,000	11,216,950
System, second tier, Refunding, Series A, 5.00%, 1/01/35	10,500,000	11,995,095
System, second tier, Series F, Pre-Refunded, 5.75%, 1/01/38	20,000,000	21,846,200

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
[g] Red River Health Facilities Development Corp. First Mortgage Revenue,
[a] Eden Home Project, 7.25%, 12/15/42	$11,000,000	$9,253,420
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32	1,500,000	1,624,755
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41	2,000,000	2,059,200
San Antonio Public Facilities Corp. Lease Revenue, Refunding and Improvement, Convention
Center Refinancing and Expansion Project, 4.00%, 9/15/42	39,000,000	40,267,890
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Refunding, 5.00%, 11/15/40	15,225,000	16,612,759
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44	5,125,000	5,520,855
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49	2,625,000	2,817,885
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue, 5.00%,
12/15/30	25,000,000	28,326,000
12/15/31	24,500,000	27,598,270
12/15/32	10,000,000	11,199,300
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series A, 5.00%, 8/15/41	5,000,000	5,594,850
second tier, Refunding, Series C, 5.00%, 8/15/37	11,055,000	12,500,441
second tier, Refunding, Series C, 5.00%, 8/15/42	15,965,000	17,814,705
Tyler Health Facilities Development Corp. Hospital Revenue,
East Texas Medical Center Regional Healthcare System Project, Refunding and Improvement,
Series A, 5.375%, 11/01/37	8,000,000	8,171,120
Mother Frances Hospital Regional Health Care Center Project, Series B, 5.00%, 7/01/37	2,500,000	2,546,150
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman
Project, 6.00%, 11/01/41	9,350,000	10,523,612
		749,740,168
Virginia 0.8%
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B,
5.00%, 11/01/43	17,575,000	19,750,082
Tobacco Settlement FICO Revenue, Capital Appreciation, Second Subordinate, Refunding,
Series D, zero cpn., 6/01/47	50,000,000	1,399,000
Virginia Small Business Financing Authority Revenue, Elizabeth River Crossings OPCO LLC
Project, senior lien,
6.00%, 1/01/37	8,000,000	9,278,480
5.50%, 1/01/42	35,790,000	39,798,122
		70,225,684
Washington 2.0%
FYI Properties Lease Revenue, Washington State District Project, 5.50%,
6/01/34	11,935,000	13,595,755
6/01/39	16,250,000	18,400,038
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A,
5.50%, 9/01/42	3,150,000	3,327,503
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	10,615,000	13,505,889
Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%,
12/01/32	2,000,000	2,121,840
12/01/35	5,355,000	5,894,409
[a] Washington State Economic Development Finance Authority Environmental Facilities Revenue,
Coalview Centralia LLC Project, 9.50%, 8/01/25	13,645,000	14,363,546

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Washington (continued)
Washington State Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 7.00%, 7/01/39	$8,500,000	$10,211,475
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	8,778,075
Kadlec Medical Center, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/30	4,000,000	4,136,320
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	19,725,000	21,982,723
Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%, 10/01/36	305,000	313,195
Seattle Children’s Hospital, Refunding, Series B, 5.00%, 10/01/38	10,000,000	11,544,400
Virginia Mason Medical Center, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	31,679,700
Washington State Higher Education Facilities Authority Revenue, Whitworth University Project,
Refunding, 5.625%, 10/01/40	5,235,000	5,695,889
		165,550,757
West Virginia 0.6%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy Supply
Co. LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	14,745,000	15,168,771
Kanawha County Commission Student Housing Revenue, The West Virginia State University
Foundation Project, 6.75%, 7/01/45	6,650,000	7,373,321
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	24,250,000	25,045,642
		47,587,734
Wisconsin 0.7%
[d] Wisconsin PFA Exempt Facilities Revenue, Celanese Project, Refunding,
Series B, 5.00%, 12/01/25	5,000,000	5,667,450
Series C, 4.30%, 11/01/30	7,000,000	7,109,200
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33	15,000,000	17,287,200
Wisconsin State Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	5,296,650
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/37	650,000	695,910
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/45	1,500,000	1,595,220
Thedacare Inc., Refunding, 5.00%, 12/15/44	6,605,000	7,295,685
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,661,800
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative,
Series A, NATL Insured, 5.50%, 12/01/40	6,755,000	7,896,527
		58,505,642
Wyoming 0.3%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork
Station Facilities, Series A, 5.75%, 7/15/39	5,500,000	6,293,760
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	6,420,370
Wyoming CDA Student Housing Revenue, CHF-Wyoming LLC, University of Wyoming Project,
6.25%, 7/01/31	600,000	675,804
6.50%, 7/01/43	1,600,000	1,791,744
Wyoming Municipal Power Agency Power Supply System Revenue, Series A,
5.50%, 1/01/28	1,350,000	1,458,202
5.50%, 1/01/33	2,360,000	2,544,222
5.50%, 1/01/38	2,810,000	3,018,727
5.375%, 1/01/42	2,750,000	2,933,122
		25,135,951

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 5.2%
Guam 1.4%
Government of Guam GO, Series A,
6.00%, 11/15/19	$6,580,000	$7,179,241
Pre-Refunded, 5.125%, 11/15/27	7,270,000	7,825,501
Pre-Refunded, 6.75%, 11/15/29	10,000,000	12,144,400
Pre-Refunded, 5.25%, 11/15/37	37,000,000	39,905,240
Pre-Refunded, 7.00%, 11/15/39	15,000,000	18,352,800
Guam Government Business Privilege Tax Revenue, Refunding, Series D, 5.00%, 11/15/39	15,000,000	16,981,500
Guam Government Department of Education COP, John F. Kennedy High School Project, Series A,
6.625%, 12/01/30	5,065,000	5,612,425
6.875%, 12/01/40	4,000,000	4,412,480
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.625%, 7/01/40	4,000,000	4,430,000
		116,843,587
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A,
6.60%, 3/15/28	5,955,000	6,090,119
Puerto Rico 3.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding,
5.50%, 5/15/39	11,500,000	11,588,895
5.625%, 5/15/43	4,000,000	4,016,480
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.75%, 7/01/41	15,000,000	9,393,750
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	17,395,055
Series A, 7.25%, 7/01/30	25,000,000	16,237,500
Series A, 6.75%, 7/01/36	29,750,000	19,173,875
Series A, 7.00%, 7/01/43	5,000,000	3,247,500
Series WW, 5.50%, 7/01/38	16,355,000	10,540,798
Series XX, 5.75%, 7/01/36	8,620,000	5,555,590
Series XX, 5.25%, 7/01/40	59,030,000	38,044,835
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	11,865,000	11,348,042
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	8,000,000	4,530,000
[f] Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	92,125,000	11,285,312
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/33	12,150,000	1,462,739
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/34	4,000,000	450,280
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/36	17,800,000	1,747,248
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	60,970,000	23,321,025
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter,
8/01/33	36,500,000	10,311,250
Capital Appreciation, Sub Series A, zero cpn., 8/01/34	59,465,000	6,255,123
first subordinate, Series A, 5.50%, 8/01/42	51,560,000	21,268,500
first subordinate, Series A, 6.00%, 8/01/42	32,365,000	13,512,387
first subordinate, Series A, 6.50%, 8/01/44	14,750,000	6,195,000
first subordinate, Series C, 5.50%, 8/01/40	25,000,000	10,312,500
		257,193,684

116 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.6%
Virgin Islands PFAR,
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/24	$555,000	$608,779
senior lien, Refunding, Series B, 5.00%, 10/01/25	1,500,000	1,641,015
sub. lien, Refunding, Series C, 5.00%, 10/01/19	9,145,000	10,198,230
sub. lien, Refunding, Series C, 5.00%, 10/01/22	10,000,000	11,030,700
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	18,380,000	21,128,913
Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding, Series B, 5.25%,
10/01/29	5,750,000	6,327,817
		50,935,454
Total U.S. Territories		431,062,844
Total Municipal Bonds (Cost $7,380,523,831)		8,121,517,506
Total Investments before Short-Term Investments (Cost $7,385,925,566)		8,126,923,318
Short Term Investments 0.7%
Municipal Bonds 0.7%
Georgia 0.7%
[h] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Refunding,
Daily VRDN and Put, 0.18%, 9/01/41	6,500,000	6,500,000
[h] Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Second
Series, Daily VRDN and Put, 0.18%, 10/01/32	8,400,000	8,400,000
[h] Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, First Series,
Daily VRDN and Put, 0.11%, 9/01/29	26,800,000	26,800,000
[h] Monroe County Development Authority PCR, Georgia Power Co. Plant Sherer Project, First Series,
Daily VRDN and Put, 0.18%,
4/01/32	7,700,000	7,700,000
11/01/48	13,000,000	13,000,000
Total Short Term Investments (Cost $62,400,000)		62,400,000
Total Investments (Cost $7,448,325,566) 98.1%		8,189,323,318
Other Assets, less Liabilities 1.9%		158,558,104
Net Assets 100.0%		$8,347,881,422

See Abbreviations on page 166.
† Rounds to less than 0.1% of net assets.
a Security has been deemed illiquid because it may not be able to be sold within seven days. At February 29, 2016, the aggregate value of these securities was $46,977,047, representing 0.56% of net assets.
b Non-income producing.
c Income may be received in additional securities and/or cash.
d Security purchased on a when-issued or delayed delivery basis. See Note 1(b).
e The bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
f See Note 6 regarding defaulted securities.
g At February 29, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
h Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.58	$12.02	$12.63	$12.37	$11.39
Income from investment operations[b]:
Net investment income[c]	0.48	0.49	0.47	0.45	0.50
Net realized and unrealized gains (losses)	(0.10)	0.56	(0.62)	0.24	1.00
Total from investment operations	0.38	1.05	(0.15)	0.69	1.50
Less distributions from net investment income	(0.48)	(0.49)	(0.46)	(0.43)	(0.52)
Net asset value, end of year	$12.48	$12.58	$12.02	$12.63	$12.37

Total return[d]	3.11%	8.91%	(1.10)%	5.69%	13.40%

Ratios to average net assets
Expenses	0.60%	0.61%	0.60%	0.62%	0.62%
Net investment income	3.87%	3.98%	3.94%	3.57%	4.25%

Supplemental data
Net assets, end of year (000’s)	$1,665,114	$1,808,968	$1,880,628	$2,552,174	$2,312,711
Portfolio turnover rate	1.90%	—%	1.61%	11.01%	7.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

118 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Insured Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.76	$12.18	$12.79	$12.52	$11.53
Income from investment operations[b]:
Net investment income[c]	0.42	0.43	0.41	0.38	0.44
Net realized and unrealized gains (losses)	(0.11)	0.57	(0.63)	0.25	1.00
Total from investment operations	0.31	1.00	(0.22)	0.63	1.44
Less distributions from net investment income	(0.41)	(0.42)	(0.39)	(0.36)	(0.45)
Net asset value, end of year	$12.66	$12.76	$12.18	$12.79	$12.52

Total return[d]	2.50%	8.36%	(1.63)%	5.12%	12.72%

Ratios to average net assets
Expenses	1.16%	1.17%	1.16%	1.17%	1.17%
Net investment income	3.31%	3.42%	3.38%	3.02%	3.70%

Supplemental data
Net assets, end of year (000’s)	$275,327	$308,280	$333,816	$547,371	$455,584
Portfolio turnover rate	1.90%	—%	1.61%	11.01%	7.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 119

FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin Insured Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.58	$12.01	$12.62	$12.36	$11.39
Income from investment operations[b]:
Net investment income[c]	0.49	0.50	0.48	0.46	0.51
Net realized and unrealized gains (losses)	(0.10)	0.57	(0.62)	0.25	0.99
Total from investment operations	0.39	1.07	(0.14)	0.71	1.50
Less distributions from net investment income	(0.49)	(0.50)	(0.47)	(0.45)	(0.53)
Net asset value, end of year	$12.48	$12.58	$12.01	$12.62	$12.36

Total return	3.21%	9.10%	(1.01)%	5.80%	13.42%

Ratios to average net assets
Expenses	0.51%	0.52%	0.51%	0.52%	0.52%
Net investment income	3.96%	4.07%	4.03%	3.67%	4.35%

Supplemental data
Net assets, end of year (000’s)	$58,106	$53,447	$46,589	$72,179	$62,000
Portfolio turnover rate	1.90%	—%	1.61%	11.01%	7.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

120 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Insured Tax-Free Income Fund

	Principal
	Amount	Value
Municipal Bonds 96.2%
Alabama 4.2%
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	$20,000,000	$22,825,200
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,000,000	5,524,450
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,949,720
8/01/37	5,000,000	5,543,150
Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
10/01/24	5,855,000	5,907,051
10/01/25	6,065,000	6,117,948
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/38	10,865,000	11,577,636
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	8,961,859
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	5,000,000	5,625,150
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
5.00%, 9/01/41	5,000,000	5,083,400
		83,115,564
Alaska 0.6%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, NATL Insured, 6.25%,
7/01/21	5,000	5,022
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, Pre-Refunded, 6.00%, 9/01/32	10,000,000	11,780,800
		11,785,822
Arizona 2.8%
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,663,565
Series A, AGMC Insured, 5.25%, 10/01/28	10,000,000	11,335,100
Series A, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,618,500
Series B, AGMC Insured, 5.00%, 10/01/27	8,000,000	9,130,720
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL
Insured, ETM, 7.00%, 12/01/16	15,000	15,740
Pima County Sewer System Revenue, Obligations, AGMC Insured, 5.00%, 7/01/25	7,000,000	8,169,980
Tucson Water System Revenue, Series B, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32	12,000,000	12,708,720
		56,642,325
Arkansas 0.5%
Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA
Insured, Pre-Refunded, 5.00%, 10/01/35	5,230,000	5,576,226
Board of Trustees of the University of Arkansas Revenue, Various Facility, Fayetteville Campus,
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/36	3,205,000	3,302,432
		8,878,658
California 10.8%
California State GO,
Refunding, NATL Insured, 5.00%, 10/01/32	20,000	20,073
Various Purpose, AGMC Insured, 6.00%, 4/01/38	30,000,000	34,446,000
Various Purpose, NATL Insured, Pre-Refunded, 4.75%, 3/01/35	20,855,000	20,855,000
California State Public Works Board Lease Revenue, Various Capital Projects,
Series A, AGMC Insured, 5.00%, 4/01/28	13,030,000	15,527,590
Series A, AGMC Insured, 5.00%, 4/01/29	21,000,000	24,891,930
Series G, Sub Series G-1, Assured Guaranty, 5.25%, 10/01/24	5,000,000	5,699,500

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California State University Revenue, Systemwide, Series A, AGMC Insured, 5.00%, 11/01/39	$10,000,000	$10,745,800
Colton Joint USD, GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured
Guaranty, 5.375%, 8/01/34	10,000,000	11,323,000
East Side UHSD Santa Clara County GO, Election of 2008, Series B, Assured Guaranty, 5.25%,
8/01/35	23,800,000	26,807,606
Los Angeles USD, GO, Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/32	32,565,000	34,314,066
Montebello USD, GO, Election of 2004, Series A-1, Assured Guaranty, Pre-Refunded, 5.25%,
8/01/34	5,000,000	5,754,500
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.75%, 8/01/29	13,315,000	15,271,107
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Refunding, Series D, Assured
Guaranty, 5.00%, 8/01/22	10,000,000	10,621,700
		216,277,872
Colorado 3.4%
Colorado State Board of Governors University Enterprise System Revenue, Series A, NATL Insured,
5.00%, 3/01/37	1,350,000	1,398,789
Pre-Refunded, 5.00%, 3/01/37	8,650,000	9,037,433
Colorado State Health Facilities Authority Revenue,
Catholic Health Initiatives, Series C-7, AGMC Insured, Pre-Refunded, 5.00%, 9/01/36	20,000,000	21,863,800
Health Facility Authority, Hospital, Refunding, Series B, AGMC Insured, 5.25%, 3/01/36	10,000,000	11,010,900
Denver City and County Airport System Revenue, Series C, NATL Insured,
ETM, 6.125%, 11/15/25	3,590,000	4,696,977
Pre-Refunded, 6.125%, 11/15/25	4,410,000	4,429,228
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%,
12/01/35	15,000,000	15,191,400
		67,628,527
Connecticut 0.3%
Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities
Program, Series G, Assured Guaranty, Pre-Refunded, 6.00%, 7/01/38	5,000,000	5,608,250
District of Columbia 1.0%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Sub Series 1,
AGMC Insured, Pre-Refunded, 5.45%, 7/15/35	18,475,000	20,458,107
Florida 4.8%
Brevard County Local Option Fuel Tax Revenue, NATL Insured, 5.00%,
8/01/32	12,440,000	13,099,320
8/01/37	13,000,000	13,645,840
Broward County HFAR, MFH, Heron Pointe Apartments Project, Series A,
5.65%, 11/01/22	400,000	400,552
5.70%, 11/01/29	225,000	225,245
Cape Coral Water and Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 10/01/36	2,000,000	2,051,380
Celebration CDD Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19	70,000	70,260
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, AGMC Insured, 5.75%, 9/01/29	1,890,000	1,892,589
Deltona Utility System Revenue, Refunding, AGMC Insured, 5.125%, 10/01/39	5,000,000	5,697,100
Florida Gulf Coast University FICO Capital Improvement Revenue, Housing Project, Series A, NATL
Insured, 5.00%, 2/01/37	10,000,000	10,321,900
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30	1,150,000	1,153,232
Indian Trail Water Control District Improvement Revenue, NATL Insured, 5.75%, 8/01/16	180,000	180,758

122 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
4/01/32	$1,460,000	$1,514,575
4/01/37	11,000,000	11,366,740
Leon County COP, School Board, Florida Master Lease Program, 5.00%, 7/01/25	8,935,000	9,058,392
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, AGMC
Insured, 5.50%, 11/15/42	3,800,000	4,324,020
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	3,000,000	3,008,850
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, NATL
Insured, Pre-Refunded, 5.00%, 5/01/25	5,000,000	5,253,550
Orange County Health Facilities Authority Hospital Revenue, Orlando Regional Healthcare System,
Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	7,000,000	7,603,050
Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	610,000	611,879
Port Orange GO, NATL Insured, 5.00%, 4/01/33	1,755,000	1,760,353
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	860,000	996,310
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,140,000	1,262,459
		95,498,354
Georgia 4.8%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project, AGMC Insured,
5.75%, 6/15/41	5,550,000	6,542,562
Atlanta Airport General Revenue, Series A, AGMC Insured, 5.00%, 1/01/40	9,215,000	10,322,551
Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 5.375%, 11/01/39	23,000,000	26,207,120
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University
Housing Foundation Four LLC Project, Assured Guaranty, 5.25%, 7/01/33	14,825,000	16,209,803
Cherokee County Water and Sewerage Authority Revenue, NATL Insured, 6.90%, 8/01/18	15,000	15,071
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, Pre-Refunded, 5.50%,
9/01/37	6,450,000	7,215,937
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation III LLC
Project, Series A, Assured Guaranty,
5.00%, 6/15/38	6,845,000	7,603,426
Pre-Refunded, 5.00%, 6/15/38	2,405,000	2,816,159
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System Inc. Project, Refunding, AGMC Insured, 5.00%, 8/01/41	7,500,000	7,915,125
Savannah EDA Revenue, SSU Community Development I LLC Project, Series I, Assured Guaranty,
5.75%, 6/15/41	10,000,000	11,811,300
		96,659,054
Illinois 7.5%
Chicago GO, Refunding, Series A, AGMC Insured, 5.00%,
1/01/28	14,885,000	15,825,881
1/01/29	13,345,000	14,144,098
1/01/30	6,200,000	6,548,378
Chicago O’Hare International Airport Revenue, General Airport, third lien,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	24,915,000	26,743,512
Series C, Assured Guaranty, 5.25%, 1/01/35	26,635,000	29,955,319
Illinois State Finance Authority Revenue,
Edward Hospital, Series A, AMBAC Insured, 5.50%, 2/01/40	4,000,000	4,268,920
Southern Illinois HealthCare, AGMC Insured, 5.375%, 3/01/35	8,500,000	9,406,440
Illinois State GO,
AGMC Insured, 5.00%, 3/01/26	4,000,000	4,405,960
AGMC Insured, 5.00%, 3/01/27	11,500,000	12,627,575
Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	10,914,500

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20	$205,000	$239,106
Saline Valley Conservancy District Waterworks Revenue, Saline, Gallatin, Hamilton, Hardin,
Williamson, Pope, Johnson and White Counties, Refunding, Series A, AMBAC Insured, 5.00%,
1/01/41	7,000,000	7,184,030
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source, Refunding,
AMBAC Insured, 5.125%, 1/01/28	7,135,000	7,352,261
		149,615,980
Indiana 0.7%
Indiana Health and Educational Facility Financing Authority Revenue, Sisters of St. Francis Health
Services Inc. Obligated Group, Series E, AGMC Insured, Pre-Refunded, 5.25%, 5/15/41	3,750,000	4,119,563
Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A, Assured
Guaranty, 5.50%, 1/01/38	8,650,000	9,691,200
		13,810,763
Kentucky 0.5%
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, Pre-Refunded, 5.00%, 9/01/37	10,000,000	10,628,900
Louisiana 3.3%
Lafayette Communications System Revenue, Refunding, AGMC Insured, 5.00%, 11/01/30	5,000,000	5,892,850
Lafayette Public Trust Financing Authority Revenue, Ragin’ Cajun Facilities Inc., Housing and
Parking Project, AGMC Insured,
5.00%, 10/01/25	5,500,000	6,417,510
5.50%, 10/01/41	15,000,000	17,478,300
Louisiana Local Government Environmental Facilities and CDA Revenue,
LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/26	2,750,000	3,107,637
Southeastern Louisiana University, Student Union/University Facilities Inc. Project, Series A,
AGMC Insured, 5.00%, 10/01/40	8,545,000	9,370,362
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2, Assured
Guaranty, 6.75%, 6/01/26	21,000,000	23,677,920
		65,944,579
Maine 1.1%
Maine State Educational Loan Authority Student Loan Revenue, Supplemental Education Loan
Program, Series A-3, Assured Guaranty, 5.875%, 12/01/39	10,820,000	12,000,678
Portland Airport Revenue, General, AGMC Insured,
5.25%, 1/01/35	3,000,000	3,284,340
5.00%, 1/01/40	6,000,000	6,432,900
		21,717,918
Maryland 0.5%
Maryland State Health and Higher Educational Facilities Authority Revenue,
LifeBridge Health Issue, Assured Guaranty, 5.00%, 7/01/34	7,715,000	8,057,006
LifeBridge Health Issue, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/34	1,285,000	1,360,892
University of Maryland Medical System Issue, Series B, NATL Insured, 7.00%, 7/01/22	160,000	194,278
		9,612,176
Massachusetts 2.6%
Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute Issue,
NATL Insured, 5.00%, 9/01/47	25,050,000	26,249,394

124 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health and Educational Facilities Authority Revenue,
CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	$750,000	$873,045
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	21,685,000	22,178,984
Harvard Pilgrim Health Care Issue, Series A, AGMC Insured, 5.00%, 7/01/18	2,305,000	2,309,610
		51,611,033
Michigan 5.9%
Detroit Sewage Disposal System Revenue, second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000,000	15,077,400
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	10,000,000	11,017,200
Detroit Water Supply System Revenue,
second lien, Series B, AGMC Insured, 7.00%, 7/01/36	5,000,000	5,827,150
senior lien, Series B, NATL Insured, 5.00%, 7/01/34	10,000	10,035
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding,
Series C, Assured Guaranty, 5.00%, 6/01/26	15,000,000	16,932,900
Michigan State Building Authority Revenue,
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	22,080,000	22,552,291
Refunding, Series IA, NATL Insured, 5.00%, 10/15/36	7,665,000	7,828,954
Series IA, AGMC Insured, Pre-Refunded, 5.00%, 10/15/36	6,815,000	7,010,454
Series IA, NATL Insured, Pre-Refunded, 5.00%, 10/15/36	2,335,000	2,401,968
Michigan State Hospital Finance Authority Revenue, Trinity Health Credit Group,
Refunding, Series A-1, 6.50%, 12/01/33	745,000	846,923
Series A-1, Pre-Refunded, 6.50%, 12/01/33	19,700,000	22,788,566
Series A-1, Pre-Refunded, 6.50%, 12/01/33	4,555,000	5,262,392
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control
Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	250,000	315,480
		117,871,713
Mississippi 0.6%
Mississippi State Development Bank Special Obligation Revenue, Municipal Energy Agency of
Mississippi Power Supply Project, Series A, XLCA Insured, 5.00%, 3/01/36	10,915,000	10,915,000
Missouri 1.2%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax
Revenue, Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	6,000,000	6,666,720
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, St. Luke’s
Health System, Series B, AGMC Insured, 5.50%, 11/15/35	15,000,000	16,531,050
		23,197,770
Nebraska 0.1%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL Insured,
ETM, 6.70%, 6/01/22	1,910,000	2,252,692
Nevada 1.7%
Clark County GO, Transportation Improvement, Series A, AMBAC Insured, 6.50%, 6/01/17	250,000	268,648
Clark County Passenger Facility Charge Revenue, Las Vegas, McCarran International Airport,
Series A, AGMC Insured, 5.25%,
7/01/39	20,000,000	22,580,200
7/01/42	5,000,000	5,601,700
Reno Hospital Revenue, Washoe Medical Center Project, Refunding, Series C, AGMC Insured,
5.375%, 6/01/39	5,000,000	5,556,100
		34,006,648

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New Hampshire 0.3%
Manchester GARB, Refunding, Series A, AGMC Insured, 5.125%, 1/01/30	$6,000,000	$6,537,060
New Jersey 2.3%
New Jersey EDA Revenue,
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	3,450,000	3,488,537
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	21,250,000	21,487,362
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	4,000,000	4,010,000
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A,
6.00%, 12/15/38	9,620,000	10,565,742
Pre-Refunded, 6.00%, 12/15/38	5,380,000	6,169,354
		45,720,995
New York 6.1%
Hudson Yards Infrastructure Corp. Revenue, Hudson Yards, Senior, Series A, AGMC Insured,
5.00%, 2/15/47	16,475,000	18,308,338
MTA Revenue, Transportation, Series A, AGMC Insured, 5.00%, 11/15/33	20,000,000	21,355,400
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second
General Resolution, Refunding,
Series AA, 5.00%, 6/15/44	21,550,000	24,670,655
Series GG, 5.00%, 6/15/43	25,000,000	28,728,250
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2012, Series S-1,
Sub Series S-1A, 5.25%, 7/15/37	25,000,000	29,434,750
		122,497,393
North Carolina 0.5%
Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/40	7,915,000	9,152,352
North Dakota 1.7%
Cass County Health Care Facilities Revenue, Essentia Health Obligated Group, Series D, Assured
Guaranty, 5.00%, 2/15/40	31,970,000	33,940,311
Ohio 3.0%
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	9,500,000	10,774,710
Hamilton County Healthcare Revenue, Christ Hospital Project, AGMC Insured, 5.00%, 6/01/42	22,500,000	25,139,250
Ohio State Higher Educational Facility Commission Revenue, Summa Health System, 2010 Project,
Refunding, AGMC Insured, 5.25%, 11/15/40	15,000,000	16,521,000
Ohio State Hospital Facility Revenue, University Hospital Health System, Refunding, Series A,
AGMC Insured, 5.00%, 1/15/41	7,000,000	7,735,840
		60,170,800
Oklahoma 0.0%
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23	245,000	271,362
Oregon 0.3%
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, AGMC Insured,
5.00%, 8/15/40	4,935,000	5,307,000
Pennsylvania 7.6%
Allegheny County Sanitary Authority Sewer Revenue, BAM Insured, 5.25%, 12/01/44	5,000,000	5,746,000
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%,
12/01/33	5,500,000	6,313,780
12/01/37	10,520,000	11,763,464
12/01/41	5,110,000	5,662,442
Delaware River Port Authority Revenue, Series D, AGMC Insured, 5.00%, 1/01/40	15,000,000	16,354,500
Lackawanna County GO, Series B, AGMC Insured, 5.00%, 9/01/35	7,500,000	8,083,725

126 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Montour School District GO, Series A, AGMC Insured, 5.00%,
4/01/40	$3,170,000	$3,606,573
4/01/41	2,000,000	2,271,920
4/01/42	2,000,000	2,270,180
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
9/01/19	500,000	562,380
Pennsylvania State GO, Refunding, First Series, AGMC Insured, 5.00%, 8/15/26	20,805,000	25,432,864
Pennsylvania State Public School Building Authority Lease Revenue, School District of Philadelphia
Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	6,000,000	6,126,120
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series A, Assured Guaranty, 5.00%, 6/01/39	10,000,000	10,917,800
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	10,000,000	11,231,300
Sub Series A, AGMC Insured Pre-Refunded, 6.00%, 12/01/41	10,000,000	10,415,000
Philadelphia Water and Wastewater Revenue, Series C, AGMC Insured, 5.00%, 8/01/40	7,000,000	7,695,730
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	15,000,000	17,723,550
		152,177,328
Rhode Island 1.9%
Rhode Island State Clean Water Finance Agency Revenue, Wastewater Treatment System, City of
Cranston, Triton Ocean State LLC Project, NATL Insured, 5.80%, 9/01/22	7,785,000	7,795,276
Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp. Project,
CIFG Insured, 5.00%, 7/01/31	5,720,000	5,760,669
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue, Board
of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B,
AGMC Insured, 5.00%,
9/15/30	7,535,000	8,675,874
9/15/35	4,500,000	5,136,795
9/15/40	10,270,000	11,312,919
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing, Lifespan
Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	100,000	100,428
		38,781,961
South Carolina 2.6%
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL Insured, 6.25%, 1/01/21	200,000	246,070
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
AGMC Insured, ETM, 7.125%, 7/01/17	550,000	578,297
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase,
School District of Pickens County Project, AGMC Insured, Pre-Refunded, 5.00%, 12/01/31	17,800,000	18,399,682
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding, Series A, AGMC Insured,
5.00%, 8/01/35	20,000,000	21,582,800
Spartanburg Water System Revenue, Assured Guaranty, 5.00%, 6/01/39	6,000,000	6,672,540
Woodruff Roebuck Water District Revenue, South Carolina Water System Improvement, Refunding,
AGMC Insured, 5.00%, 6/01/40	3,000,000	3,319,260
		50,798,649
South Dakota 0.1%
Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18	2,130,000	2,131,299
South Dakota Lease Revenue, Series A, AGMC Insured, 6.75%, 12/15/16	280,000	293,365
		2,424,664

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Tennessee 0.4%
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical
Center Hospital, Improvement, Series C, NATL Insured,
ETM, 5.25%, 7/01/28	$8,500,000	$8,517,340
Pre-Refunded, 5.125%, 7/01/25	295,000	295,702
		8,813,042
Texas 5.3%
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
6.30%, 1/01/17	1,320,000	1,384,403
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.25%,
2/15/37	10,250,000	10,636,938
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%, 12/15/34	20,000,000	22,843,200
Palestine ISD, GO, Anderson County, School Building, Assured Guaranty, 5.50%, 2/15/39	12,530,000	14,083,469
Port Neches-Groves ISD, GO, Jefferson County, Unlimited Tax School Building, Assured Guaranty,
5.00%, 2/15/34	11,375,000	12,278,289
San Antonio Airport System Revenue, Improvement, Passenger Facility Charge, sub. lien, Refunding
and Improvement, AGMC Insured, 5.375%, 7/01/40	5,000,000	5,700,600
San Marcos Electric Utility System Revenue, Hays Caldwell and Guadalupe Counties, BAM Insured,
5.00%, 11/01/33	6,300,000	7,120,323
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
Health System, NATL Insured, ETM, 6.00%, 9/01/24	2,995,000	3,619,098
Texas State Transportation Commission Turnpike System Revenue, first tier, Refunding, Series A,
AGMC Insured, 5.00%, 8/15/41	16,000,000	17,963,360
BAM Insured, 5.00%, 8/15/41	9,665,000	10,850,992
		106,480,672
Virginia 0.4%
Chesterfield County EDA Revenue, Bon Secours Health System Inc., Series C-2, Assured Guaranty,
5.00%, 11/01/42	8,000,000	8,607,840
Washington 1.6%
King County Sewer Revenue,
Refunding, Second Series, AGMC Insured, 5.00%, 1/01/36	3,295,000	3,401,956
Second Series, AGMC Insured, Pre-Refunded, 5.00%, 1/01/36	1,705,000	1,769,159
Washington State Health Care Facilities Authority Revenue,
MultiCare Health System, Series B, Assured Guaranty, Pre-Refunded, 6.00%, 8/15/39	1,500,000	1,761,525
Providence Health and Services, Refunding, Series D, AGMC Insured, 5.25%, 10/01/33	18,000,000	19,648,080
Virginia Mason Medical Center, Series B, NATL Insured, 5.00%, 2/15/27	4,590,000	4,808,713
		31,389,433
West Virginia 0.6%
Shepherd University Board of Governors Revenue, Residence Facilities Projects, NATL Insured,
5.00%, 6/01/35	7,445,000	7,463,315
West Virginia State Water Development Authority Water Development Revenue, Loan Program II,
Refunding, Series A-II, NATL Insured, 5.00%, 11/01/36	5,000,000	5,028,750
		12,492,065
Wisconsin 1.3%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, NATL
Insured, 6.90%, 8/01/21	3,000,000	3,797,820
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36	20,000,000	22,962,000
		26,759,820

128 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)

	Amount	Value
Municipal Bonds (continued)
U.S. Territories 1.3%
U.S. Virgin Islands 1.3%
Virgin Islands PFAR, Matching Fund Loan Notes, senior lien, AGMC Insured, 5.00%, 10/01/29	$23,000,000	$26,144,100
Total Municipal Bonds (Cost $1,759,570,150) 96.2%		1,922,204,552
Other Assets, less Liabilities 3.8%		76,342,348
Net Assets 100.0%		$1,998,546,900

See Abbreviations on page 166.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.93	$11.42	$12.16	$12.02	$11.11
Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.42	0.42	0.47
Net realized and unrealized gains (losses)	0.01	0.51	(0.76)	0.14	0.91
Total from investment operations	0.41	0.93	(0.34)	0.56	1.38
Less distributions from:
Net investment income	(0.40)	(0.42)	(0.40)	(0.42)	(0.47)
Net realized gains	—	—	—	—	(—)[d]
Total distributions	(0.40)	(0.42)	(0.40)	(0.42)	(0.47)
Net asset value, end of year	$11.94	$11.93	$11.42	$12.16	$12.02

Total return[e]	3.50%	8.28%	(2.75)%	4.75%	12.65%

Ratios to average net assets
Expenses	0.66%	0.67%	0.66%	0.65%	0.66%
Net investment income	3.38%	3.56%	3.64%	3.49%	4.05%

Supplemental data
Net assets, end of year (000’s)	$400,201	$439,041	$419,556	$525,946	$461,749
Portfolio turnover rate	4.90%	6.51%	7.12%	20.05%	14.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

130 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$11.53	$12.29	$12.14	$11.22
Income from investment operations[b]:
Net investment income[c]	0.34	0.36	0.36	0.36	0.41
Net realized and unrealized gains (losses)	—	0.53	(0.78)	0.14	0.91
Total from investment operations	0.34	0.89	(0.42)	0.50	1.32
Less distributions from:
Net investment income	(0.33)	(0.36)	(0.34)	(0.35)	(0.40)
Net realized gains	—	—	—	—	(—)[d]
Total distributions	(0.33)	(0.36)	(0.34)	(0.35)	(0.40)
Net asset value, end of year	$12.07	$12.06	$11.53	$12.29	$12.14

Total return[e]	2.89%	7.79%	(3.41)%	4.20%	12.01%

Ratios to average net assets
Expenses	1.21%	1.22%	1.21%	1.20%	1.21%
Net investment income	2.83%	3.01%	3.09%	2.94%	3.50%

Supplemental data
Net assets, end of year (000’s)	$61,834	$62,878	$61,760	$90,144	$84,078
Portfolio turnover rate	4.90%	6.51%	7.12%	20.05%	14.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 131

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.93	$11.41	$12.16	$12.02	$11.11
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.43	0.44	0.48
Net realized and unrealized gains (losses)	0.01	0.53	(0.77)	0.14	0.91
Total from investment operations	0.42	0.96	(0.34)	0.58	1.39
Less distributions from:
Net investment income	(0.41)	(0.44)	(0.41)	(0.44)	(0.48)
Net realized gains	—	—	—	—	(—)[d]
Total distributions	(0.41)	(0.44)	(0.41)	(0.44)	(0.48)
Net asset value, end of year	$11.94	$11.93	$11.41	$12.16	$12.02

Total return	3.60%	8.48%	(2.74)%	4.85%	12.76%

Ratios to average net assets
Expenses	0.56%	0.57%	0.56%	0.55%	0.56%
Net investment income	3.48%	3.66%	3.74%	3.59%	4.15%

Supplemental data
Net assets, end of year (000’s)	$12,614	$10,274	$4,574	$9,135	$7,743
Portfolio turnover rate	4.90%	6.51%	7.12%	20.05%	14.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.

132 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Massachusetts Tax-Free Income Fund

	Principal
	Amount	Value
Municipal Bonds 98.5%
Massachusetts 98.5%
Boston GO, Refunding, Series B, 5.00%, 4/01/26	$6,160,000	$7,815,808
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%,
11/01/28	4,400,000	4,962,144
Braintree GO, Refunding, 5.00%, 5/15/27	2,000,000	2,576,120
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32	2,565,000	2,803,955
Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19	3,140,000	3,546,850
Massachusetts Bay Transportation Authority Sales Tax Revenue,
Refunding, Senior Series A, 5.25%, 7/01/30	4,000,000	5,329,120
Refunding, Series B, 5.00%, 7/01/33	2,500,000	3,003,225
Series A, 5.00%, 7/01/40	5,000,000	5,852,550
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	6,699,500
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33	10,000,000	10,931,900
Series B, 5.00%, 5/01/40	4,625,000	5,273,518
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Series B, 5.00%, 1/01/35	16,165,000	18,223,128
Massachusetts State Development Finance Agency Revenue,
Boston College Issue, Series P, NATL Insured, 4.75%, 7/01/42	11,000,000	11,430,980
Brandeis University Issue, Series N, 5.00%, 10/01/39	5,000,000	5,430,200
The Broad Institute Issue, Series A, 5.375%, 4/01/41	15,000,000	17,121,000
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
Pre-Refunded, 5.00%, 7/01/31	5,000,000	5,295,300
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
Pre-Refunded, 5.00%, 7/01/37	5,035,000	5,332,367
Northeastern University Issue, Series A, 5.00%, 3/01/44	5,000,000	5,656,750
Partners Healthcare System Issue, Refunding, Series L, 5.00%, 7/01/41	5,000,000	5,532,900
Partners Healthcare System Issue, Refunding, Series O-2, 5.00%, 7/01/30	5,000,000	6,020,250
Sterling and Francine Clark Art Institute Issue, 5.00%, 7/01/41	12,900,000	14,214,510
WGBH Educational Foundation Issue, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36	15,945,000	16,929,285
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	4,944,322
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/37	12,850,000	13,545,570
Massachusetts State Educational Financing Authority Education Loan Revenue, Issue I,
6.00%, 1/01/28	5,880,000	6,321,235
Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,400,590
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge
Program, Series A, 5.00%, 6/15/27	5,000,000	6,182,650
Massachusetts State GO,
Consolidated Loan, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/37	10,000,000	10,626,100
Consolidated Loan, Series F, 4.00%, 11/01/29	6,000,000	6,657,780
Refunding, Series A, AMBAC Insured, 5.50%, 8/01/30	5,000,000	6,636,700
Massachusetts State Health and Educational Facilities Authority Revenue,
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	850,000	851,165
Cape Cod Healthcare Obligated Group, Assured Guaranty, 6.00%, 11/15/28	3,000,000	3,481,710
Cape Cod Healthcare Obligated Group, Assured Guaranty, 5.125%, 11/15/35	3,150,000	3,450,888
Children’s Hospital Issue, Series M, 5.25%, 12/01/39	7,000,000	7,797,860
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	10,000,000	10,227,800
Lesley University Issue, Series A, Assured Guaranty, 5.25%, 7/01/39	9,350,000	10,416,087
Partners Healthcare System Issue, Refunding, Series J-1, 5.00%, 7/01/39	4,345,000	4,800,964
Southcoast Health System Obligated Group, Series D, 5.00%, 7/01/39	5,500,000	5,885,330
Sterling and Francine Clark Art Institute Issue, Series B, 5.00%, 7/01/40	5,000,000	5,665,400
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	529,665

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27	$4,000,000	$4,063,040
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	5,853,472
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,781,804
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,737,420
Housing, Series D, 5.05%, 6/01/40	4,430,000	4,593,157
Housing, Series F, 3.15%, 12/01/32	3,445,000	3,444,897
Housing, Series F, 3.45%, 12/01/37	1,500,000	1,500,780
SF Housing, Series 159, 4.05%, 12/01/32	12,000,000	12,473,280
SF Housing, Series 162, 3.15%, 12/01/32	10,905,000	10,862,470
Massachusetts State Port Authority Revenue, Series A, AGMC Insured, 4.50%,
7/01/32	5,590,000	5,817,066
7/01/37	7,935,000	8,221,057
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Series B, 5.00%, 10/15/41	10,000,000	11,678,700
Series A, AMBAC Insured, Pre-Refunded, 4.75%, 8/15/32	15,000,000	15,910,800
Massachusetts State School Building Authority Sales Tax Revenue, Series C, Refunding, 5.00%,
8/15/31	6,000,000	7,278,000
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/25	10,900,000	13,801,362
1/01/34	16,900,000	22,133,592
Massachusetts State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 4.00%,
6/01/31	5,555,000	5,936,628
Massachusetts State Water Pollution Abatement Trust Revenue,
2012, Pooled Loan Program, Serie	195,000	195,759
2012, Pooled Loan Program, Series 7, 5.125%, 2/01/31	260,000	260,889
State Revolving Fund, Refunding, 5.00%, 8/01/23	3,000,000	3,752,940
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
Massachusetts Water Resources Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29	250,000	251,030
Massachusetts State Water Resources Authority Revenue, General,
Refunding, Series B, AGMC Insured, 5.25%, 8/01/28	5,490,000	7,264,752
Series A, AGMC Insured, 4.50%, 8/01/46	5,325,000	5,435,281
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue, senior lien,
5.00%, 7/01/41	7,500,000	8,647,950
Refunding, 5.25%, 7/01/36	5,585,000	6,571,981
Monson GO, AMBAC Insured, 5.25%, 11/01/23	1,675,000	1,680,394
Springfield GO, State Qualified Municipal Purpose Loan, AGMC Insured, Pre-Refunded, 4.50%,
8/01/26	2,000,000	2,073,180
Worcester GO,
Assured Guaranty, 5.00%, 11/01/37	3,000,000	3,189,450
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,561,012
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,206,460
Total Municipal Bonds (Cost $433,542,540) 98.5%		467,581,779
Other Assets, less Liabilities 1.5%		7,068,200
Net Assets 100.0%		$474,649,979

See Abbreviations on page 166.

134 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.95	$11.76	$12.62	$12.55	$11.49
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.46	0.47	0.52
Net realized and unrealized gains (losses)	(0.23)	0.20	(0.87)	0.06	1.06
Total from investment operations	0.23	0.67	(0.41)	0.53	1.58
Less distributions from net investment income	(0.45)	(0.48)	(0.45)	(0.46)	(0.52)
Net asset value, end of year	$11.73	$11.95	$11.76	$12.62	$12.55

Total return[d]	1.99%	5.75%	(3.22)%	4.31%	14.09%

Ratios to average net assets
Expenses	0.64%	0.64%	0.63%	0.63%	0.63%
Net investment income	3.96%	3.98%	3.88%	3.69%	4.30%

Supplemental data
Net assets, end of year (000’s)	$793,062	$893,018	$974,154	$1,281,242	$1,201,084
Portfolio turnover rate	5.24%	4.81%	9.73%	13.02%	8.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 135

FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.09	$11.89	$12.76	$12.68	$11.60
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.40	0.40	0.45
Net realized and unrealized gains (losses)	(0.24)	0.20	(0.89)	0.07	1.09
Total from investment operations	0.16	0.61	(0.49)	0.47	1.54
Less distributions from net investment income	(0.38)	(0.41)	(0.38)	(0.39)	(0.46)
Net asset value, end of year	$11.87	$12.09	$11.89	$12.76	$12.68

Total return[d]	1.42%	5.20%	(3.80)%	3.77%	13.52%

Ratios to average net assets
Expenses	1.19%	1.19%	1.18%	1.18%	1.18%
Net investment income	3.41%	3.43%	3.33%	3.14%	3.75%

Supplemental data
Net assets, end of year (000’s)	$216,813	$231,740	$247,538	$331,573	$296,302
Portfolio turnover rate	5.24%	4.81%	9.73%	13.02%	8.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

136 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL H IGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.96	$11.77	$12.63	$12.55	$11.49
Income from investment operations[b]:
Net investment income[c]	0.47	0.49	0.47	0.48	0.53
Net realized and unrealized gains (losses)	(0.23)	0.19	(0.87)	0.08	1.07
Total from investment operations	0.24	0.68	(0.40)	0.56	1.60
Less distributions from net investment income	(0.46)	(0.49)	(0.46)	(0.48)	(0.54)
Net asset value, end of year	$11.74	$11.96	$11.77	$12.63	$12.55

Total return	2.10%	5.86%	(3.12)%	4.50%	14.20%

Ratios to average net assets
Expenses	0.54%	0.54%	0.53%	0.53%	0.53%
Net investment income	4.06%	4.08%	3.98%	3.79%	4.40%

Supplemental data
Net assets, end of year (000’s)	$91,175	$92,059	$63,162	$81,557	$63,827
Portfolio turnover rate	5.24%	4.81%	9.73%	13.02%	8.01%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 137

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin New Jersey Tax-Free Income Fund

	Principal
	Amount	Value
Municipal Bonds 97.5%
Delaware 0.6%
Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,727,800
New Jersey 80.5%
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, NATL
Insured, ETM, 7.40%, 7/01/16	1,930,000	1,974,911
Cape May County Industrial PCFA Revenue, Atlantic City Electric Co. Project, Refunding,
Series A, NATL Insured, 6.80%, 3/01/21	5,400,000	6,512,022
Cumberland County Improvement Authority Revenue, Technical High School Project, AGMC
Insured, 5.00%, 9/01/39	2,000,000	2,281,880
Gloucester County Improvement Authority Revenue, Rowan University Business and
Engineering School Projects, Series C, 5.00%, 7/01/44	3,500,000	3,885,140
Hudson County Improvement Authority Lease Revenue, County Secured, County Services
Building Project, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	3,895,000	4,083,167
Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison
Parking Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,237,260
Middlesex County COP, Capital Appreciation, NATL Insured, zero cpn., 6/15/24	1,000,000	808,690
Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional
Educational Services Commission Projects, Pre-Refunded, 5.25%, 12/15/33	3,000,000	3,369,360
Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
FNMA Insured,
5.25%, 7/01/21	550,000	551,452
5.35%, 7/01/34	1,575,000	1,577,835
Morristown Parking Authority Revenue, Guaranteed Parking, NATL Insured, 5.00%,
8/01/30	1,815,000	1,932,521
8/01/33	2,630,000	2,794,848
New Jersey EDA, GO Lease Revenue, Rutgers University, College Avenue Redevelopment
Project, 5.00%,
6/15/38	5,000,000	5,720,000
6/15/46	7,500,000	8,469,300
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,201,090
Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,061,860
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	11,685,600
Montclair State University Student Housing Project, Provident Group, Montclair Properties
LLC, Series A, 5.875%, 6/01/42	17,950,000	19,968,657
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/27	5,000,000	5,055,850
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	12,500,000	12,639,625
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,111,700
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,037,500
Provident Group, Rowan Properties LLC, Rowan University Student Housing Project,
Series A, 5.00%, 1/01/48	7,000,000	7,548,380
School Facilities, Series U, Pre-Refunded, 5.00%, 9/01/37	1,720,000	1,833,486
School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21	10,000,000	11,442,900
School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27	8,660,000	10,260,455
School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	5,000,000	5,327,550
School Facilities Construction, Series NN, 5.00%, 3/01/28	5,000,000	5,381,400
School Facilities Construction, Series U, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/37	5,000,000	5,329,900
School Facilities Construction, Series WW, 5.00%, 6/15/37	4,760,000	4,975,438
School Facilities Construction, Series Y, Pre-Refunded, 5.00%, 9/01/33	6,000,000	6,638,460
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	1,040,000	1,138,925
School Facilities Construction, Series Z, Assured Guaranty, Pre-Refunded, 5.50%,
12/15/34	1,960,000	2,214,780

138 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Water Facilities Revenue, New Jersey-American Water Co. Inc. Project,
Refunding,
Series A, 5.70%, 10/01/39	$10,000,000	$11,238,100
Series B, 5.00%, 10/01/39	8,750,000	9,345,438
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, 6.00%, 7/01/41	10,600,000	12,503,230
Atlantic Health System Hospital Corp. Issue, Series A, 5.00%, 7/01/27	8,000,000	8,678,320
AtlantiCare Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/25	4,605,000	4,873,794
AtlantiCare Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/37	19,490,000	20,627,631
Barnabas Health Issue, Refunding, Series A, 5.625%, 7/01/32	5,500,000	6,445,010
Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44	10,000,000	11,166,900
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31	5,000,000	5,333,900
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36	5,000,000	5,318,900
Holy Name Hospital Issue, 5.00%, 7/01/36	5,000,000	5,040,600
Hunterdon Medical Center Issue, Series A, Pre-Refunded, 5.125%, 7/01/35	2,000,000	2,031,320
Hunterdon Medical Center Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/45	2,650,000	2,900,796
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,876,250
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%,
7/01/38	9,575,000	10,279,241
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%,
7/01/38	13,410,000	14,396,305
Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43	3,650,000	4,112,601
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,596,520
South Jersey Hospital Issue, 5.00%, 7/01/36	12,000,000	12,142,080
South Jersey Hospital Issue, Pre-Refunded, 5.00%, 7/01/46	665,000	675,141
South Jersey Hospital Issue, Refunding, 5.00%, 7/01/46	26,535,000	26,737,462
St. Barnabas Health Care System Issue, Series A, 5.00%, 7/01/29	6,985,000	7,199,928
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,320,072
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,693,590
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,115,870
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,731,092
Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38	10,000,000	11,169,000
New Jersey Health Care Facilities Financing Authority State Contract Revenue, Hospital Asset
Transformation Program, Series A,
5.75%, 10/01/31	10,000,000	11,062,100
5.25%, 10/01/38	15,000,000	15,785,100
New Jersey Institute of Technology GO, Series A, 5.00%,
7/01/42	7,000,000	7,682,640
7/01/45	6,000,000	6,705,660
New Jersey State COP, Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/29	1,000,000	1,081,860
New Jersey State Educational Facilities Authority Revenue,
The College of New Jersey Issue, Refunding, Series D, AGMC Insured, 5.00%, 7/01/28	2,220,000	2,401,307
The College of New Jersey Issue, Refunding, Series D, AGMC Insured, 5.00%, 7/01/35	8,380,000	8,990,399
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%,
7/01/28	3,720,000	4,091,405
The College of New Jersey Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%,
7/01/35	2,620,000	2,881,581
Georgian Court University, Refunding, Series D, 5.00%, 7/01/27	500,000	510,340
Georgian Court University, Refunding, Series D, 5.00%, 7/01/33	1,000,000	1,020,820
Kean University, Refunding, Series H, AGMC Insured, 5.00%, 7/01/34	2,205,000	2,513,259
Kean University, Refunding, Series H, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,677,450

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Kean University Issue, Refunding, Series A, 5.50%, 9/01/36	$8,500,000	$9,459,735
Kean University Issue, Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/39	1,000,000	1,059,060
Kean University Issue, Series D, NATL Insured, Pre-Refunded, 5.00%, 7/01/39	4,695,000	4,972,287
Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44	10,415,000	11,670,424
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/35	2,245,000	2,601,933
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/36	1,210,000	1,397,066
Montclair State University Issue, Series A, 5.00%, 7/01/39	5,000,000	5,641,500
Montclair State University Issue, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/31	10,000,000	10,152,500
Montclair State University Issue, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/36	10,000,000	10,152,500
Montclair State University Issue, Series J, 5.25%, 7/01/38	2,000,000	2,147,060
Princeton University, Refunding, Series B, 5.00%, 7/01/44	15,000,000	17,655,000
Princeton University, Refunding, Series E, 5.00%, 7/01/33	5,000,000	5,267,850
Princeton University, Series B, 5.00%, 7/01/39	15,000,000	17,353,350
Princeton University, Series B, 4.375%, 7/01/41	10,000,000	10,820,500
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	1,000,000	1,092,150
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,079,720
The Richard Stockton College of New Jersey Issue, Refunding, Series A, 5.375%,
7/01/38	5,000,000	5,409,150
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/34	400,000	459,740
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/37	1,300,000	1,478,373
Seton Hall University Issue, Series E, Pre-Refunded, 6.25%, 7/01/37	5,000,000	5,884,000
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/34	4,750,000	4,961,850
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/18	315,000	316,002
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/28	865,000	867,742
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/18	275,000	289,138
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28	710,000	814,193
The William Paterson University of New Jersey Issue, Series C, Assured Guaranty, 5.00%,
7/01/38	5,500,000	5,860,360
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,411,759
Refunding, Series 1A, 5.00%, 12/01/25	2,980,000	3,220,218
Refunding, Series 1A, 5.00%, 12/01/26	1,420,000	1,531,839
Refunding, Series 1A, 5.125%, 12/01/27	3,540,000	3,825,253
Refunding, Series 1A, 5.25%, 12/01/28	3,550,000	3,846,461
Series 2, 5.00%, 12/01/26	1,710,000	1,874,382
Series 2, 5.00%, 12/01/27	1,245,000	1,360,050
Series 2, 5.00%, 12/01/28	1,260,000	1,373,526
Series 2, 5.00%, 12/01/30	1,500,000	1,634,460
Series 2, 5.00%, 12/01/36	1,000,000	1,085,210
Series A, 5.625%, 6/01/30	14,500,000	15,846,180
Series A, Assured Guaranty, 6.125%, 6/01/30	7,465,000	7,970,679
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%, 11/01/38	2,490,000	2,563,380
New Jersey State Housing and Mortgage Finance Agency SFHR, Series AA, 6.50%,
10/01/38	985,000	1,001,528
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.25%, 6/15/31	11,500,000	12,521,085
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/29	5,000,000	2,603,850
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/32	10,000,000	4,315,800

140 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Transportation Trust Fund Authority Revenue, (continued)
Transportation System, Capital Appreciation, Series C, AGMC Insured, zero cpn.,
12/15/33	$10,000,000	$4,485,100
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	17,693,774
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,413,050
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	15,697,800
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/32	10,000,000	10,450,900
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	8,890,000	10,194,341
Transportation System, Series B, 5.00%, 6/15/42	7,000,000	7,245,630
New Jersey State Turnpike Authority Turnpike Revenue,
Growth and Income Securities, Series B, AMBAC Insured, Pre-Refunded, 5.15%, 1/01/35	7,500,000	7,791,525
Refunding, Series I, 5.00%, 1/01/35	5,000,000	5,577,350
Series E, 5.25%, 1/01/40	30,000,000	33,234,900
Series H, 5.00%, 1/01/36	14,000,000	15,408,680
North Hudson Sewerage Authority Gross Revenue, Lease Certificates, Refunding, Series A,
5.00%, 6/01/42	17,800,000	19,963,412
Passaic County Improvement Authority Parking Facilities Revenue, 200 Hospital Plaza Corp.
Project, 5.00%, 5/01/42	3,200,000	3,641,248
Rutgers State University GO,
Series F, 5.00%, 5/01/39	20,000,000	22,035,400
Series L, 5.00%, 5/01/43	12,000,000	13,785,840
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%,
6/01/29	5,000,000	5,437,150
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue, Capital
Appreciation, Series B, AGMC Insured, zero cpn.,
12/01/35	2,815,000	1,021,085
12/01/36	2,810,000	957,339
12/01/37	2,815,000	904,291
12/01/38	2,810,000	850,025
Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%, 2/15/35	8,730,000	9,100,152
		885,742,789
New York 10.5%
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	8,850,000	9,578,178
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	10,000,000	10,625,200
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	5,000,000	5,312,600
One Hundred Forty-Fourth Series, Refunding, 5.00%, 10/01/29	5,000,000	5,135,250
One Hundred Forty-Ninth Series, 5.00%, 11/15/31	10,000,000	10,676,000
One Hundred Seventy-First Series, Refunding, 5.00%, 7/15/30	12,200,000	14,267,778
One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	17,578,800
One Hundred Sixtieth Series, Refunding, 5.00%, 9/15/36	15,000,000	17,066,550
One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	11,432,600
One Hundred Sixty-Sixth Series, Refunding, 5.25%, 7/15/36	5,000,000	5,812,900
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air
Terminal LLC Project, NATL Insured, 5.75%, 12/01/22	8,000,000	8,030,240
		115,516,096
Pennsylvania 2.9%
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured,
Pre-Refunded, 5.00%, 7/01/35	5,000,000	5,295,300

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT O F INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Delaware River Port Authority Revenue,
5.00%, 1/01/37	$10,000,000	$11,378,200
Series E, 5.00%, 1/01/35	14,000,000	15,627,640
		32,301,140
U.S. Territories 3.0%
Puerto Rico 3.0%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	16,620,000	10,711,590
Series XX, 5.25%, 7/01/40	3,125,000	2,014,062
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.75%, 8/01/37	10,000,000	4,150,000
Series A, 6.00%, 8/01/42	30,000,000	12,525,000
Series C, 5.50%, 8/01/40	10,000,000	4,125,000
		33,525,652
Total Municipal Bonds (Cost $1,036,614,689) 97.5%		1,073,813,477
Other Assets, less Liabilities 2.5%		27,235,728
Net Assets 100.0%		$1,101,049,205

See Abbreviations on page 166.

142 Annual Report | The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Assets and Liabilities
February 29, 2016

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$144,877,901	$3,779,700,297	$1,097,517,300	$7,448,325,566
Value	$135,433,090	$4,076,857,883	$1,110,347,700	$8,189,323,318
Cash	9,222,992	415,881,899	10,339,644	111,227,041
Receivables:
Capital shares sold	4,650	9,103,074	1,201,215	8,455,066
Interest	2,144,495	43,230,983	8,938,962	95,548,119
Other assets	107	3,235	817	6,007
Total assets	146,805,334	4,545,077,074	1,130,828,338	8,404,559,551
Liabilities:
Payables:
Investment securities purchased	—	24,394,264	1,155,519	27,202,857
Capital shares redeemed	391,772	9,738,249	2,554,360	20,313,733
Management fees	71,249	1,708,861	349,016	3,138,970
Distribution fees	21,232	401,258	105,526	952,273
Transfer agent fees	17,650	592,799	78,283	1,022,824
Distributions to shareholders	67,623	1,211,507	188,423	3,711,320
Professional fees	42,757	52,134	40,925	57,550
Accrued expenses and other liabilities	25,732	196,866	35,311	278,602
Total liabilities	638,015	38,295,938	4,507,363	56,678,129
Net assets, at value	$146,167,319	$4,506,781,136	$1,126,320,975	$8,347,881,422
Net assets consist of:
Paid-in capital	$255,816,476	$4,268,926,539	$1,113,173,911	$8,132,808,062
Undistributed net investment income	1,393,893	2,104,144	1,501,982	20,996,656
Net unrealized appreciation (depreciation)	(9,444,811)	297,157,586	12,830,400	740,997,752
Accumulated net realized gain (loss)	(101,598,239)	(61,407,133)	(1,185,318)	(546,921,048)
Net assets, at value	$146,167,319	$4,506,781,136	$1,126,320,975	$8,347,881,422

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$120,687,040	$2,017,641,800	$886,784,368	$5,117,875,975
Shares outstanding	12,883,874	161,471,848	84,861,701	484,085,640
Net asset value per share[a]	$9.37	$12.50	$10.45	$10.57
Maximum offering price per share (net asset value
per share ÷ 95.75%, 97.75%, 97.75% and
95.75%, respectively)	$9.79	$12.79	$10.69	$11.04

Class C:
Net assets, at value	$23,885,073	$469,355,391	—	$1,062,642,540
Shares outstanding	2,537,581	37,462,025	—	98,779,925
Net asset value and maximum offering price per
share[a]	$9.41	$12.53	—	$10.76

Advisor Class:
Net assets, at value	$1,595,206	$2,019,783,945	$239,536,607	$2,167,362,907
Shares outstanding	170,120	161,289,324	22,935,338	204,179,503
Net asset value and maximum offering price per
share	$9.38	$12.52	$10.44	$10.61

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

144 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,759,570,150	$433,542,540	$1,036,614,689
Value	$1,922,204,552	$467,581,779	$1,073,813,477
Cash	59,018,492	3,529,206	18,080,668
Receivables:
Capital shares sold	116,057	377,202	994,684
Interest	22,875,718	4,514,089	11,417,413
Other assets	1,452	345	800
Total assets	2,004,216,271	476,002,621	1,104,307,042
Liabilities:
Payables:
Capital shares redeemed	3,615,828	793,240	1,931,016
Management fees	769,211	198,536	433,150
Distribution fees	265,385	63,679	174,380
Transfer agent fees	118,458	28,268	80,985
Distributions to shareholders	797,866	219,237	562,360
Accrued expenses and other liabilities	102,623	49,682	75,946
Total liabilities	5,669,371	1,352,642	3,257,837
Net assets, at value	$1,998,546,900	$474,649,979	$1,101,049,205
Net assets consist of:
Paid-in capital	$1,893,138,317	$458,826,815	$1,114,078,239
Undistributed net investment income	4,038,244	584,097	3,771,142
Net unrealized appreciation (depreciation)	162,634,402	34,039,239	37,198,788
Accumulated net realized gain (loss)	(61,264,063)	(18,800,172)	(53,998,964)
Net assets, at value	$1,998,546,900	$474,649,979	$1,101,049,205

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$1,665,113,562	$400,201,270	$793,061,823
Shares outstanding	133,418,065	33,518,474	67,620,468
Net asset value per share[a]	$12.48	$11.94	$11.73
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.03	$12.47	$12.25
Class C:
Net assets, at value	$275,327,489	$61,834,397	$216,812,523
Shares outstanding	21,748,429	5,122,209	18,264,953
Net asset value and maximum offering price per share[a]	$12.66	$12.07	$11.87
Advisor Class:
Net assets, at value	$58,105,849	$12,614,312	$91,174,859
Shares outstanding	4,657,616	1,056,521	7,769,250
Net asset value and maximum offering price per share	$12.48	$11.94	$11.74

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

146 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 29, 2016

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$10,066,727	$144,064,433	$17,372,912	$416,419,886
Expenses:
Management fees (Note 3a)	1,025,995	20,473,259	5,213,718	37,741,134
Distribution fees: (Note 3c)
Class A	140,311	1,881,358	1,319,832	5,089,634
Class C	193,729	2,921,290	—	6,922,175
Transfer agent fees: (Note 3e)
Class A	113,323	1,677,897	381,553	3,278,828
Class C	22,356	401,950	—	686,132
Advisor Class	2,422	1,948,847	100,515	1,435,880
Custodian fees	1,349	38,434	9,614	73,773
Reports to shareholders	18,008	342,189	42,690	399,071
Registration and filing fees	44,150	226,874	102,145	291,949
Professional fees	132,391	89,306	50,695	999,979
Trustees’ fees and expenses	1,046	23,725	5,776	44,020
Other	41,811	165,992	61,904	2,165,009
Total expenses	1,736,891	30,191,121	7,288,442	59,127,584
Expenses waived/paid by affiliates
(Note 3f)	—	—	(673,929)	—
Net expenses	1,736,891	30,191,121	6,614,513	59,127,584
Net investment income	8,329,836	113,873,312	10,758,399	357,292,302
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(22,147,931)	(2,278,217)	74,025	(38,316,887)
Net change in unrealized appreciation
(depreciation) on investments	9,701,013	16,291,244	(2,718,864)	(53,952,945)
Net realized and unrealized gain (loss)	(12,446,918)	14,013,027	(2,644,839)	(92,269,832)
Net increase (decrease) in net assets resulting from
operations	$(4,117,082)	$127,886,339	$8,113,560	$265,022,470

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 29, 2016

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$92,269,688	$19,614,914	$52,628,425
Expenses:
Management fees (Note 3a)	9,488,983	2,427,214	5,382,503
Distribution fees: (Note 3c)
Class A	1,593,758	413,113	838,108
Class C	1,876,085	402,732	1,435,724
Transfer agent fees: (Note 3e)
Class A	698,538	167,238	380,179
Class C	117,048	25,056	100,097
Advisor Class	21,989	4,507	40,384
Custodian fees	17,921	4,288	10,047
Reports to shareholders	77,972	17,184	44,611
Registration and filing fees	58,853	31,802	25,410
Professional fees	49,445	38,343	107,450
Trustees’ fees and expenses	10,947	2,584	6,103
Other	74,164	24,499	51,349
Total expenses	14,085,703	3,558,560	8,421,965
Net investment income	78,183,985	16,056,354	44,206,460
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	338,794	338,321	(3,675,385)
Net change in unrealized appreciation (depreciation) on investments	(18,700,961)	(289,219)	(20,923,616)
Net realized and unrealized gain (loss)	(18,362,167)	49,102	(24,599,001)
Net increase (decrease) in net assets resulting from operations	$59,821,818	$16,105,456	$19,607,459

148 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$8,329,836	$13,867,108	$113,873,312	$110,669,889
Net realized gain (loss)	(22,147,931)	(42,823,364)	(2,278,217)	(13,230,038)
Net change in unrealized appreciation (depreciation)	9,701,013	47,073,547	16,291,244	91,568,904
Net increase (decrease) in net assets resulting
from operations	(4,117,082)	18,117,291	127,886,339	189,008,755
Distributions to shareholders from:
Net investment income:
Class A	(6,388,718)	(12,177,338)	(47,169,608)	(46,577,867)
Class C	(1,085,778)	(2,067,311)	(8,814,361)	(9,321,044)
Advisor Class	(141,291)	(273,031)	(56,679,510)	(55,388,774)
Total distributions to shareholders	(7,615,787)	(14,517,680)	(112,663,479)	(111,287,685)
Capital share transactions: (Note 2)
Class A	(66,526,081)	(88,359,283)	179,897,117	48,337,464
Class C	(11,596,667)	(14,436,279)	10,668,862	(4,766,376)
Advisor Class	(3,474,707)	(95,653)	(269,383,296)	450,330,038
Total capital share transactions	(81,597,455)	(102,891,215)	(78,817,317)	493,901,126
Net increase (decrease) in net assets	(93,330,324)	(99,291,604)	(63,594,457)	571,622,196
Net assets:
Beginning of year	239,497,643	338,789,247	4,570,375,593	3,998,753,397
End of year	$146,167,319	$239,497,643	$4,506,781,136	$4,570,375,593
Undistributed net investment income included in net
assets:
End of year	$1,393,893	$703,317	$2,104,144	$893,911

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Federal Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$10,758,399	$12,258,213	$357,292,302	$357,911,147
Net realized gain (loss)	74,025	(1,021,923)	(38,316,887)	(37,211,222)
Net change in unrealized appreciation
(depreciation)	(2,718,864)	(4,034,897)	(53,952,945)	457,926,800
Net increase (decrease) in net assets resulting
from operations	8,113,560	7,201,393	265,022,470	778,626,725
Distributions to shareholders from:
Net investment income:
Class A	(7,790,111)	(9,202,546)	(218,087,072)	(228,761,160)
Class C	—	—	(39,039,631)	(41,044,179)
Advisor Class	(2,405,664)	(2,355,965)	(97,239,765)	(91,544,704)
Total distributions to shareholders	(10,195,775)	(11,558,511)	(354,366,468)	(361,350,043)
Capital share transactions: (Note 2)
Class A	(2,126,114)	(83,128,206)	(72,531,921)	(30,286,601)
Class C	—	—	(27,618,729)	3,059,491
Advisor Class	8,545,517	48,676,354	(2,692,151)	355,165,279
Total capital share transactions	6,419,403	(34,451,852)	(102,842,801)	327,938,169
Net increase (decrease) in net assets	4,337,188	(38,808,970)	(192,186,799)	745,214,851
Net assets:
Beginning of year	1,121,983,787	1,160,792,757	8,540,068,221	7,794,853,370
End of year	$1,126,320,975	$1,121,983,787	$8,347,881,422	$8,540,068,221
Undistributed net investment income included in net
assets:
End of year	$1,501,982	$956,633	$20,996,656	$20,596,911

aFor the year ended February 29.

150 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$78,183,985	$86,031,709	$16,056,354	$17,523,776
Net realized gain (loss)	338,794	(9,378,262)	338,321	(4,329,941)
Net change in unrealized appreciation (depreciation)	(18,700,961)	111,954,512	(289,219)	26,286,456
Net increase (decrease) in net assets resulting from
operations	59,821,818	188,607,959	16,105,456	39,480,291
Distributions to shareholders from:
Net investment income:
Class A	(66,546,392)	(73,517,323)	(13,860,870)	(15,566,672)
Class C	(9,398,759)	(10,821,585)	(1,716,434)	(1,862,717)
Advisor Class	(2,148,259)	(2,050,362)	(385,731)	(265,537)
Total distributions to shareholders	(78,093,410)	(86,389,270)	(15,963,035)	(17,694,926)
Capital share transactions: (Note 2)
Class A	(128,532,246)	(156,612,631)	(38,904,510)	707,116
Class C	(30,436,336)	(40,505,660)	(1,096,623)	(1,608,203)
Advisor Class	5,092,338	4,561,234	2,315,687	5,418,308
Total capital share transactions	(153,876,244)	(192,557,057)	(37,685,446)	4,517,221
Net increase (decrease) in net assets	(172,147,836)	(90,338,368)	(37,543,025)	26,302,586
Net assets:
Beginning of year	2,170,694,736	2,261,033,104	512,193,004	485,890,418
End of year	$1,998,546,900	$2,170,694,736	$474,649,979	$512,193,004
Undistributed net investment income included in net assets:
End of year	$4,038,244	$3,978,016	$584,097	$540,383

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin New Jersey
	Tax-Free Income Fund

	Year Ended February 28,

	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$44,206,460	$48,563,922
Net realized gain (loss)	(3,675,385)	(28,139,542)
Net change in unrealized appreciation (depreciation)	(20,923,616)	48,689,744
Net increase (decrease) in net assets resulting from operations	19,607,459	69,114,124
Distributions to shareholders from:
Net investment income:
Class A	(32,144,624)	(37,392,502)
Class C	(7,171,730)	(8,141,258)
Advisor Class	(3,508,026)	(3,221,642)
Total distributions to shareholders	(42,824,380)	(48,755,402)
Capital share transactions: (Note 2)
Class A	(82,826,801)	(96,307,248)
Class C	(10,574,022)	(19,745,245)
Advisor Class	849,196	27,658,078
Total capital share transactions	(92,551,627)	(88,394,415)
Net increase (decrease) in net assets	(115,768,548)	(68,035,693)
Net assets:
Beginning of year	1,216,817,753	1,284,853,446
End of year	$1,101,049,205	$1,216,817,753
Undistributed net investment income included in net assets:
End of year	$3,771,142	$2,370,822

aFor the year ended February 29.

152 Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-four separate funds, seven of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Double Tax-Free Income Fund and Franklin Insured Tax-Free Income Fund were closed to investors with limited exceptions effective at the close of market August 1, 2012 and March 1, 2013, respectively.

Class A & Advisor Class
Franklin Federal Limited-Term Tax-Free Income Fund

Class A, Class C & Advisor Class
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

b. Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns).

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that

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contain general indemnification clauses. The Trust’s maximum have not yet occurred. Currently, the Trust expects the risk of exposure under these arrangements is unknown as this would loss to be remote. involve future claims that may be made against the Trust that

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	53,895	$507,430	38,456,115	$475,670,079
Shares issued in reinvestment of distributions	586,974	5,560,913	3,464,194	42,833,693
Shares redeemed	(7,687,984)	(72,594,424)	(27,415,344)	(338,606,655)
Net increase (decrease)	(7,047,115)	$(66,526,081)	14,504,965	$179,897,117
Year ended February 28, 2015
Shares sold	57,151	$572,342	32,918,405	$406,702,390
Shares issued in reinvestment of distributions	1,099,487	10,746,656	3,362,518	41,577,824
Shares redeemed	(10,261,721)	(99,678,281)	(32,379,449)	(399,942,750)
Net increase (decrease)	(9,105,083)	$(88,359,283)	3,901,474	$48,337,464
Class C Shares:
Year ended February 29, 2016
Shares sold	10,330	$100,349	7,227,445	$89,705,753
Shares issued in reinvestment of distributions	102,896	979,292	592,336	7,341,909
Shares redeemed	(1,335,907)	(12,676,308)	(6,976,367)	(86,378,800)
Net increase (decrease)	(1,222,681)	$(11,596,667)	843,414	$10,668,862
Year ended February 28, 2015
Shares sold	4,377	$42,947	5,824,546	$72,181,917
Shares issued in reinvestment of distributions	189,350	1,858,470	613,884	7,609,117
Shares redeemed	(1,674,276)	(16,337,696)	(6,831,580)	(84,557,410)
Net increase (decrease)	(1,480,549)	$(14,436,279)	(393,150)	$(4,766,376)
Advisor Class Shares:
Year ended February 29, 2016
Shares sold	35,509	$338,761	45,206,591	$559,554,703
Shares issued in reinvestment of distributions	12,068	114,894	3,831,124	47,429,828
Shares redeemed	(417,341)	(3,928,362)	(71,108,333)	(876,367,827)
Net increase (decrease)	(369,764)	$(3,474,707)	(22,070,618)	$(269,383,296)
Year ended February 28, 2015
Shares sold	253,751	$2,487,234	57,294,189	$709,229,011
Shares issued in reinvestment of distributions	21,184	207,648	3,778,398	46,851,743
Shares redeemed	(285,144)	(2,790,535)	(24,686,207)	(305,750,716)
Net increase (decrease)	(10,209)	$(95,653)	36,386,380	$450,330,038

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2. Shares of Beneficial Interest (continued)

	Franklin Federal		Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	22,312,373	$232,724,844	49,670,254	$522,229,483
Shares issued in reinvestment of distributions	667,629	6,966,464	18,054,585	189,390,359
Shares redeemed	(23,173,503)	(241,817,422)	(74,834,582)	(784,151,763)
Net increase (decrease)	(193,501)	$(2,126,114)	(7,109,743)	$(72,531,921)
Year ended February 28, 2015
Shares sold	18,135,022	$190,218,420	62,660,637	$656,459,692
Shares issued in reinvestment of distributions	761,074	7,983,585	18,624,103	195,363,673
Shares redeemed	(26,823,482)	(281,330,211)	(84,367,339)	(882,109,966)
Net increase (decrease)	(7,927,386)	$(83,128,206)	(3,082,599)	$(30,286,601)

Class C Shares:
Year ended February 29, 2016
Shares sold			10,147,620	$108,513,504
Shares issued in reinvestment of distributions			3,132,428	33,421,099
Shares redeemed			(15,902,086)	(169,553,332)
Net increase (decrease)			(2,622,038)	$(27,618,729)
Year ended February 28, 2015
Shares sold			12,569,751	$133,824,203
Shares issued in reinvestment of distributions			3,261,409	34,771,040
Shares redeemed			(15,583,892)	(165,535,752)
Net increase (decrease)			247,268	$3,059,491

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	6,687,709	$69,751,468	82,594,797	$872,243,238
Shares issued in reinvestment of distributions	70,584	736,184	7,906,085	83,241,460
Shares redeemed	(5,938,429)	(61,942,135)	(91,083,749)	(958,176,849)
Net increase (decrease)	819,864	$8,545,517	(582,867)	$(2,692,151)
Year ended February 28, 2015
Shares sold	9,299,475	$97,480,472	73,851,493	$773,927,526
Shares issued in reinvestment of distributions	69,730	730,891	7,538,860	79,453,639
Shares redeemed	(4,724,896)	(49,535,009)	(47,209,780)	(498,215,886)
Net increase (decrease)	4,644,309	$48,676,354	34,180,573	$355,165,279

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	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	173,089	$2,155,469	2,427,547	$28,726,883
Shares issued in reinvestment of distributions	4,604,427	57,267,235	957,105	11,315,207
Shares redeemed	(15,110,874)	(187,954,950)	(6,675,305)	(78,946,600)
Net increase (decrease)	(10,333,358)	$(128,532,246)	(3,290,653)	$(38,904,510)
Year ended February 28, 2015
Shares sold	235,013	$2,898,667	4,006,816	$47,230,807
Shares issued in reinvestment of distributions	5,069,683	62,691,356	1,071,160	12,632,188
Shares redeemed	(18,057,574)	(222,202,654)	(5,022,768)	(59,155,879)
Net increase (decrease)	(12,752,878)	$(156,612,631)	55,208	$707,116

Class C Shares:
Year ended February 29, 2016
Shares sold	33,279	$419,814	408,355	$4,893,623
Shares issued in reinvestment of distributions	669,831	8,449,839	121,269	1,449,313
Shares redeemed	(3,117,407)	(39,305,989)	(623,098)	(7,439,559)
Net increase (decrease)	(2,414,297)	$(30,436,336)	(93,474)	$(1,096,623)
Year ended February 28, 2015
Shares sold	37,330	$466,948	498,644	$5,937,976
Shares issued in reinvestment of distributions	771,594	9,669,138	130,847	1,558,988
Shares redeemed	(4,060,660)	(50,641,746)	(768,658)	(9,105,167)
Net increase (decrease)	(3,251,736)	$(40,505,660)	(139,167)	$(1,608,203)

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	988,641	$12,301,562	358,870	$4,241,432
Shares issued in reinvestment of distributions	139,226	1,731,199	26,166	309,364
Shares redeemed	(719,107)	(8,940,423)	(189,972)	(2,235,109)
Net increase (decrease)	408,760	$5,092,338	195,064	$2,315,687
Year ended February 28, 2015
Shares sold	1,245,512	$15,347,839	550,916	$6,475,385
Shares issued in reinvestment of distributions	136,604	1,689,924	17,305	204,798
Shares redeemed	(1,011,958)	(12,476,529)	(107,527)	(1,261,875)
Net increase (decrease)	370,158	$4,561,234	460,694	$5,418,308

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2. Shares of Beneficial Interest (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	4,616,224	$54,212,629
Shares issued in reinvestment of distributions	2,269,331	26,538,143
Shares redeemed	(13,981,234)	(163,577,573)
Net increase (decrease)	(7,095,679)	$(82,826,801)
Year ended February 28, 2015
Shares sold	5,873,699	$69,880,543
Shares issued in reinvestment of distributions	2,556,326	30,462,079
Shares redeemed	(16,541,565)	(196,649,870)
Net increase (decrease)	(8,111,540)	$(96,307,248)

Class C Shares:
Year ended February 29, 2016
Shares sold	1,711,144	$20,314,787
Shares issued in reinvestment of distributions	492,752	5,830,167
Shares redeemed	(3,102,965)	(36,718,976)
Net increase (decrease)	(899,069)	$(10,574,022)
Year ended February 28, 2015
Shares sold	1,716,248	$20,666,801
Shares issued in reinvestment of distributions	541,847	6,531,280
Shares redeemed	(3,905,744)	(46,943,326)
Net increase (decrease)	(1,647,649)	$(19,745,245)

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	1,895,710	$22,209,670
Shares issued in reinvestment of distributions	246,341	2,882,109
Shares redeemed	(2,070,455)	(24,242,583)
Net increase (decrease)	71,596	$849,196
Year ended February 28, 2015
Shares sold	3,676,919	$43,717,361
Shares issued in reinvestment of distributions	209,416	2,500,915
Shares redeemed	(1,556,613)	(18,560,198)
Net increase (decrease)	2,329,722	$27,658,078

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 29, 2016, each Fund’s effective investment management fee rate based on daily average net assets was as follows:

	Franklin	Franklin
Franklin	Federal	Federal	Franklin
Double	Intermediate-	Limited-Term	High Yield
Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
0.558%	0.455%	0.473%	0.451%

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
	0.460%	0.500%	0.470%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.15%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	—	0.65%

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A		0.10%	0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$ —	$324,582	$117,269	$932,603
CDSC retained	$ —	$69,621	$41,479	$118,887

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers		$198	$55,320	$101,691
CDSC retained		$—	$2,193	$17,329

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

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For the year ended February 29, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$60,127	$989,953	$130,933	$1,516,118

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund

Transfer agent fees		$331,010	$ 79,104	$206,094

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses,) for each class of the fund do not exceed 0.48%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2016.

g. Interfund Transactions

Franklin High Yield Tax-Free Income Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended February 29, 2016, the purchase and sale transactions aggregated $900,000 and $0, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 29, 2016, the capital loss carryforwards were as follows:

		Franklin
		Federal	Franklin	Franklin
	Franklin	Intermediate-	Federal	High Yield
	Double	Term Tax-	Limited-Term	Tax-Free
	Tax-Free	Free Income	Tax-Free	Income
	Income Fund	Fund	Income Fund	Fund
Capital loss carryforwards subject to expiration:
2017	$944,001	$6,237,620	$—	$15,478,643
2018	2,690,894	223,211	567	53,451,410
2019	853,373	1,793,931		583,369
Capital loss carryforwards not subject to expiration:
Short term	4,879,485	32,605,793	—	145,420,077
Long term	92,230,487	20,546,578	1,184,751	322,904,985
Total capital loss carryforwards	$101,598,240	$61,407,133	$1,185,318	$537,838,484

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4. Income Taxes (continued)

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$36,012	$—	$—
2018	5,518,185	—	—
Capital loss carryforwards not subject to expiration:
Short term	35,870,393	7,807,308	10,977,686
Long term	19,839,473	10,992,863	42,889,094
Total capital loss carryforwards	$61,264,063	$18,800,171	$53,866,780

During the year ended February 29, 2016, the Funds utilized capital loss carryforwards as follows:

Franklin
Federal	Franklin	Franklin
Limited-Term	Insured	Massachusetts
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund
$91,300	$369,141	$387,921

On February 29, 2016, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

	Franklin	Franklin	Franklin
	Federal	Federal	High Yield
Franklin Double	Intermediate-	Limited-Term	Tax-Free
Tax-Free	Term Tax-Free	Tax-Free	Income
Income Fund	Income Fund	Income Fund	Fund
$503,897	$1,114,337	$17,957	$62,972,830

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015 was as follows:

			Franklin Federal
	Franklin Double Tax-Free		Intermediate-Term		Franklin Federal Limited-Term
	Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt income	$7,615,787	$14,517,680	$112,663,479	$111,287,685	$10,195,775	$11,558,511

	Franklin High Yield		Franklin Insured Tax-Free		Franklin Massachusetts
	Tax-Free Income Fund		Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt income	$354,366,468	$361,350,043	$78,093,410	$86,389,270	$15,963,035	$17,694,926

                                                                                     Franklin New Jersey
                                                                                   Tax-Free Income Fund

	2016	2015
Distributions paid from tax exempt income	$42,824,380	$48,755,402

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At February 29, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

		Franklin	Franklin
		Federal	Federal	Franklin
	Franklin Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$144,896,363	$3,779,462,024	$1,097,362,402	$7,452,046,059
Unrealized appreciation	$10,677,218	$297,719,206	$13,067,975	$1,044,425,354
Unrealized depreciation	(20,140,491)	(323,347)	(82,677)	(307,148,095)
Net unrealized appreciation (depreciation)	$(9,463,273)	$297,395,859	$12,985,298	$737,277,259
Undistributed tax exempt income	$1,479,978	$3,077,378	$1,535,654	$25,378,422
Undistributed ordinary income	—	—	—	597,451
Distributable earnings	$1,479,978	$3,077,378	$1,535,654	$25,975,873

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Cost of investments		$1,759,388,276	$433,470,822	$1,036,769,612
Unrealized appreciation		$162,846,043	34,215,588	$72,534,515
Unrealized depreciation		(29,767)	(104,631)	(35,490,650)
Net unrealized appreciation (depreciation)		$162,816,276	$34,110,957	$37,043,865
Distributable earnings -
undistributed tax exempt income		$4,654,228	$731,617	$4,356,239

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2016, were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$—	$275,972,141	$237,592,103	$1,093,829,607
Sales	$54,228,107	$432,724,810	$262,590,000	$958,513,289

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Purchases		$37,913,250	$23,500,600	$58,741,384
Sales		$160,231,694	$63,588,560	$148,494,429

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NOTES TO FINANCIAL STATEMENTS

6. Credit Risk and Defaulted Securities

At February 29, 2016, Franklin Double Tax-Free Income Fund and Franklin High Yield Tax-Free Income Fund had 28.31% and 15.20%, respectively, of their portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2016, the aggregate value of these securities was $14,409,306, representing 0.17% of the Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Upcoming Acquisitions/Reorganization

On October 20, 2015, the Board approved a proposal to reorganize Franklin Double Tax-Free Income Fund with and into Franklin High Yield Tax-Free Income Fund. On April 4, 2016, shareholders of Franklin Double Tax-Free Income Fund approved the proposal. Upon completion of the reorganization on or about April 29, 2016, assets in Franklin Double Tax-Free Income Fund will be transferred into Franklin High Yield Tax-Free Income Fund.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Tem-pleton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS

  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of finan- cial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 29, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Double Tax-Free Income Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$135,433,090	$—	$135,433,090

Franklin Federal Intermediate-Term Tax-Free Income Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$4,046,862,883	$—	$4,046,862,883
Short Term Investments	—	29,995,000	—	29,995,000
Total Investments in Securities	—	4,076,857,883	—	4,076,857,883

Franklin Federal Limited-Term Tax-Free Income Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$1,013,827,829	$—	$1,013,827,829
Short Term Investments	—	96,519,871	—	96,519,871
Total Investments in Securities	$—	$1,110,347,700	$—	$1,110,347,700

Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities
Common Stocks and Other Equity Interests	$—	$—	$717,082	$717,082
Corporate Bonds	—	4,688,730	—	4,688,730
Municipal Bonds	—	8,120,118,506	1,399,000	8,121,517,506
Short Term Investments	—	62,400,000	—	62,400,000
Total Investments in Securities	$—	$8,187,207,236	$2,116,082	$8,189,323,318

Franklin Insured Tax-Free Income Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$1,922,204,552	$—	$1,922,204,552

Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$467,581,779	$—	$467,581,779

Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$1,073,813,477	$—	$1,073,813,477

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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NOTES TO FINANCIAL STATEMENTS

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ACA	American Capital Access Holdings Inc.	ID	Improvement District
AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BAM	Build America Mutual Assurance Co.	IDB	Industrial Development Bond/Board
BAN	Bond Anticipation Note	IDBR	Industrial Development Board Revenue
BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
CDA	Community Development Authority/Agency	MAC	Municipal Assurance Corp.
CDD	Community Development District	MFH	Multi-Family Housing
CDR	Community Development Revenue	MFHR	Multi-Family Housing Revenue
CFD	Community Facilities District	MFMR	Multi-Family Mortgage Revenue
CIFG	CDC IXIS Financial Guaranty	MFR	Multi-Family Revenue
COP	Certificate of Participation	MTA	Metropolitan Transit Authority
CSD	Central School District	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCC	Pollution Control Corp.
EDR	Economic Development Revenue	PCFA	Pollution Control Financing Authority
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFA	Public Financing Authority
FICO	Financing Corp.	PFAR	Public Financing Authority Revenue
FNMA	Federal National Mortgage Association	PIK	Payment-In-Kind
FRN	Floating Rate Note	PSF	Permanent School Fund
GARB	General Airport Revenue Bonds	RDA	Redevelopment Agency/Authority
GO	General Obligation	SF	Single Family
HDA	Housing Development Authority/Agency	SFHR	Single Family Housing Revenue
HDC	Housing Development Corp.	SFMR	Single Family Mortgage Revenue
HFA	Housing Finance Authority/Agency	UHSD	Unified/Union High School District
HFAR	Housing Finance Authority Revenue	USD	Unified/Union School District
		XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8, the Investment Manager is in the process of completing the reorganization of the Franklin Double Tax-Free Income Fund (the “Fund”) with and into Franklin High Yield Tax-Free Income Fund, after which the Fund will cease all operations. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2016. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services) (2011-
				present) and H.J. Heinz Company
				(processed foods and allied products)
				(1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium) (1999-
				2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-
present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-
2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-
2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	147	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment
Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within Franklin Tax-Free Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and subaccounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to

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enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge report prepared for each individual Fund showed its investment performance for its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations.

The Broadridge report showed the income return for each Fund for 2015 and for the previous three-, five- and 10-year periods on an annualized basis to be above the median of its Lipper performance universe and in the first- or second-highest quintile of such universe, except for Franklin High Yield Tax-Free Income Fund.

The Broadridge report showed the total return for the majority of the Funds to be below the median of each Fund’s respective Lipper performance universe in 2015 and at least one of the annualized periods, with Franklin Double Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund below the median for 2015 and the annualized three-, five- and 10-year periods. In contrast, Franklin Intermediate-Term Tax-Free Income Fund, Franklin Limited-Term Tax-Free Income Fund and Franklin Insured Tax-Free Income Fund performed above the median for 2015 and all annualized periods. The Board was satisfied with the overall performance of these Funds, noting their income-oriented objective.

Franklin High Yield Tax-Free Income Fund delivered income returns at the median for the three-year period and below the median for the five-year period, with returns in the middle quin-tile for the one-, three- and five-year periods each on an annualized basis. In reviewing the Fund’s performance, the Board noted that the Fund’s income return for the 10-year annualized period was in the second-highest quintile and that the Fund’s total return was above the median for the 10-year annualized period.

The Board noted that while the total returns of Franklin Double Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund were not favorable, these Funds have an income-oriented objective and demonstrated favorable income returns. As a result, the Board did not believe that any change in portfolio management was warranted.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Broadridge reports showed that the contractual investment management fee rates for three Funds were at or below the median of their respective Lipper expense groups. The contractual investment management fee rate for four of the Funds—Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund—were within five and one half basis points of their respective Lipper expense group medians. The Broadridge reports further showed that the actual total expense ratios for all Funds were at or below the median of

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Board Review of Investment Management Agreement (continued)

their respective Lipper expense groups, with each being in the least expensive quintile of such group except for Franklin Double Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Broadridge reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The Board observed that at December 31, 2015, none of these Funds had assets in excess of $8 billion, except for Franklin High Yield Tax-Free Income Fund, and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides for a sharing of benefits with the Fund and its shareholders as the Fund grows.

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Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $865,326 for the fiscal year ended February 29, 2016 and $820,076 for the fiscal year ended February 28, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

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(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2016 and $9,247 for the fiscal year ended February 28, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $672,151 for the fiscal year ended February 29, 2016 and $0 for the fiscal year ended February 28, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

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(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $672,151 for the fiscal year ended February 29, 2016 and $9,247 for the fiscal year ended February 28, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

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Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2016

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 26, 2016

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